UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10303

Buffalo Funds

(Exact name of registrant as specified in charter)

5420 W. 61st Place,

Mission, KS 66025
(Address of principal executive offices) (Zip code)

Laura Symon Browne

5420 W. 61st Place,

Mission, KS 66205
(Name and address of agent for service)

913-677-7778

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

March 31, 2023

MESSAGE TO OUR SHAREHOLDERS

DEAR SHAREHOLDERS,

The fiscal year ending March 31, 2023 was a choppy period for the markets as a dramatic increase in interest rates combined with data on inflation, economic growth, and corporate earnings were sending mixed signals. The S&P 500 Index declined by 7.74% during the fiscal year. Inflation is still running hotter than historic averages and the Fed's 2% target, but has begun to decelerate from recent generational highs. The Fed has continued to fight inflation with short term interest rate increases at each of its meetings in 2023, most recently by another 25 basis points to 4.75%-5% in mid-March. We just passed the one-year mark since the initial interest rate hike this tightening cycle, with the high end of the overnight money rate target moving from 0.25% to 5% in just a year.

Despite some high-profile job cuts in Technology and other sectors, the labor market remains tight overall, and workers are actively looking to gain pay increases to make up for lost purchasing power resulting from inflation. While continued employment income has helped keep consumer spending at reasonably high levels, it complicates the Fed's efforts to fight inflation given how much stickier wage levels are compared to commodity and other cost inputs that adjust faster.

The biggest event muddying the financial picture and making future Fed actions less predictable has been the recent test of confidence in the banking system, which has included the collapses of Credit Suisse, Silicon Valley Bank (SVB), and Signature Bank (their assets are being absorbed by other institutions) and extraordinary actions to support other banks. Interest rate increases during the past year have made the assets on bank balance sheets worth less (interest rates and fixed income prices are inversely related), which has called into question capital levels relative to deposits and prompted depositor runs on some banks, especially smaller local and regional banks that have a higher percentage of uninsured deposits (i.e., deposits in accounts that exceed the Federal Deposit Insurance Corp. guarantee of $250k).

An overriding, concerted effort is still underway to reassure the public and markets that the banking system is sound. Indeed, the banks are much better capitalized now compared to before the great financial crisis of 2008. Other measures such as Tier 1 capital ratios to total assets and risk-adjusted assets also support the notion of a less leveraged and risky U.S. banking system since prior to the great financial crisis. However, it seems likely that the banks will face a combination of greater capital requirements and regulatory and compliance costs, including increases in FDIC insurance premiums — and perhaps more pressure to offer higher interest rates to retain deposits going forward. The net effect could be a reduced propensity to make new loans, a retrenchment that could inhibit overall economic growth (besides merely lowering banks' earnings). In effect, we could see a sea change away from the Fed fighting inflation by raising rates to slow the economy, to an environment where the banks limit the supply of available capital, either making it unavailable or more costly because lendable money supply will be reduced. Regardless of which moves the needle more, either could theoretically accomplish the goal of reducing inflation by slowing the economy.

Besides banking and monetary policy, the other area we remain highly focused on is energy which can impact inflation, growth, and corporate profitability. The recent OPEC+ production cut, led by the Saudis, further suggests that they are unlikely to let crude prices fall much below $70. Despite the recent uptick, oil and gas prices are still much lower today compared to a year ago following the breakout of war in Ukraine, and the headline consumer price index (CPI, a key measure of inflation) may start looking more benign on a year-over-year basis in the coming months, if further price rises can be contained.

Given elevated economic and geopolitical risk coupled with uncertainty around inflation-fighting measures outcomes, we continue to invest in companies benefiting from broadly-reaching secular growth trends with a bias to strong management teams, resilient balance sheets, and demonstrated cash flows that we can be confident owning through full economic cycles.

Thank you for your continued trust and conviction in the Buffalo Funds.

Sincerely,

Laura Symon Browne

President
Buffalo Funds

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-800-49-BUFFALO or visiting www.buffalofunds.com. Read it carefully before investing.

Past performance does not guarantee future results. Mutual fund investing involves risk. Principal loss is possible.

Kornitzer Capital Management, Inc. is the Advisor to the Buffalo Funds which are distributed by Quasar Distributors, LLC.

Nothing contained in this communication constitutes tax, legal or investment advice. Investors must consult their tax advisors or legal counsel for advice and information concerning their particular situation.

The opinions expressed are those of the Portfolio Manager(s) and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Fund performance may be subject to substantial short-term changes.

S&P 500 index — The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

Tier 1 Capital Ratios — Ratio of a bank's equity capital and disclosed reserves to its total risk-weighted assets.

TABLE OF CONTENTS

Investment Results (unaudited)	6
Portfolio Management Review (unaudited)	10
Expense Example (unaudited)	20
Allocation of Portfolio Holdings (unaudited)	24
Schedules of Investments or Options Written	26
Buffalo Discovery Fund (BUFTX)	26
Buffalo Dividend Focus Fund (BUFDX)	32
Buffalo Early Stage Growth Fund (BUFOX)	40
Buffalo Flexible Income Fund (BUFBX)	45
Buffalo Growth Fund (BUFGX)	51
Buffalo High Yield Fund (BUFHX)	55
Buffalo International Fund (BUFIX)	68
Buffalo Large Cap Fund (BUFEX)	78
Buffalo Mid Cap Fund (BUFMX)	84
Buffalo Small Cap Fund (BUFSX)	89
Statements of Assets and Liabilities	96
Statements of Operations	98
Statements of Changes in Net Assets	100
Financial Highlights	104
Notes to Financial Statements	124
Report of Independent Registered Public Accounting Firm	137
Notice to Shareholders (unaudited)	138
Privacy Policy (unaudited)	149

INVESTMENT RESULTS (UNAUDITED)

Total Returns as of March 31, 2023

			Average Annual
	Gross Expense Ratio*	Six Months	One Year	Five Years	Ten Years	Investor Class Since Inception	Institutional Class Since Inception[2]
Buffalo Discovery Fund — Investor Class (inception date 4/16/01)	1.00%	17.08%	-10.12%	7.45%	10.94%	8.88%	N/A
Buffalo Discovery Fund — Institutional Class (inception date 7/1/19)[1]	0.86%	17.19%	-9.94%	7.62%	11.11%	N/A	9.04%
Russell Mid Cap Growth Index	N/A	16.67%	-8.52%	9.07%	11.17%	8.84%	8.84%
Buffalo Dividend Focus Fund — Investor Class (inception date 12/03/12)	0.93%	12.60%	-4.22%	10.55%	11.76%	11.96%	N/A
Buffalo Dividend Focus Fund — Institutional Class (inception date 7/1/19)[1]	0.78%	12.69%	-4.04%	10.72%	11.92%	N/A	12.13%
Russell 1000 Index	N/A	15.24%	-8.39%	10.87%	12.01%	12.91%	12.91%
Buffalo Early Stage Growth Fund — Investor Class (inception date 5/21/04)	1.46%	10.39%	-14.23%	8.19%	10.04%	8.46%	N/A
Buffalo Early Stage Growth Fund — Institutional Class (inception date 7/1/19)[1]	1.33%	10.47%	-14.05%	8.36%	10.21%	N/A	8.63%
Russell 2000 Growth Index	N/A	10.46%	-10.60%	4.26%	8.49%	8.26%	8.26%
Buffalo Flexible Income Fund — Investor Class (inception date 8/12/94)	1.01%	12.55%	-0.87%	8.41%	7.07%	7.41%	N/A
Buffalo Flexible Income Fund — Institutional Class (inception date 7/1/19)[1]	0.86%	12.64%	-0.78%	8.57%	7.22%	N/A	7.57%
Russell 3000 Index	N/A	14.88%	-8.58%	10.45%	11.73%	9.93%	9.93%
Buffalo Growth Fund — Investor Class (inception date 5/19/95)	0.92%	18.76%	-12.55%	9.91%	11.52%	10.01%	N/A
Buffalo Growth Fund — Institutional Class (inception date 7/1/19)[1]	0.77%	18.86%	-12.44%	10.08%	11.69%	N/A	10.18%
Russell 3000 Growth Index	N/A	16.49%	-10.88%	13.02%	14.16%	9.79%	9.79%
Buffalo High Yield Fund — Investor Class (inception date 5/19/95)	1.02%	6.43%	-1.63%	4.24%	4.28%	6.57%	N/A
Buffalo High Yield Fund — Institutional Class (inception date 7/1/19)[1]	0.87%	6.51%	-1.49%	4.38%	4.43%	N/A	6.72%
ICE BofAML US High Yield Master II Index	N/A	7.89%	-3.50%	3.07%	4.03%	6.48%	6.48%
Buffalo International Fund — Investor Class (inception date 9/28/07)	1.03%	30.10%	-0.21%	7.39%	7.97%	5.47%	N/A
Buffalo International Fund — Institutional Class (inception date 7/1/19)[1]	0.88%	30.13%	-0.09%	7.55%	8.13%	N/A	5.63%
FTSE All-World ex-US Index	N/A	21.87%	-4.82%	3.15%	4.85%	2.54%	2.54%
Buffalo Large Cap Fund — Investor Class (inception date 5/19/95)	0.93%	16.52%	-10.08%	11.14%	12.97%	9.83%	N/A
Buffalo Large Cap Fund — Institutional Class (inception date 7/1/19)[1]	0.78%	16.60%	-9.97%	11.30%	13.14%	N/A	10.00%
Russell 1000 Growth Index	N/A	16.88%	-10.90%	13.66%	14.59%	9.97%	9.97%

(Unaudited)

			Average Annual
	Gross Expense Ratio*	Six Months	One Year	Five Years	Ten Years	Investor Class Since Inception	Institutional Class Since Inception[2]
Buffalo Mid Cap Fund — Investor Class (inception date 12/17/01)	1.02%	15.43%	-12.58%	8.49%	9.13%	8.12%	N/A
Buffalo Mid Cap Fund — Institutional Class (inception date 7/1/19)[1]	0.87%	15.57%	-12.46%	8.66%	9.29%	N/A	8.28%
Russell Mid Cap Growth Index	N/A	16.67%	-8.52%	9.07%	11.17%	9.05%	9.05%
Buffalo Small Cap Fund — Investor Class (inception date 4/14/98)	1.01%	5.19%	-11.98%	10.91%	10.51%	11.42%	N/A
Buffalo Small Cap Fund — Institutional Class (inception date 7/1/19)[1]	0.86%	5.16%	-11.92%	11.06%	10.67%	N/A	9.51%
Russell 2000 Growth Index	N/A	10.46%	-10.60%	4.26%	8.49%	5.83%	5.83%

1  The Institutional Class commenced operations on 7/1/2019. Performance for periods prior to 7/1/2019 is based on the performance of the Investor Class adjusted for the Shareholder Services fee of the Investor Class.

2  Not annualized.

*  As reported in the Funds' Prospectus dated July 29, 2022. Current period gross expense ratio for each Fund can be found on the Financial Highlights, beginning on page 100.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current as of the most recent month-end may be obtained by calling 1-800-49-BUFFALO or by visiting the website at www.buffalofunds.com.

The Funds' returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index. The Russell Mid Cap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index represents the 1,000 companies by market capitalization in the USA. The Russell 3000 Index is a market-capitalization-weighted equity index that tracks the performance of the 3,000 largest US-traded stocks. The Russell 3000 Growth Index is a market-capitalization index that is comprised of companies that display signs of above-average growth. The FTSE All-World ex-US Index is part of the FTSE All-World Index, a global index covering approximately 4,000 mid cap and large cap stocks in 47 countries, excluding the USA. The ICE BofAML US High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in healthcare and information technology companies, foreign securities, debt securities, lower- or unrated securities and medium and small companies. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

INVESTMENT RESULTS (UNAUDITED) Continued

Growth of a $10,000 Investment

BUFFALO DISCOVERY FUND

BUFFALO DIVIDEND FOCUS FUND

BUFFALO EARLY STAGE
GROWTH FUND

BUFFALO FLEXIBLE INCOME FUND

BUFFALO GROWTH FUND

BUFFALO HIGH YIELD FUND

(Unaudited)

Growth of a $10,000 Investment

BUFFALO INTERNATIONAL FUND

BUFFALO LARGE CAP FUND

BUFFALO MID CAP FUND

BUFFALO SMALL CAP FUND

PORTFOLIO MANAGEMENT REVIEW (UNAUDITED)

BUFFALO DISCOVERY FUND

The Buffalo Discovery Fund produced a return of -10.12% for the 12 months ending March 31, 2023, a result that trailed the Russell Midcap Growth Index return of -8.52%. Equities saw broad-based declines across the market cap spectrum during our annual reporting period. After years of the Federal Reserve providing monetary support through both interest rate policy and asset purchases, persistent and rampant inflation generated an aggressive response from the Federal Reserve to attempt to drive inflation back to the 2% target by raising the Fed Funds target to 4.75-5.00%, which weighed heavily on equity markets.

Stock selection within the health care and consumer discretionary areas detracted from performance results during the period. Shares of Azenta pulled back significantly following the sale of its semiconductor business, Azenta is now a pure-play life sciences company with a cash-rich balance sheet. Investors reacted negatively to 2023 guidance that projected a slower pace of margin expansion due to investments in their global sales infrastructure. Headwinds from currency, China lockdowns, and declining COVID-related revenues have also weighed on recent results. However, the long-term trend towards cell and gene therapy and biologics has not slowed. These new drugs require a materially different infrastructure for storage and shipping of biological materials, and the company has carved out a clinical research niche by offering both cold storage repositories for tissue samples and genomic analysis services to leading biopharma companies.

Within consumer discretionary, Expedia was a large detractor from Fund performance. Expedia is an online travel agency (OTA) with brands that include Expedia, Hotels.com, Vrbo, and Travelocity. There has been a strong recovery in demand for consumer travel coming out of the COVID pandemic, but investors are increasingly concerned that fundamentals have peaked ahead of a potential recession, and that Expedia has ceded some market share in hotels to Booking.com. However, we believe the company is well positioned to benefit from a multiyear recovery in services spending that we expect to play out, and that share loss concerns have been overstated due to the divestment of a subsidiary in

Europe. We view the company's current valuation compelling, given the recent pullback.

Calix was the largest contributor to performance during the fiscal year. The company develops and markets communications software, systems, and services to smaller broadband service providers. The Fund initiated a position early in 2022 following a pullback in the stock despite no negative change in the company's fundamentals. Calix continued to see strong demand for its products and has successfully transformed its business into a higher margin platform company from a legacy hardware provider.

The Fed's aggressive tightening policy appears to be working, though, and inflation is steadily drifting lower. It can seem counterintuitive, but periods of weaker economic expansion are often great times to invest in innovative growth stocks. Valuations are more reasonable, companies tend to get smarter on expenses, modest increases in revenue can still drive expense leverage and outsized relative earnings growth, and these periods typically end with the Federal Reserve cutting interest rates to reaccelerate the economy, and that is good for growth stock valuation multiples. Investors certainly digested a lot of bad news in 2022: the launch of a war in Ukraine, decades-high inflation, the lapping of more than $1 trillion of stimulus payments, a strong U.S. dollar, and ongoing supply chain disruption. Putting these headwinds in the rear-view mirror ultimately creates a much more favorable outlook for long-term equity investors.

Our strategy is to take a long-term, risk-aware view and build positions in innovation-focused growth companies at attractive prices. Our investment time horizon is a competitive advantage, and we remain focused on dominant franchises with strong balance sheets and scalable business models. This should lead to the compounding of attractive returns over time. Thank you for your continued trust and support.

BUFFALO DIVIDEND FOCUS FUND

The Buffalo Dividend Focus Fund posted a return of -4.22% for the 12-month period ending March 31, 2023, a result that outperformed the Russell 1000 Index return of -8.39%.

(Unaudited)

Stocks experienced broad-based declines during our annual reporting period as persistent and rampant inflation generated an aggressive response from the Federal Reserve to drive inflation back to the 2% target by raising the Fed Funds target to 4.75-5.00%, a development which weighed heavily on equity markets.

The Fund was overweight energy during the annual reporting period, which benefitted relative results as energy was the top performing economic sector for the year. The Fund experienced strong stock selection in the consumer discretionary area relative to the benchmark which also aided relative performance. Additionally, a higher-than-normal cash position during the market drawdown over the past 12 months provided a buffer against deeper losses.

Specific securities that contributed most positively to performance included Marathon Petroleum Corporation and Energy Transfer LP, which operate in the energy sector (energy properties, refining and marketing, and transportation). Although energy commodity prices have declined from recent peaks, they remained elevated throughout the period allowing the companies in these industries to generate healthy profits and cash flow.

Elanco Animal Health was the top detractor from the Fund's performance during the period. Shares of Elanco, an animal health care company, fell as management lowered its forecast for the year citing the impact of foreign exchange rates and supply chain disruptions.

Looking ahead we are anticipating a period of slower economic expansion moving deeper into 2023 driven by higher interest rates and decelerating growth in both jobs and wages. Inflation has likely peaked, notwithstanding being a bit stickier than most would prefer. The Fed is very likely nearing the end of its interest rate-raising cycle with perhaps another 25 basis point increase in the Fed Funds Rate at the upcoming meeting in May. The recent banking crisis could also reduce money supply growth as loan volumes in the U.S. will most certainly be more constrained throughout the year. Despite the uncertainty, we remain focused on wide moat, large capitalization companies trading at reasonable valuations, in our view. As always, the Fund will continue to emphasize competitively advantaged companies that can be purchased at a fair value, in our opinion. As stock market volatility spikes, we will look for opportunities to find companies that fit our investment criteria, as we continue to follow our process of finding new investment ideas and to be ready when market declines provide better entry points.

BUFFALO EARLY STAGE GROWTH FUND

The Buffalo Early Stage Growth Fund returned -14.23% for the 12 months ending March 31, 2023, and underperformed the Russell 2000 Growth Index return of -10.60%. Stocks experienced broad-based declines across the market cap spectrum during our annual reporting period. After years of the Federal Reserve providing monetary support through both interest rate policy and asset purchases, persistent and rampant inflation generated an aggressive response from the Federal Reserve to attempt to drive inflation back to the 2% target by raising the Fed Funds target to 4.75-5.00%, which weighed heavily on equity markets.

Most of the relative underperformance came from stock selection as the Fund's sector allocation impact was neutral. The Fund's holdings in the Consumer Discretionary, Communication Services and Industrials, were the primary drag on relative performance.

Paya Holdings was the leading positive contributor to Fund performance during the period. The provider of payment transaction capabilities, which partners with software offerings serving the education industry, government agencies, and non-profit agencies along with other less cyclical industries, was acquired by a larger payments company in January 2023.

Open Lending was a significant drag on performance. Lower auto sales resulting from constrained auto supply, lower refinancing opportunities driven by rapidly rising interest rates, and lower profit share revenue from insurance partners proved challenging for the company. Investor expectations declined throughout the year and the stock fell proportionately.

8x8, a leading provider of cloud-based voice, chat, video meetings and contact center offerings was also a leading detractor. A major valuation multiple reset across the software industry along with increased concerns over competition led to the share price decline.

Financial conditions have continued to tighten in calendar 2023. The Fed Funds target rate has risen to 4.75-5.00% this year, although only one more increase is anticipated at this point. Additionally, pressure on regional banks' deposit bases along with holdings has the potential to induce further credit tightening.

As an offset, the economy remains at full employment, personal balance sheets remain strong, and corporate

(Unaudited)

margins remain at near record levels. Additionally, inflation readings have moderated and should continue to ease as we move throughout 2023. While we very well could see a more than modest economic downturn, there appears to continue to be a solid foundation on many fronts.

Regardless of the macroeconomic headwinds we face, our job remains to find attractive small cap companies that have not been fully appreciated by the market or are mispriced due to recent results or events. We believe less investor interest in our segment of the market creates opportunity for us to uncover value.

The Fund typically invests at the smaller end of the small cap growth spectrum and the managers continue to seek companies with sustainable growth due to secular growth trends or innovative, disruptive products.

The Buffalo Early Stage Growth Fund is focused primarily on identifying innovation within U.S. companies with primarily North American revenue bases. With an active share of greater than 90%, a lower turnover strategy with 50-70 holdings, the Fund will continue to offer a distinct offering.

BUFFALO FLEXIBLE INCOME FUND

The Buffalo Flexible Income Fund produced a return of -0.87% for the 12-month period ending March, 31, 2023, a result that outperformed the Russell 3000 Index return of -8.58%. Stocks experienced broad-based declines during our annual reporting period as persistent and rampant inflation generated an aggressive response from the Federal Reserve to drive inflation back to the 2% target by raising the Fed Funds target to 4.75-5.00%, a development which weighed heavily on equity markets.

The Fund was overweight energy and consumer staples during the annual reporting period, which benefitted relative results as energy was the top performing economic sector for the year with staples next. Exxon Mobil, Marathon Petroleum, Hess, Schlumberger ConocoPhillips, and Chevron were some the strongest contributors to portfolio results. Energy companies continued to benefit from higher oil and gas prices relative to prior years.

Health Care was another area of strength for portfolio results due to stock selection and a slight overweight allocation relative to the benchmark in this traditionally defensive area. Gilead, Merck, Pfizer and Eli Lilly were the strongest contributors to Fund results within Health Care.

Gilead benefited from a positive earnings release and better than expected guidance due to strong performance across multiple products. Merck also reported good earnings during the quarter driven by its flagship drug Keytruda as well as Gardasil and its animal health segment.

Looking ahead global economies continue to slow. Many companies have already lowered their financial guidance for the year. We believe a lot of bad news has been priced into market valuations, but volatility could remain elevated. The direction of the market will depend on inflation's trajectory, the Federal Reserve's actions to tame inflation, and the amount of economic damage caused by higher interest rates. We are seeing a decline in logistics costs, shipping rates, and most commodity prices, however component shortages/supply chain issues continue to persist.

Despite the uncertainty, we remain focused on wide moat, large capitalization dividend-paying companies trading at reasonable valuations, in our view. As always, the Fund will continue to emphasize competitively advantaged companies that can be purchased at a fair value. We will be ready to take advantage of opportunities created by stock market volatility using market declines as attractive entry points for long-term investors.

BUFFALO GROWTH FUND

The Buffalo Growth Fund produced a return of -12.55% for the 12 months ending March 31, 2023, a result that trailed the Russell 3000 Growth Index return of -10.88%. Equities saw broad-based declines across the market cap spectrum during our annual reporting period. After years of the Federal Reserve providing monetary support through both interest rate policy and asset purchases, persistent and rampant inflation generated an aggressive response from the Federal Reserve to attempt to drive inflation back to the 2% target by raising the Fed Funds target to 4.75-5.00%, which weighed heavily on equity markets.

The portfolio was overweight communication services throughout the year which weighed on performance and negatively impacted the sector selection effect as it was the worst performing benchmark sector during our fiscal year. Meanwhile stock selection within health care, financials, and industrials were also detractors from performance results during the period.

(Unaudited)

Fair Isaac Corporation was a top contributor to Fund performance for the year, as management reported strong earnings and issued 2023 guidance well ahead of investor expectations. Much of the upside to revenues is being driven by pricing. We believe that the company has a strong competitive position and that after years of forgoing price increases for their FICO scores, they have an opportunity to increase prices in excess of inflation for the foreseeable future.

Schlumberger was among the top contributors to fund results for the year. Schlumberger is an oilfield services company that supplies technology for reservoir characterization, drilling, production, and processing. The company reported better than expected revenues and earnings, driven by international well construction. The company generates attractive returns on capital and has a strong competitive position. Earnings estimates for the company are likely to move higher as the oil and gas industry stands to receive help from China's reopening, Europe's ban on Russian gas, and the U.S. government ultimately needing to refill the Strategic Petroleum Reserve.

Amazon.com was the top detractor from the portfolio's performance as management reported disappointing financial results. Revenues were in-line with expectations, but operating income disappointed driven by margin contraction at Amazon Web Services. Decelerating revenue growth and a weak guidance also weighed on the stock. While the near-term may be bumpy, we believe the company will continue to dominate ecommerce, benefit from growth in the public cloud, and continue to rapidly grow advertising revenues over the long-term.

We believe stock market multiples have largely adjusted to higher interest rates, but corporate earnings may still need to adjust downward to reflect a more difficult business environment. We expect companies will provide cautious earnings guidance due to slowing economic activity, higher funding costs and tightening credit conditions. On a positive note, we are seeing signs that the Federal Reserve's aggressive effort to combat inflation is working. Inflation has likely peaked and supply chains are loosening. If inflation continues to slow at the current pace, the Fed is likely nearing the end of its rate-raising cycle with perhaps one more 25 basis point increase at its May meeting.

Our strategy is to take a long-term risk aware view and build positions in premier growth companies as risk/reward improves. We are leaning into quality;

dominant companies with strong balance sheets and moaty businesses generating attractive returns. We're also keeping a watchful eye for price dislocations where near-term uncertainty creates long-term opportunity. As we move through this more tumultuous part of the economic cycle, heightened investor fear and market volatility can lead to incredibly attractive stock opportunities for prepared investors with a long-term investment horizon. We believe investing in well-managed companies with durable competitive advantages trading at attractive valuations will continue to generate outsized multiyear returns. Thank you for your continued trust and support.

BUFFALO HIGH YIELD FUND

The Buffalo High Yield Fund produced a return of -1.63% for the fiscal year ending March 31, 2023, a result that outperformed the ICE BofA US High Yield Index, which generated a return of -3.50% for the 12-month period.

For the first two quarters of our fiscal period, the U.S. high yield sector experienced a significant correction before reversing course in the back half of the year. The fiscal year started on shaky ground due to Russia's invasion of Ukraine and was only exacerbated by the Federal Reserve beginning an aggressive series of rate hikes in March which triggered a painful sell-off in high yield bonds. Negative returns for high yield bonds continued through June as the Fed increased interest rates another 150 basis points (bps), but then the high yield market began to pivot in July. Better than expected corporate earnings, investor sentiment that inflation was peaking, a lack of new issue supply and retail inflows into high yield funds, all began to drive positive returns. According to JP Morgan, high yield bond yields peaked at 9.31% in June, increasing 290bps from 6.31% in March, before rallying to close out the fiscal year at a yield to worst of 8.76%.

High yield mutual funds reported cash outflows of -$39 billion during the fiscal year with the third quarter (Oct-Dec) being the only period with inflows. New issuance of high yield bonds in the fiscal year was a very muted $100.6 billion and $40.5 billion of that new supply came in the fourth quarter. This compares to average quarterly new issuance volume of $112 billion in 2020 and $120.8 billion in 2021.

Over the course of the fiscal year, the 10-year Treasury bond yield increased 112bps from 2.35% to 3.47%, peaking at 4.24% in October. This was the first time the

(Unaudited)

10-year treasury yield had broken above the 4.0% threshold since the 2008 financial crisis. The 112bps move in the 10-year yield was outpaced by the 169bps move higher in 2-year Treasury yield over the fiscal year. The majority of this steepening of the 2/10 year spread occurred primarily in the September '22 quarter and negatively impacted spreads and yields in corporate bonds. Due to the floating rate nature of bank debt, term loans significantly outperformed high yield bonds during the fiscal year period. Per JP Morgan, leveraged loans generated positive 3.33% returns during the 12-month period ending March 2023.

According to JP Morgan, BB rated bonds outperformed both B and CCC rated issues during the fiscal year (BB = -1.17%, B = -2.68%, CCC = -11.68%). Due to the floating rate nature of bank debt, leveraged loans significantly outperformed high yield bonds during the fiscal year period generating positive 3.33% returns. The Fund's ~20% weighting in bank debt was a significant contributor to its relative outperformance. According to data from JP Morgan, the Diversified Media sector was the best performer with a positive 2.37% return and Broadcasting was the worst performing sector delivering negative returns of -17.14% during the fiscal year ending March 2023.

According to data from JP Morgan, the U.S. high yield market's spread to worst for the period-end was 4.99%, 100bps wider than the preceding March '22 period and 63 basis points tighter than its 20-year historical average of 5.62%. The yield to worst for the high yield market at fiscal year-end was 8.76%, above the 6.31% in the preceding March '22 period as well as the 20-year average of 7.82%.

The Fund's composition by asset class at quarter end was as follows:

	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023
Straight Corporates	68.3%	69.4%	69.6%	68.4%	67.6%
Convertibles	6.3%	4.6%	4.3%	3.4%	3.6%
Bank Loans	18.5%	18.9%	19.1%	19.1%	21.5%
Preferred Stocks	2.7%	2.9%	2.5%	2.2%	2.7%
Convertible Preferreds	0.0%	0.0%	0.0%	0.0%	0.0%
Common Stocks	0.0%	0.0%	0.0%	0.0%	0.0%
Cash	4.1%	4.1%	4.6%	6.9%	4.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

The approximate rate and contribution of return from the various asset classes in the Fund during the quarter ended March 31, 2023 is as follows:

Contribution to Return
Straight Corporates	-1.06%
Convertibles	-0.53%
Bank Loans	0.75%
Preferred Stocks	-0.03%
Convertible Preferreds	N/A
Common Stocks	N/A
Total	-1.63%

The three top contributors to the Fund's results during the 12-month period were Talos Production 12% corporate bonds, MPLX 6.875% corporate bonds and the DirecTV term loan. Talos Production 12% '26 bonds: The energy sector was one of the better performing industry groups during the fiscal year and Talos was no exception, basically maintaining its price level while reaping a sizeable 12% coupon. MPLX 6.875% '23 bonds: These bonds were not only energy related, but also had a fixed to floating coupon rate structure that made them attractive. The bonds matured in February 2023. DirecTV '27 term loan: This term loan was one of our largest positions in the portfolio during the fiscal period and its increasing floating rate coupon payments outpaced the small price decline during the rising rate environment.

The Diebold Nixdorf 8.5% '24 corporate bonds, the Entercom 6.75% '29 corporate bonds, and the Jo-Ann Stores '28 term loan were the worst performers during the 2023 fiscal year. Diebold Nixdorf 8.5% '24 bonds: In May, the company reported disappointing earnings and slashed full-year guidance which punished both the stock and the bonds. We made the decision to exit the position shortly thereafter. Entercom 6.75% '29 bonds: These bonds steadily declined over the year in tandem with the entire broadcasting industry group as worries mounted over declines in advertising revenue. Jo-Ann '28 term loans: The arts & crafts retailer reported three consecutive quarterly earnings disappointments due in large part to inventory destocking. There are also investor concerns that pending recession would threaten discretionary spending for retail stores like Jo-Ann's. We therefore exited this position in the fourth quarter.

We are focused first and foremost on the Federal Reserve's balancing act between taming inflation while avoiding a recession, economic weakness globally, and the geopolitical uncertainty caused by the tragic conflict in Ukraine. We are managing the Fund cautiously yet

(Unaudited)

actively, focusing on high-quality issuers with defensive business models and manageable credit metrics. We will continue to deploy cash in opportunities that we believe offer the most appealing risk/reward tradeoff with a bias toward shorter durations and less levered credits. Additionally, we believe bank loans offer a more defensive position as they provide senior positioning in the capital structure and less interest rate sensitivity due to their floating rate structures. Finally, we continue to look for opportunities in convertible bonds and preferred stocks. We ended the fiscal year with 137 positions, essentially unchanged from the previous year's level of 138 (excluding cash).

BUFFALO INTERNATIONAL FUND

Global equity markets, as measured by the MSCI ACWI ex-USA Index, declined -4.57% during the fiscal annual period ending March 31, 2023. Global markets experienced considerable volatility over the past 12 months, as expectations for the US Federal Reserve's monetary policy fluctuated, and bank failures in the US and the near failure of Credit Suisse rocked markets. Investor sentiment subsequently shifted away from inflation fears toward greater concerns about the broader global economy.

The Buffalo International Fund produced a return of -0.21% for the 12-month period ending March 31, 2023, a result that outperformed the prospectus benchmark FTSE All-World ex-US Index return of -4.82%. The Fund outperformed two growth indexes, the MSCI All-Country World ex-US Growth Index and the developed country MSCI EAFE Growth Index, which posted returns of -6.03% and -2.45%, respectively. Compared to the prospectus FTSE All-World ex-US Index, the Buffalo International Fund's outperformance was due to stock selection, particularly in Materials, Financials, and Industrials where the Fund's performance was positive overall for the fiscal year vs. negative returns produced for those sectors within the benchmark.

Shares of Linde within Materials advanced nearly 15% during the Fund's fiscal year. Linde, the global industrial gas giant, announced financial results that beat expectations and management raised guidance for the year. The company also announced a potential delisting from Germany's biggest stock exchange, but will maintain a listing in the US, a move the company says could help it attain a higher valuation.

ICICI Bank and Ashtead Group in Financials were positive contributors to Fund performance during the period with shares advancing 14% and nearly 21%, respectively. ICICI Bank, India's second-largest private bank, continued to benefit from the trend of private banks taking share from public banks. Management's efforts to restructure and digitalize are paying off as business normalizes post the pandemic. Ashtead, an equipment rental company that operates in the US and UK, has benefitted from increased rental penetration and market share gains from smaller peers in a historically fragmented market. The increasing cost of owning, operating, and complying with laws surrounding new equipment makes rental preferable, thus growth in outsourcing equipment rentals should be an ongoing long-term trend. However, we are keeping an eye on the outlook for US construction markets, an important end market for their business.

BayCurrent Consulting within Industrials gained nearly 16% during the Fund's fiscal year. BayCurrent Consulting benefitted from the structural growth in digitization/SaaS in Japan. Headed into the year, there were concerns about a slowdown in IT spend impacting BayCurrent, but the results and the guidance for the year is proving that with overall IT spend, the digitization trend in Japan is proving to be recession resilient due to the delayed digital transformation in Japan (Japan, while the 3rd largest IT spender globally behind the US and Europe, has lagged behind in digitization and SaaS over the past decade).

Looking forward, we continue to closely monitor the outlook for the United States economy, as the signs of an economic slowdown have been growing. We would anticipate that for the Fund's companies that sell into the US, this slowdown could start to appear in management comments or in the reported numbers over the next few quarters. Fortunately for many portfolio companies, the economies of the Eurozone have been more resilient this year than expected, and the recovery in China appears to be gaining momentum. So far, the Chinese recovery has led to increased spending by the wealthy, benefiting luxury goods. Consumer confidence is only beginning to return to a level where the Chinese middle class can feel comfortable enough to increase spending, which could boost businesses investment. For our global companies, we are optimistic that economic malaise will not occur in all regions simultaneously. Depending on the size of the potential slowdown in the US, however, we know that an impact will be felt by the rest of the world in time.

(Unaudited)

Nevertheless, we continue to seek out high quality companies that have sound, sustainable business models, competitive advantages, benefiting from secular growth drivers that should continue beyond an economic downturn. We prefer businesses that have strong balance sheets and generate consistent free cash flow. In this inflationary environment we also favor companies that can pass off cost pressures, such as those with competitive advantages, high recurring revenues, or companies whose products make up a small cost of a larger product. Faced with a potential recession, we are emphasizing companies that can preserve margins even in a weaker economic environment. This may include businesses that are asset light, have low fixed costs, or have the means to drive efficiency improvements through a downturn. As always, we are paying close attention to the valuation of the companies in our portfolio and seek out opportunities during periods of market weakness or volatility to buy high quality growth companies at attractive valuations. We believe that by continuing this time-tested, disciplined investment strategy we should be able to produce superior risk-adjusted returns over the long term.

BUFFALO LARGE CAP FUND

The Buffalo Large Cap Fund produced a return of -10.08% for the 12-month period ending March 31, 2023, a result that outperformed the Russell 1000 Growth Index return of -10.90%. Equities saw broad-based declines during our annual reporting period as persistent and rampant inflation generated an aggressive response from the Federal Reserve to drive inflation back to the 2% target by raising the Fed Funds target to 4.75-5.00%, a development which weighed heavily on equity markets.

Nvidia was the top contributor to Fund results for the annual reporting period. Nvidia is the leader in accelerated computing and is a critical enabler for deploying AI across a number of vertical industries. The company's next generation datacenter accelerator GPU, the H100, is ramping at the ideal time as generative AI becomes mainstream driving accelerating investments for both enterprises and public cloud providers in the leading AI chip and software company. After a rough 2022 with weakness across gaming and desktop computing, Nvidia's shares rebounded strongly in the first quarter of 2023, due to its leadership in AI. The risk/reward is more balanced given the strong share price runup and for the shares to work further from here, the company will need to compound its revenue growth above 20% for the foreseeable future and keep making adroit decisions within their annual $8 billion in Research & Development (R&D) spending to stave off smart and well financed competitors.

Meanwhile Amazon.com was the top detractor from Fund results during the fiscal year. Amazon is the world's largest eCommerce and retailer in the world and it also operates with the largest market share of public cloud hosting services for enterprises and small businesses through its growing Amazon Web Services division. Shares declined by over 36% in the 12-month period owing to worse than expected revenue and earnings guidance in both the retail and the AWS divisions, the latter being the most surprising to Wall Street given its strong market position and the ongoing thrust to the cloud by large enterprises and government entities.

While the financial guidance was disappointing, we don't see any structural change in either its leading position in the global retailing space, or within its AWS positioning. We believe enterprises will continue to look for more efficiencies and cost savings within the business model and that's the strong use case provided by AWS. Moreover, with Amazon's large cap-ex investments on the retail or eComm side, we think the company retains the ability to continue to take share via its broad inventory availability, low price and fast, same day delivery. It will be important for company management to convey an increased level of confidence to investors that the fundamental value drivers mentioned above, along with better cost management, will improve performance going forward.

We continue to believe the risk/reward of the current market is skewed to the downside with the price/earnings ratio of the S&P 500 trading at 18x using what we believe are elevated earnings estimates, particularly as we have yet to enter the last phase of the bear market — the credit cycle downturn where revenue and earnings are most likely to be negatively impacted. Accordingly, the portfolio remains overweight defensive sectors, such as healthcare, and underweight technology and consumer discretionary, while holding a higher-than-normal level of cash. The earnings and economic outlook remains challenged through the next several quarters, in our view. Most leading indicators, and a highly inverted yield curve continue to signal some form of a recession that we believe is not adequately priced into the market. We continue to avoid any investments in banks as credit cycle revisions are rarely a good time to own that group. However, we continue to monitor developments in the

(Unaudited)

broader economy and the outlook for earnings revisions of our specific portfolio holdings.

Inflation has likely peaked, notwithstanding being a bit stickier than most would prefer. Coincident with peaking inflation, the Fed is very likely nearing the end of its interest rate-raising cycle with perhaps another 25 basis points of increase in the Fed Funds Rate at its May meeting.

We are still a bit early on this call, but we believe the recent banking crisis will further reduce market liquidity (money supply growth) as loan volumes within the U.S. will most certainly be more constrained throughout the next six to nine months. In fact, the most recent loan growth data shows a sharp decline of loans during the last week of March.

Combined with the lagging effect from the sharp rise in interest rates over the last 15 months, companies are likely to face a tougher revenue and earnings growth environment as the economy continues to weaken heading into the second half of the year.

As always, we appreciate your continued confidence in our investment strategy and approach. Our conviction comes from the belief that the investment process has historically demonstrated a track record of consistent outperformance through various market challenges and opportunities.

BUFFALO MID CAP FUND

The Buffalo Mid Cap Fund returned -12.58% for the 12 months ending March 31, 2023, and underperformed the Russell Midcap Growth Index return of -8.52%. Equities saw broad-based declines across the market cap spectrum during our annual reporting period. After years of the Federal Reserve providing monetary support through both interest rate policy and asset purchases, persistent and rampant inflation generated an aggressive response from the Federal Reserve to attempt to drive inflation back to the 2% target by raising the Fed Funds target to 4.75-5.00%, which weighed heavily on equity markets.

Weak stock selection in the health care, industrials, and consumer discretionary sectors offset strong relative performance in the technology sector. Sector allocation was a mild drag on performance.

MSCI Inc. was a standout positive contributor for the Fund as the company reported resilient revenue in a down market driven by subscription products with ESG & Climate and Analytics as particular standouts. Meanwhile, profitability was generally better than expected as the firm exhibited impressive expense control.

ON Semiconductor was another positive contributor to performance. Demand for silicon carbide chips has led to strong demand and supply chain-related constraints have continued to ease. The automotive sector has shown particular strength, driven by the transition towards electrification, increased autonomy, and advanced safety.

Lyft, Inc. was a significant drag on performance. The company's results were challenged by an inability to source drivers and exacerbated by labor inflation, higher gas prices, and a tough macroeconomy. An absence of profitability and cash flow in a poor market for equities only contributed to investors' disdain.

Open Lending Corporation was also a drag on Fund performance. Lower auto sales resulting from constrained auto supply, lower refinancing opportunities driven by rapidly rising interest rates, and lower profit share revenue from insurance partners proved challenging for the company. Investor expectations declined throughout the year and the stock fell proportionately.

Financial conditions have continued to tighten in 2023. The Fed Funds target rate has risen to 4.75-5.00% this year, although only one more increase is anticipated at this point. Additionally, pressure on regional banks' deposit bases has the potential to induce further credit tightening. The Treasury yield curve inversion (short-term yields are greater than long-term yields) is signaling expectations of declining economic growth.

While these are undoubtedly challenging economic times, our mandate remains unchanged. We continue to look for attractively valued businesses with solid growth opportunities, durable competitive advantages, scalable business models, and exceptional management teams.

BUFFALO SMALL CAP FUND

The Buffalo Small Cap Fund produced a return of -11.98% for the 12-month period ending March 31, 2023, a result that slightly trailed the Russell 2000 Growth Index return of -10.60%. Equities saw broad-based declines across the market cap spectrum during our annual reporting period. After years of the Federal Reserve providing monetary support through both interest rate policy and asset

(Unaudited)

purchases, persistent and rampant inflation generated an aggressive response from the Federal Reserve to attempt to drive inflation back to the 2% target by raising the Fed Funds target to 4.75-5.00%, which weighed heavily on equity markets.

Weak stock selection within Industrials and Information Technology, two of the larger sector weightings in the Fund, weighed on performance during the fiscal year. Within Industrials, Kornit Digital, which develops and manufactures industrial digital printing technologies for the garment and apparel industries, fell significantly. While Kornit is a name we know well and owned successfully from 2017 to January of 2022, we returned to it in the middle of 2022 after a meaningful pullback in the stock that we felt was overdone. However, the stock continued to slide further as the company has yet to see an improvement in their business after inventory digestions from their customers caused the stock to retreat. Meanwhile, stock selection within software was a large detractor from results in the technology area. Shares of Varonis Systems, a provider of data security, was weak due to an unexpected move to a subscription service from term licenses which took investors by surprise. We believe the software may continue to face budgetary headwinds during a time where technology budgets are under pressure and therefore exited the position during the fiscal year.

As we look ahead to the remainder of the year, inflation continues to be of concern for investors despite the efforts from the Federal Reserve. Inflation has been decelerating but it is still far from the Fed's target of 2%. Furthermore, tighter credit standards as a result of the banking crisis that occurred in the first quarter of 2023 is clouding the economic picture. However, there are a few offsetting factors that point to a soft landing including a strong labor market, consumer resilience, and a stable housing market.

With that being said, we note that small cap company valuations have further re-rated as expectations have been reset by management. With the increase in volatility, we are taking advantage of compelling valuations and well-capitalized small cap companies with attractive business models and good fundamentals. Portfolio positioning will continue to be fairly defensive as we remain cautious on the ever-changing macro environment. We continue to appreciate your interest in the Fund.

Thank you for your continued support.

(Unaudited)

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor's. The firm evaluates a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Earnings growth is not representative of a Fund's future performance.

A basis point is one hundredth of a percentage point (0.01%).

Yield is the income return on an investment.

Yield to worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting. A Spread is the difference between the bid and the ask price of a security.

Spread to worst is the difference between the yield to worst of a bond and the yield to worst of a U.S. Treasury security with similar duration.

The London Interbank Offered Rate (LIBOR) is a benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Active share is a measure of the percentage of stock holdings in a manager's portfolio that differs from the benchmark index.

Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business.

Free Cash Flow is revenue less operating expenses including interest expense and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business, or share repurchases.

NASDAQ or National Association of Securities Dealers Automated Quotations is a global electronic marketplace for buying and selling securities.

S&P 500 index — The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

MSCI ACWI ex-USA Index — A broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. Index includes both developed and emerging markets.

MSCI All-Country World ex-US Growth Index — A broad measure of growth stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. Growth Index includes both developed and emerging markets.

MSCI EAFE Growth Index — A broad measure of growth stock performance throughout the world, with the exception of Canadian and U.S.-based companies. The MSCI EAFE Growth Index includes international developed markets from 21 countries in Europe, Australasia and the Far East (East Asia).

Price/Earnings Ratio — The price-to-earnings ratio is the ratio for valuing a company that measures its current share price relative to its earnings per share (EPS).

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees, shareholder servicing fees (Investor Class only) and other Fund specific expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2022 – March 31, 2023).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or trans- action fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples below. The examples below include management fees, registration fees and other expenses. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO DISCOVERY FUND	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period October 1, 2022 - March 31, 2023*
Investor Class
Actual	$1,000.00	$1,170.80	$5.47
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.09
Institutional Class
Actual	$1,000.00	$1,171.90	$4.66
Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.33

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 182/365 to project a one-half year period.

(Unaudited)

BUFFALO DIVIDEND FOCUS FUND	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period October 1, 2022 - March 31, 2023*
Investor Class
Actual	$1,000.00	$1,126.00	$4.93
Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.68
Institutional Class
Actual	$1,000.00	$1,126.90	$4.14
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 182/365 to project a one-half year period.

BUFFALO EARLY STAGE GROWTH FUND	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period October 1, 2022 - March 31, 2023*
Investor Class
Actual	$1,000.00	$1,103.90	$7.82
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.49
Institutional Class
Actual	$1,000.00	$1,104.70	$7.03
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.74

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 182/365 to project a one-half year period.

BUFFALO FLEXIBLE INCOME FUND	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period October 1, 2022 - March 31, 2023*
Investor Class
Actual	$1,000.00	$1,125.50	$5.35
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.09
Institutional Class
Actual	$1,000.00	$1,126.40	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.33

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 182/365 to project a one-half year period.

BUFFALO GROWTH FUND	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period October 1, 2022 - March 31, 2023*
Investor Class
Actual	$1,000.00	$1,187.60	$5.02
Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.64
Institutional Class
Actual	$1,000.00	$1,188.60	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,021.09	$3.88

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 182/365 to project a one-half year period.

(Unaudited)

BUFFALO HIGH YIELD FUND	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period October 1, 2022 - March 31, 2023*
Investor Class
Actual	$1,000.00	$1,064.30	$5.25
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.14
Institutional Class
Actual	$1,000.00	$1,065.10	$4.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.38

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 182/365 to project a one-half year period.

BUFFALO INTERNATIONAL FUND	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period October 1, 2022 - March 31, 2023*
Investor Class
Actual	$1,000.00	$1,301.00	$5.91
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.19
Institutional Class
Actual	$1,000.00	$1,301.30	$5.05
Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	$4.43

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 182/365 to project a one-half year period.

BUFFALO LARGE CAP FUND	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period October 1, 2022 - March 31, 2023*
Investor Class
Actual	$1,000.00	$1,165.20	$5.02
Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.68
Institutional Class
Actual	$1,000.00	$1,166.00	$4.21
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 182/365 to project a one-half year period.

BUFFALO MID CAP FUND	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period October 1, 2022 - March 31, 2023*
Investor Class
Actual	$1,000.00	$1,154.30	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.14
Institutional Class
Actual	$1,000.00	$1,155.70	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.38

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 182/365 to project a one-half year period.

(Unaudited)

BUFFALO SMALL CAP FUND	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period October 1, 2022 - March 31, 2023*
Investor Class
Actual	$1,000.00	$1,051.90	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.84
Institutional Class
Actual	$1,000.00	$1,051.60	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,050.64	$4.33

* Expenses for the Investor Class are equal to the Fund's annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. Expenses for the Institutional Class are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 182/365 to project a one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS

Percentages represent market value as a percentage of investments as of March 31, 2023.

BUFFALO DISCOVERY
FUND

BUFFALO DIVIDEND
FOCUS FUND

BUFFALO EARLY STAGE
GROWTH FUND

BUFFALO FLEXIBLE
INCOME FUND

BUFFALO GROWTH
FUND

BUFFALO HIGH YIELD
FUND

Percentages represent market value as a percentage of investments as of March 31, 2023.

BUFFALO
INTERNATIONAL FUND

BUFFALO LARGE CAP
FUND

BUFFALO MID CAP
FUND

BUFFALO SMALL CAP
FUND

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023

Shares or Face Amount		$ Fair Value*
Common Stocks		96.22%
Communication Services		0.97%
	Entertainment	0.97%
74,103	Take-Two Interactive Software, Inc.(a)	8,840,488
Total Communication Services (Cost $7,331,780)		8,840,488
Consumer Discretionary		12.94%
	Auto Components	2.07%
167,736	Aptiv PLC — ADR(a) (b)	18,818,302
	Hotels, Restaurants & Leisure	4.70%
4,534	Chipotle Mexican Grill, Inc.(a)	7,745,387
56,436	Darden Restaurants, Inc.	8,756,610
591,386	Everi Holdings Inc.(a)	10,142,270
361,010	MGM Resorts International	16,036,064
		42,680,331
	Internet & Direct Marketing Retail	1.13%
105,952	Expedia Group, Inc.(a)	10,280,523
	Leisure Products	0.84%
354,194	Topgolf Callaway Brands Corp.(a)	7,657,674
	Specialty Retail	3.30%
71,358	Five Below, Inc.(a)	14,697,607
68,307	Floor & Decor Holdings, Inc. — Class A(a)	6,709,114
36,309	Tractor Supply Co.	8,534,067
		29,940,788
	Textiles, Apparel & Luxury Goods	0.90%
22,432	lululemon athletica, Inc.(a)	8,169,510
Total Consumer Discretionary (Cost $99,569,661)		117,547,128
Energy		1.34%
	Energy Equipment & Services	1.34%
246,845	Schlumberger Ltd. — ADR(b)	12,120,089
Total Energy (Cost $8,319,022)		12,120,089

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
Financials		8.44%
	Capital Markets	5.27%
82,438	Intercontinental Exchange, Inc.	8,597,459
46,940	MSCI, Inc.	26,271,849
37,751	S&P Global, Inc.	13,015,412
		47,884,720
	Diversified Financial Services	1.59%
137,708	Global Payments Inc.	14,492,390
	Financial Services	1.58%
189,328	Shift4 Payments, Inc.(a)	14,351,062
Total Financials (Cost $38,363,570)		76,728,172
Health Care		19.03%
	Biotechnology	2.56%
334,821	Natera, Inc.(a)	18,589,262
27,615	Repligen Corp.(a)	4,649,261
		23,238,523
	Health Care Equipment & Supplies	5.08%
146,641	Alcon, Inc. — ADR(b)	10,344,056
307,064	Boston Scientific Corp.(a)	15,362,412
124,330	Edwards Lifesciences Corp.(a)	10,285,821
20,299	IDEXX Laboratories, Inc.(a)	10,151,124
		46,143,413
	Health Care Providers & Services	1.44%
222,791	HealthEquity, Inc.(a)	13,080,060
	Health Care Technology	2.70%
140,076	Doximity, Inc.(a)	4,535,661
246,411	Evolent Health, Inc. — Class A(a)	7,996,037
65,534	Veeva Systems, Inc.(a)	12,044,494
		24,576,192

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Life Sciences Tools & Services	7.25%
77,972	Agilent Technologies, Inc.	10,786,646
574,073	Avantor, Inc.(a)	12,135,903
34,930	Bio-Rad Laboratories, Inc.(a)	16,732,169
123,352	Bio-Techne Corp.	9,151,485
36,800	Charles River Laboratories International, Inc.(a)	7,426,976
48,662	IQVIA Holdings, Inc.(a)	9,678,385
		65,911,564
Total Health Care (Cost $153,289,549)		172,949,752
Industrials		16.96%
	Building Products	1.85%
114,729	Builders FirstSource, Inc.(a)	10,185,641
135,572	Trex Co., Inc.(a)	6,598,289
		16,783,930
	Commercial Services & Supplies	2.54%
307,044	Copart, Inc.(a)	23,092,779
	Construction & Engineering	1.73%
166,429	MasTec, Inc.(a)	15,717,555
	Electrical Equipment	2.76%
117,100	AMETEK, Inc.	17,018,143
353,196	Shoals Technologies Group, Inc.(a)	8,049,337
		25,067,480
	Machinery	1.76%
274,314	Ingersoll Rand, Inc.	15,959,589
	Professional Services	4.26%
199,341	CoStar Group, Inc.(a)	13,724,628
176,897	TransUnion	10,992,379
73,123	Verisk Analytics, Inc.	14,029,379
		38,746,386
	Trading Companies & Distributors	2.06%
179,853	Fastenal Co.	9,701,271
58,573	WESCO International, Inc.	9,051,871
		18,753,142
Total Industrials (Cost $88,673,356)		154,120,861

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
Information Technology		33.74%
	Communications Equipment	5.51%
61,817	Arista Networks Inc.(a)	10,376,602
305,109	Calix, Inc.(a)	16,350,791
253,191	Ciena Corp.(a)	13,297,591
68,945	F5 Networks, Inc.(a)	10,044,597
		50,069,581
	Electronic Equipment, Instruments & Components	3.68%
159,301	Amphenol Corp. — Class A	13,018,078
81,594	Keysight Technologies, Inc.(a)	13,175,799
139,051	National Instruments Corp.	7,287,663
		33,481,540
	IT Services	3.88%
26,382	EPAM Systems, Inc.(a)	7,888,218
38,691	FleetCor Technologies, Inc.(a)	8,157,997
157,172	GoDaddy, Inc. — Class A(a)	12,215,408
483,563	TaskUS, Inc.(a)	6,982,650
		35,244,273
	Semiconductors & Semiconductor Equipment	4.95%
270,041	Azenta, Inc.(a)	12,049,229
20,363	Monolithic Power Systems, Inc.	10,192,496
27,366	SolarEdge Technologies, Inc.(a)	8,317,896
93,107	Universal Display Corp.	14,443,689
		45,003,310
	Software	15.72%
21,179	ANSYS, Inc.(a)	7,048,371
34,070	Aspen Technology, Inc.(a)	7,797,601
43,951	Autodesk, Inc.(a)	9,148,840
70,098	CrowdStrike Holdings, Inc.(a)	9,621,652
572,329	DoubleVerify Holdings, Inc.(a)	17,255,719
177,015	Five9, Inc.(a)	12,796,414
73,870	Guidewire Software, Inc.(a)	6,061,034
63,978	Palo Alto Networks, Inc.(a)	12,778,966
65,000	Splunk, Inc.(a)	6,232,200
40,310	Synopsys, Inc.(a)	15,569,738
240,834	Tenable Holdings, Inc.(a)	11,442,023
251,873	The Trade Desk, Inc. — Class A(a)	15,341,584
33,113	Tyler Technologies, Inc.(a)	11,743,194
		142,837,336
Total Information Technology (Cost $261,882,914)		306,636,040

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
Materials		2.80%
	Chemicals	1.30%
71,184	Ecolab Inc.	11,783,087
	Construction Materials	1.50%
38,418	Martin Marietta Materials, Inc.	13,640,695
Total Materials (Cost $22,371,049)		25,423,782
Total Common Stocks (Cost $679,800,901)		874,366,312
REITS		0.47%
Real Estate		0.47%
	Equity Real Estate Investment Trusts (REITs)	0.47%
16,295	SBA Communications Corp.	4,254,136
Total Real Estate (Cost $4,115,937)		4,254,136
Total REITS (Cost $4,115,937)		4,254,136
Short Term Investments		3.56%
Investment Company		3.56%
32,380,307	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 4.725%(c)	32,380,307
Total Investment Company		32,380,307
Total Short Term Investments (Cost $32,380,307)		32,380,307
Total Investments (Cost $716,297,145)		100.25 911,000,755%
Liabilities in Excess of Other Assets		(0.25 (2,229,124))%
Total Net Assets		100.00 908,771,631%

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $41,282,447 (4.54% of net assets) at March 31, 2023.

(c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2023.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023

Shares or Face Amount		$ Fair Value*
Common Stocks		84.35%
Communication Services		7.01%
	Diversified Telecommunication Services	0.34%
10,625	Verizon Communications, Inc.	413,206
	Entertainment	1.40%
10,750	Activision Blizzard, Inc.	920,092
7,605	The Walt Disney Co.(a)	761,489
		1,681,581
	Interactive Media & Services	4.56%
12,600	Alphabet, Inc. — Class A(a)	1,306,998
13,000	Alphabet, Inc. — Class C(a)	1,352,000
13,300	Facebook, Inc. — Class A(a)	2,818,802
		5,477,800
	Media	0.71%
22,500	Comcast Corp. — Class A	852,975
Total Communication Services (Cost $4,657,006)		8,425,562
Consumer Discretionary		4.17%
	Hotels, Restaurants & Leisure	2.19%
5,000	Las Vegas Sands Corp(a)	287,250
30,500	MGM Resorts International	1,354,810
9,500	Starbucks Corp.	989,235
		2,631,295
	Internet & Direct Marketing Retail	0.94%
11,000	Amazon.com, Inc.(a)	1,136,190
	Specialty Retail	1.04%
4,225	The Home Depot, Inc.	1,246,882
Total Consumer Discretionary (Cost $2,935,685)		5,014,367
Consumer Staples		4.27%
	Beverages	1.77%
5,550	PepsiCo, Inc.	1,011,765
72,500	Primo Water Corporation — ADR(b)	1,112,875
		2,124,640

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Food & Staples Retailing	0.42%
3,450	Walmart, Inc.	508,703
	Food Products	1.37%
9,000	Lamb Weston Holdings, Inc.	940,680
11,900	Tyson Foods, Inc.	705,908
		1,646,588
	Household Products	0.71%
5,725	The Procter & Gamble Co.	851,250
Total Consumer Staples (Cost $3,566,359)		5,131,181
Energy		11.57%
	Oil, Gas & Consumable Fuels	11.57%
162,600	Energy Transfer Equity, L.P.	2,027,622
46,650	Enterprise Products Partners L.P.	1,208,235
17,200	Enviva, Inc.	496,736
9,875	Hess Corp.	1,306,857
12,126	Marathon Petroleum Corp.	1,634,949
63,400	Northern Oil and Gas, Inc.	1,924,190
7,900	Valero Energy Corp.	1,102,840
150,000	Viper Energy Partners LP	4,200,000
Total Energy (Cost $6,370,870)		13,901,429
Financials		13.43%
	Banks	5.81%
63,000	Bank of America Corp.	1,801,800
24,375	Citigroup, Inc.	1,142,944
40,750	Citizens Financial Group, Inc.	1,237,577
14,000	JPMorgan Chase & Co.	1,824,340
28,600	Truist Financial Corp.	975,260
		6,981,921
	Capital Markets	3.30%
1,100	BlackRock, Inc.	736,032
4,025	CME Group, Inc.	770,868
7,136	S&P Global, Inc.	2,460,279
		3,967,179

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Diversified Financial Services	2.48%
180,800	Burford Capital Ltd. — ADR(b)	1,999,648
27,000	Compass Diversified Holdings	515,160
4,400	Global Payments Inc.	463,056
		2,977,864
	Insurance	1.84%
11,575	Arthur J. Gallagher & Co.	2,214,413
Total Financials (Cost $10,535,177)		16,141,377
Health Care		15.32%
	Biotechnology	2.24%
24,700	Horizon Therapeutics PLC — ADR(a) (b)	2,695,758
	Health Care Equipment & Supplies	1.73%
10,000	Abbott Laboratories	1,012,600
11,600	Baxter International, Inc.	470,496
7,400	Medtronic, PLC — ADR(b)	596,588
		2,079,684
	Health Care Providers & Services	8.05%
3,375	Anthem, Inc.	1,551,859
32,900	CVS Health Corp.	2,444,799
8,100	HCA Healthcare, Inc.	2,135,808
2,500	McKesson Corp.	890,125
5,600	UnitedHealth Group, Inc.	2,646,504
		9,669,095
	Pharmaceuticals	3.30%
78,125	Elanco Animal Health Incorporated(a)	734,375
3,150	Eli Lilly & Co.	1,081,773
7,125	Johnson & Johnson	1,104,375
9,800	Merck & Co., Inc.	1,042,622
		3,963,145
Total Health Care (Cost $12,472,983)		18,407,682
Industrials		4.57%
	Aerospace & Defense	0.54%
3,025	The Boeing Co.(a)	642,601

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Commercial Services & Supplies	1.08%
2,800	Cintas Corp.	1,295,504
	Electrical Equipment	0.30%
2,500	AMETEK, Inc.	363,325
	Industrial Conglomerates	0.55%
3,450	Honeywell International, Inc.	659,364
	Machinery	1.10%
3,950	Parker-Hannifin Corp.	1,327,634
	Professional Services	0.54%
3,200	Equifax, Inc.	649,088
	Trading Companies & Distributors	0.46%
10,300	Fastenal Co.	555,582
Total Industrials (Cost $2,943,278)		5,493,098
Information Technology		16.58%
	Communications Equipment	0.77%
17,750	Cisco Systems, Inc.	927,881
	IT Services	4.60%
7,700	International Business Machines Corp.	1,009,393
4,400	MasterCard, Inc. — Class A	1,599,004
12,925	Visa Inc. — Class A	2,914,071
		5,522,468
	Semiconductors & Semiconductor Equipment	1.78%
10,100	Marvell Technology, Inc.	437,330
9,075	QUALCOMM, Inc.	1,157,788
2,950	Texas Instruments, Inc.	548,730
		2,143,848
	Software	5.16%
50,100	Absolute Software Corp. — ADR(b)	392,283
18,650	Microsoft Corp.	5,376,795
7,700	SS&C Technologies Holdings, Inc.	434,819
		6,203,897
	Technology Hardware, Storage & Peripherals	4.27%
31,080	Apple Inc.	5,125,092
Total Information Technology (Cost $7,177,458)		19,923,186

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
Materials		1.79%
	Construction Materials	0.86%
10,000	CRH PLC — ADR(b)	508,700
1,500	Martin Marietta Materials, Inc.	532,590
		1,041,290
	Containers & Packaging	0.93%
43,700	Graphic Packaging Holding Co.	1,113,913
Total Materials (Cost $1,579,696)		2,155,203
Utilities		5.64%
	Electric Utilities	4.09%
15,700	American Electric Power Co., Inc.	1,428,543
30,550	Edison International	2,156,525
82,600	PG&E Corp.(a)	1,335,642
		4,920,710
	Independent Power and Renewable Electricity Producers	0.78%
39,000	Vistra Corp.	936,000
	Multi-Utilities	0.77%
6,100	Sempra Energy	922,076
Total Utilities (Cost $5,583,801)		6,778,786
Total Common Stocks (Cost $57,822,313)		101,371,871
REITS		3.45%
Real Estate		3.45%
	Equity Real Estate Investment Trusts (REITs)	3.45%
3,200	American Tower Corp.	653,888
19,106	Community Healthcare Trust, Inc.	699,279
5,000	Digital Realty Trust, Inc.	491,550
1,100	Equinix Inc.	793,144
5,000	Public Storage	1,510,700
Total Real Estate (Cost $3,407,617)		4,148,561
Total REITS (Cost $3,407,617)		4,148,561

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
Preferred Stocks		0.30%
Financials		0.30%
	Diversified Financial Services	0.30%
15,000	Compass Diversified Holdings 7.875%, 01/30/2025(d)	362,250
Total Financials (Cost $319,968)		362,250
Total Preferred Stocks (Cost $319,968)		362,250
Convertible Bonds		6.41%
Communication Services		0.41%
	Entertainment	0.41%
500,000	Live Nation Entertainment, Inc. 2.000%, 02/15/2025	489,000
Total Communication Services (Cost $499,375)		489,000
Consumer Discretionary		1.27%
	Hotels, Restaurants & Leisure	1.27%
1,000,000	Royal Caribbean Cruises Ltd. 6.000%, 08/15/2025(b) (d)	1,529,500
Total Consumer Discretionary (Cost $1,000,000)		1,529,500
Health Care		1.66%
	Biotechnology	1.66%
300,000	Apellis Pharmaceuticals, Inc. 3.500%, 09/15/2026	560,438
100,000	Exact Sciences Corp. 0.375%, 03/15/2027	93,548
750,000	0.375%, 03/01/2028	662,314
600,000	PTC Therapeutics, Inc. 1.500%, 09/15/2026	682,200
Total Health Care (Cost $1,753,057)		1,998,500

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
Industrials		0.71%
	Airlines	0.71%
750,000	Southwest Airlines Co. 1.250%, 05/01/2025	854,812
Total Industrials (Cost $750,000)		854,812
Information Technology		2.36%
	Communications Equipment	0.54%
750,000	Lumentum Holdings, Inc. 0.500%, 12/15/2026	652,500
	Software	1.82%
1,610,000	Cerence, Inc. 3.000%, 06/01/2025	1,693,772
500,000	Guidewire Software, Inc. 1.250%, 03/15/2025	489,750
		2,183,522
Total Information Technology (Cost $2,866,679)		2,836,022
Total Convertible Bonds (Cost $6,869,111)		7,707,834
Short Term Investments		3.87%
Investment Company		3.87%
4,651,773	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 4.725%(c)	4,651,773
Total Investment Company		4,651,773
Total Short Term Investments (Cost $4,651,773)		4,651,773
Total Investments (Cost $73,070,782)		98.38 118,242,289%
Other Assets in Excess of Liabilities		1.62 1,945,455%
Total Net Assets		100.00 120,187,744%

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing

(b)  Foreign Issued Security. The total value of these securities amounted to $8,835,352 (7.35% of net assets) at March 31, 2023.

(c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2023.

(d)  Callable at any dividend payment date on or after date disclosed.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO EARLY STAGE GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023

Shares or Face Amount		$ Fair Value*
Common Stocks		91.42%
Consumer Discretionary		14.29%
	Diversified Consumer Services	1.69%
120,300	OneSpaWorld Holdings Ltd. — ADR(a) (b)	1,442,397
	Hotels, Restaurants & Leisure	4.46%
156,800	Accel Entertainment, Inc.(a)	1,428,448
247,200	Playa Hotels & Resorts N.V. — ADR(a) (b)	2,373,120
		3,801,568
	Household Durables	3.27%
13,900	LGI Homes, Inc.(a)	1,585,017
41,600	Lovesac Co/The(a)	1,202,240
		2,787,257
	Internet & Direct Marketing Retail	2.40%
36,900	Overstock.com, Inc.(a)	747,963
17,900	Shutterstock, Inc.	1,299,540
		2,047,503
	Leisure Products	1.76%
26,600	Malibu Boats, Inc. — Class A(a)	1,501,570
	Specialty Retail	0.71%
20,100	Sleep Number Corp.(a)	611,241
Total Consumer Discretionary (Cost $11,858,672)		12,191,536
Consumer Staples		2.27%
	Food Products	2.27%
130,000	Real Good Food Co Inc/The(a)	548,600
180,000	SunOpta, Inc. — ADR(a) (b)	1,386,000
Total Consumer Staples (Cost $3,507,704)		1,934,600
Financials		8.88%
	Capital Markets	3.24%
21,985	Hamilton Lane Inc. — Class A	1,626,450
162,100	Open Lending Corp.(a)	1,141,184
		2,767,634
	Diversified Financial Services	2.54%
113,700	Compass Diversified Holdings	2,169,396

The accompanying notes are an integral part of these financial statements.

BUFFALO EARLY STAGE GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Insurance	3.10%
8,800	Kinsale Capital Group, Inc.	2,641,320
Total Financials (Cost $4,426,264)		7,578,350
Health Care		15.42%
	Biotechnology	1.07%
40,100	Castle Biosciences, Inc.(a)	911,072
	Health Care Equipment & Supplies	7.81%
70,300	BioLife Solutions, Inc.(a)	1,529,025
29,700	Establishment Labs Holdings, Inc. — ADR(a) (b)	2,011,878
28,490	OrthoPediatrics Corp.(a)	1,261,822
58,610	Paragon 28, Inc.(a)	1,000,473
13,375	STAAR Surgical Co.(a)	855,331
		6,658,529
	Health Care Providers & Services	0.50%
85,000	AirSculpt Technologies, Inc.	428,400
	Health Care Technology	4.57%
67,100	HealthStream, Inc.(a)	1,818,410
5,200	Inspire Medical Systems, Inc.(a)	1,217,164
14,700	Omnicell, Inc.(a)	862,449
		3,898,023
	Pharmaceuticals	1.47%
350,000	Societal CDMO, Inc.(a)	416,500
129,251	Verrica Pharmaceuticals, Inc.(a)	840,132
		1,256,632
Total Health Care (Cost $10,892,512)		13,152,656
Industrials		28.85%
	Aerospace & Defense	2.65%
80,000	Cadre Holdings, Inc.	1,723,200
40,000	Kratos Defense & Security Solutions, Inc.(a)	539,200
		2,262,400
	Air Freight & Logistics	1.93%
79,100	Air Transport Services Group, Inc.(a)	1,647,653

The accompanying notes are an integral part of these financial statements.

BUFFALO EARLY STAGE GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Building Products	4.62%
13,000	Advanced Drainage Systems, Inc.	1,094,730
29,400	Apogee Enterprises, Inc.	1,271,550
22,800	Patrick Industries, Inc.	1,568,868
		3,935,148
	Construction & Engineering	4.66%
71,500	Bowman Consulting Group Ltd.(a)	2,052,765
18,500	NV5 Global, Inc.(a)	1,923,445
		3,976,210
	Machinery	5.76%
49,400	Federal Signal Corporation	2,677,974
160,000	Hillman Solutions Corp.(a)	1,347,200
46,000	Kornit Digital Ltd. — ADR(a) (b)	890,560
		4,915,734
	Professional Services	3.66%
17,100	ICF International, Inc.	1,875,870
79,400	Willdan Group, Inc.(a)	1,240,228
		3,116,098
	Trading Companies & Distributors	5.57%
30,600	Transcat, Inc.(a)	2,735,334
57,510	Univar Inc.(a)	2,014,575
		4,749,909
Total Industrials (Cost $18,952,365)		24,603,152
Information Technology		20.69%
	Communications Equipment	2.34%
37,300	Calix, Inc.(a)	1,998,907
	Electronic Equipment, Instruments & Components	0.51%
42,800	nLight, Inc.(a)	435,704
	IT Services	6.69%
92,000	BigCommerce Holdings, Inc.(a)	822,480
79,400	i3 Verticals, Inc. — Class A(a)	1,947,682
29,000	Teradata Corp.(a)	1,168,120
104,600	Verra Mobility Corp.(a)	1,769,832
		5,708,114
	Semiconductors & Semiconductor Equipment	1.45%
35,000	MaxLinear, Inc.(a)	1,232,350

The accompanying notes are an integral part of these financial statements.

BUFFALO EARLY STAGE GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued
Shares or Face Amount		$ Fair Value*
	Software	9.70%
175,900	8x8, Inc.(a)	733,503
190,100	Absolute Software Corp. — ADR(b)	1,488,483
45,900	Cerence, Inc.(a)	1,289,331
28,500	CoreCard Corp.(a)	858,705
7,100	CyberArk Software Ltd. — ADR(a) (b)	1,050,658
27,005	Envestnet, Inc.(a)	1,584,383
48,700	Varonis Systems, Inc.(a)	1,266,687
		8,271,750
Total Information Technology (Cost $17,950,279)		17,646,825
Materials		1.02%
	Chemicals	1.02%
45,000	Element Solutions, Inc.	868,950
Total Materials (Cost $921,424)		868,950
Total Common Stocks (Cost $68,509,220)		77,976,069
REITS		2.30%
Real Estate		2.30%
	Equity Real Estate Investment Trusts (REITs)	2.30%
53,600	Community Healthcare Trust, Inc.	1,961,760
Total Real Estate (Cost $1,330,283)		1,961,760
Total REITS (Cost $1,330,283)		1,961,760
Warrants		0.14%
	Internet & Direct Marketing Retail	0.14%
1,200,000	1847 Goedeker, Inc.(a) (c)	118,680
Total Warrants (Cost $577,170)		118,680

The accompanying notes are an integral part of these financial statements.

BUFFALO EARLY STAGE GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investments		6.38%
Investment Company		6.38%
5,441,044	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 4.725%(d)	5,441,044
Total Investment Company		5,441,044
Total Short Term Investments (Cost $5,441,044)		5,441,044
Total Investments (Cost $75,857,717)		100.24 85,497,553%
Liabilities in Excess of Other Assets		(0.24 (203,475))%
Total Net Assets		100.00 85,294,078%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Securities. The total value of these securities amounted to $10,643,096 (12.48% of net assets) at March 31, 2023.

(c)  Illiquid Security. The total value of these securities amounted to $118,680 (0.14% of net assets) at March 31, 2023.

(d)  The rate quoted is the annualized seven-day effective yield as of March 31, 2023.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023

Shares or Face Amount		$ Fair Value*
Common Stocks		96.79%
Communication Services		4.50%
	Diversified Telecommunication Services	3.30%
300,000	AT&T, Inc.	5,775,000
250,000	Verizon Communications, Inc.(c)	9,722,500
		15,497,500
	Entertainment	1.20%
40,000	Lions Gate Entertainment Corp. — Class A — ADR(a) (b) (c)	442,800
500,000	Lions Gate Entertainment Corp. — Class B — ADR(a) (b)	5,190,000
		5,632,800
Total Communication Services (Cost $23,036,379)		21,130,300
Consumer Staples		20.54%
	Beverages	5.09%
150,000	The Coca Cola Co.	9,304,500
80,000	PepsiCo, Inc.	14,584,000
		23,888,500
	Food & Staples Retailing	3.18%
30,000	Costco Wholesale Corp.	14,906,100
	Food Products	5.46%
250,000	B&G Foods, Inc.	3,882,500
89,000	ConAgra Foods, Inc.	3,342,840
150,000	General Mills, Inc.	12,819,000
60,000	Kellogg Co.	4,017,600
40,000	The Kraft Heinz Co.	1,546,800
		25,608,740
	Household Products	6.46%
50,000	The Clorox Co.	7,912,000
25,000	Colgate-Palmolive Co.	1,878,750
70,000	Kimberly-Clark Corp.	9,395,400
75,000	The Procter & Gamble Co.	11,151,750
		30,337,900
	Personal Care Products	0.35%
200,000	Haleon PLC — ADR(a) (b)	1,628,000
Total Consumer Staples (Cost $41,545,928)		96,369,240

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
Energy		27.91%
	Energy Equipment & Services	2.09%
200,000	Schlumberger Ltd. — ADR(b)	9,820,000
	Oil, Gas & Consumable Fuels	25.82%
400,000	APA Corp.	14,424,000
125,000	Chevron Corp.	20,395,000
165,000	ConocoPhillips	16,369,650
140,000	Delek Logistics Partners LP	6,638,800
165,000	Exxon Mobil Corp.	18,093,900
145,000	Hess Corp.	19,189,300
70,000	HF Sinclair Corp.(c)	3,386,600
560,000	Kinder Morgan, Inc.	9,805,600
75,000	Marathon Petroleum Corp.	10,112,250
88,000	Suncor Energy, Inc. — ADR(b)	2,732,400
		121,147,500
Total Energy (Cost $68,291,994)		130,967,500
Financials		7.53%
	Banks	2.23%
108,850	Citizens Financial Group, Inc.	3,305,774
210,000	Truist Financial Corp.	7,161,000
		10,466,774
	Insurance	5.30%
95,000	The Allstate Corp.	10,526,950
75,000	Arthur J. Gallagher & Co.	14,348,250
		24,875,200
Total Financials (Cost $18,694,828)		35,341,974
Health Care		15.80%
	Biotechnology	1.77%
100,000	Gilead Sciences, Inc.(c)	8,297,000
	Health Care Equipment & Supplies	2.40%
75,000	Abbott Laboratories	7,594,500
90,000	Baxter International, Inc.	3,650,400
		11,244,900

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Pharmaceuticals	11.63%
15,000	Bristol-Myers Squibb Co.	1,039,650
45,000	Eli Lilly & Co.	15,453,900
181,920	GSK PLC — ADR(b)	6,472,714
75,000	Johnson & Johnson	11,625,000
80,000	Merck & Co., Inc.	8,511,200
270,000	Pfizer Inc.	11,016,000
50,000	Viatris, Inc.	481,000
		54,599,464
Total Health Care (Cost $34,222,978)		74,141,364
Industrials		3.52%
	Commercial Services & Supplies	2.79%
427,950	Pitney Bowes Inc.	1,664,725
70,000	Waste Management, Inc.	11,421,900
		13,086,625
	Electrical Equipment	0.73%
100,000	ABB Ltd. — ADR(b)	3,430,000
Total Industrials (Cost $6,980,455)		16,516,625
Information Technology		14.28%
	Communications Equipment	1.95%
175,000	Cisco Systems, Inc.	9,148,125
	IT Services	1.95%
70,000	International Business Machines Corp.	9,176,300
	Semiconductors & Semiconductor Equipment	2.39%
88,000	QUALCOMM, Inc.	11,227,040
	Software	7.99%
130,000	Microsoft Corp.	37,479,000
Total Information Technology (Cost $20,240,611)		67,030,465
Materials		2.71%
	Chemicals	1.35%
115,000	Dow Inc.	6,304,300

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Metals & Mining	1.36%
15,000	BHP Billiton Ltd. — ADR(b)	951,150
110,000	Cleveland-Cliffs, Inc.(a) (c)	2,016,300
50,000	Rio Tinto PLC — ADR(b)	3,430,000
		6,397,450
Total Materials (Cost $9,666,711)		12,701,750
Total Common Stocks (Cost $222,679,884)		454,199,218
REITS		1.79%
Real Estate		1.79%
	Equity Real Estate Investment Trusts (REITs)	1.79%
85,300	Digital Realty Trust, Inc.	8,385,843
Total Real Estate (Cost $4,849,068)		8,385,843
Total REITS (Cost $4,849,068)		8,385,843
Short Term Investments		0.26%
Investment Company		0.26%
1,219,280	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 4.725%(d)	1,219,280
Total Investment Company		1,219,280
Total Short Term Investments (Cost $1,219,280)		1,219,280
Total Investments (Cost $228,748,232)		98.84 463,804,341%
Other Assets in Excess of Liabilities		1.16 5,466,721%
Total Net Assets		100.00 469,271,062%

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $34,097,064 (7.27% of net assets) at March 31, 2023.

(c)  A portion of this investment is segregated as collateral for open written option contracts.

(d)  The rate quoted is the annualized seven-day effective yield as of March 31, 2023.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF OPTIONS WRITTEN

MARCH 31, 2023 Continued

Contracts		$ Notional Amount	$ Value
Call Options
	Cleveland-Cliffs, Inc.
1,000	Expiration: July 2023, Exercise Price: $24.00	1,833,000	51,000
100	Expiration: July 2023, Exercise Price: $25.00	183,300	4,100
	Gilead Sciences, Inc.
500	Expiration: May 2023, Exercise Price: $90.00	4,148,500	32,500
	HF Sinclair Corp.
700	Expiration: June 2023, Exercise Price: $65.00	3,386,600	8,750
	Lions Gate Entertainment Corp.
195	Expiration: April 2023, Exercise Price: $11.00	215,865	11,700
	Verizon Communications, Inc.
750	Expiration: March 2023, Exercise Price: $40.00	2,916,750	750
	Total Written Options (Premium received $128,921)		108,800

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023

Shares or Face Amount		$ Fair Value*
Common Stocks		97.73%
Communication Services		10.86%
	Interactive Media & Services	10.86%
63,900	Alphabet, Inc. — Class A(a)	6,628,347
56,052	Alphabet, Inc. — Class C(a)	5,829,408
14,415	Facebook, Inc. — Class A(a)	3,055,115
Total Communication Services (Cost $1,654,371)		15,512,870
Consumer Discretionary		10.53%
	Internet & Direct Marketing Retail	7.92%
72,820	Amazon.com, Inc.(a)	7,521,578
1,429	Booking Holdings, Inc.(a)	3,790,294
		11,311,872
	Specialty Retail	1.01%
4,896	The Home Depot, Inc.	1,444,907
	Textiles, Apparel & Luxury Goods	1.60%
18,639	NIKE, Inc. — Class B	2,285,887
Total Consumer Discretionary (Cost $3,827,706)		15,042,666
Energy		1.60%
	Energy Equipment & Services	1.60%
46,633	Schlumberger Ltd. — ADR(b)	2,289,680
Total Energy (Cost $1,684,286)		2,289,680
Financials		3.03%
	Capital Markets	2.28%
185,971	Open Lending Corp.(a)	1,309,236
5,672	S&P Global, Inc.	1,955,536
		3,264,772
	Diversified Financial Services	0.75%
10,155	Global Payments Inc.	1,068,712
Total Financials (Cost $2,943,286)		4,333,484

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
Health Care		15.83%
	Health Care Equipment & Supplies	5.86%
6,059	Danaher Corp.	1,527,110
21,475	Edwards Lifesciences Corp.(a)	1,776,627
25,335	Establishment Labs Holdings, Inc. — ADR(a) (b)	1,716,193
2,856	IDEXX Laboratories, Inc.(a)	1,428,229
7,522	Intuitive Surgical, Inc.(a)	1,921,645
		8,369,804
	Health Care Providers & Services	3.34%
57,024	Progyny, Inc.(a)	1,831,611
6,226	UnitedHealth Group, Inc.	2,942,345
		4,773,956
	Health Care Technology	1.00%
7,759	Veeva Systems, Inc.(a)	1,426,027
	Life Sciences Tools & Services	4.65%
4,350	Bio-Rad Laboratories, Inc.(a)	2,083,737
6,601	Illumina, Inc.(a)	1,535,062
5,259	Thermo Fisher Scientific, Inc.	3,031,130
		6,649,929
	Pharmaceuticals	0.98%
9,600	Jazz Pharmaceuticals Public Limited Company — ADR(a) (b)	1,404,768
Total Health Care (Cost $16,984,029)		22,624,484
Industrials		6.43%
	Commercial Services & Supplies	2.05%
39,000	Copart, Inc.(a)	2,933,190
	Professional Services	2.09%
23,414	TransUnion	1,454,946
7,970	Verisk Analytics, Inc.	1,529,124
		2,984,070
	Road & Rail	2.29%
57,278	Uber Technologies, Inc.(a)	1,815,713
7,206	Union Pacific Corp.	1,450,279
		3,265,992
Total Industrials (Cost $7,966,764)		9,183,252

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
Information Technology		46.56%
	IT Services	7.78%
14,615	MasterCard, Inc. — Class A	5,311,237
25,000	PayPal Holdings, Inc.(a)	1,898,500
17,358	Visa Inc. — Class A	3,913,535
		11,123,272
	Semiconductors & Semiconductor Equipment	4.44%
16,162	Applied Materials, Inc.	1,985,179
2,856	Broadcom Inc.	1,832,238
9,100	NVIDIA Corp.	2,527,707
		6,345,124
	Software	24.16%
6,845	Adobe, Inc.(a)	2,637,858
91,255	DoubleVerify Holdings, Inc.(a)	2,751,338
3,670	Fair Isaac Corp.(a)	2,578,872
4,012	Intuit, Inc.	1,788,670
60,275	Microsoft Corp.	17,377,283
10,842	Palo Alto Networks, Inc.(a)	2,165,581
16,722	salesforce.com, Inc.(a)	3,340,721
4,034	ServiceNow, Inc.(a)	1,874,680
		34,515,003
	Technology Hardware, Storage & Peripherals	10.18%
88,208	Apple Inc.	14,545,499
Total Information Technology (Cost $25,744,239)		66,528,898
Materials		1.11%
	Chemicals	1.11%
4,451	Linde PLC — ADR(b)	1,582,063
Total Materials (Cost $727,538)		1,582,063
Total Common Stocks (Cost $62,959,330)		137,097,397
Real Estate		1.78%
	Real Estate Management & Development	1.78%
34,850	CBRE Group, Inc. — Class A(a)	2,537,429
Total Real Estate (Cost $1,427,111)		2,537,429

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investments		3.07%
Investment Company		3.07%
4,383,014	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 4.725%(c)	4,383,014
Total Investment Company		4,383,014
Total Short Term Investments (Cost $4,383,014)		4,383,014
Total Investments (Cost $67,342,344)		100.80 144,017,840%
Liabilities in Excess of Other Assets		(0.80 (1,137,754))%
Total Net Assets		100.00 142,880,086%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Securities. The total value of these securities amounted to $6,992,704 (4.89% of net assets) at March 31, 2023.

(c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2023.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023

Shares or Face Amount		$ Fair Value*
Preferred Stocks		2.82%
Energy		1.85%
	Oil, Gas & Consumable Fuels	1.85%
	Energy Transfer LP
43,596	4.530%, 04/15/2023(d)	1,044,996
	NuStar Energy LP (3 Month LIBOR USD + 6.880%)
165,000	9.000%, (effective 12/15/2022, 3 Month LIBOR USD + 6.880%), 12/15/2022(d) (f)	4,677,750
Total Energy (Cost $4,569,055)		5,722,746
Financials		0.97%
	Diversified Financial Services	0.97%
	Compass Diversified Holdings
25,000	7.250%, 07/30/2022(d)	574,500
100,000	7.875%, 01/30/2025(d)	2,415,000
Total Financials (Cost $2,609,923)		2,989,500
Total Preferred Stocks (Cost $7,178,978)		8,712,246
Convertible Bonds		3.55%
Consumer Discretionary		1.28%
	Automobile Components	0.37%
	Patrick Industries, Inc.
1,250,000	1.750%, 12/01/2028	1,135,000
	Diversified Consumer Services	0.64%
	Stride, Inc.
2,000,000	1.125%, 09/01/2027	1,991,569
	Internet & Direct Marketing Retail	0.27%
	Etsy, Inc.
1,000,000	0.250%, 06/15/2028	832,823
Total Consumer Discretionary (Cost $4,200,267)		3,959,392
Industrials		1.63%
	Air Freight & Logistics	0.31%
	Air Transport Services Group, Inc.
1,000,000	1.125%, 10/15/2024	953,100

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Airlines	0.37%
	Southwest Airlines Co.
1,000,000	1.250%, 05/01/2025	1,139,750
	Electrical Equipment	0.36%
	Array Technologies, Inc.
1,000,000	1.000%, 12/01/2028	1,104,268
	Machinery	0.59%
	Greenbrier Cos Inc/The
1,000,000	2.875%, 04/15/2028	853,500
	The Greenbrier Companies, Inc.
1,000,000	2.875%, 02/01/2024	986,221
		1,839,721
Total Industrials (Cost $4,910,649)		5,036,839
Information Technology		0.64%
	Software	0.64%
	Cerence, Inc.
1,111,000	3.000%, 06/01/2025	1,168,807
	Mitek Systems, Inc.
1,000,000	0.750%, 02/01/2026	825,390
Total Information Technology (Cost $2,117,727)		1,994,197
Total Convertible Bonds (Cost $11,228,643)		10,990,428
Corporate Bonds		66.18%
Accommodation and Food Services		0.49%
	Restaurants and Other Eating Places	0.49%
	Dave & Buster's, Inc.
1,500,000	7.625%, 11/01/2025(b)	1,530,000
Total Accommodation and Food Services (Cost $1,506,049)		1,530,000

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
Administrative and Support and Waste Management and Remediation Services		0.90%
	Business Support Services	0.61%
	Burford Capital Global Finance LLC
500,000	6.250%, 04/15/2028(b)	435,622
	Crescent Energy Finance LLC
1,500,000	9.250%, 02/15/2028(b)	1,439,633
		1,875,255
	Office Administrative Services	0.29%
	Cargo Aircraft Management, Inc.
1,000,000	4.750%, 02/01/2028(b)	895,270
Total Administrative and Support and Waste Management and Remediation Services (Cost $2,934,650)		2,770,525
Agriculture, Forestry, Fishing and Hunting		0.59%
	Forest Nurseries and Gathering of Forest Products	0.59%
	Enviva Partners LP / Enviva Partners Finance Corp.
2,000,000	6.500%, 01/15/2026(b)	1,822,070
Total Agriculture, Forestry, Fishing and Hunting (Cost $2,004,399)		1,822,070
Communication Services		3.79%
	Entertainment	0.55%
	Live Nation Entertainment, Inc.
1,000,000	4.875%, 11/01/2024(b)	981,350
500,000	5.625%, 03/15/2026(b)	484,352
250,000	4.750%, 10/15/2027(b)	231,535
		1,697,237
	Interactive Media & Services	2.18%
	Cars.com, Inc.
4,000,000	6.375%, 11/01/2028(b)	3,784,160
	Match Group, Inc.
1,000,000	5.000%, 12/15/2027(b)	948,165
	TripAdvisor, Inc.
2,000,000	7.000%, 07/15/2025(b)	2,006,178
		6,738,503

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Media	1.06%
	Gray Television, Inc.
2,060,000	5.875%, 07/15/2026(b)	1,784,084
500,000	4.750%, 10/15/2030(b)	332,500
	Townsquare Media, Inc.
1,250,000	6.875%, 02/01/2026(b)	1,183,637
		3,300,221
Total Communication Services (Cost $12,401,788)		11,735,961
Consumer Staples		0.95%
	Food Products	0.95%
	Performance Food Group, Inc.
3,000,000	5.500%, 10/15/2027(b)	2,935,560
Total Consumer Staples (Cost $3,000,000)		2,935,560
Consumer Discretionary		5.74%
	Auto Components	0.84%
	Patrick Industries, Inc.
3,000,000	4.750%, 05/01/2029(b)	2,606,355
	Hotels, Restaurants & Leisure	2.10%
	Golden Entertainment, Inc.
1,000,000	7.625%, 04/15/2026(b)	1,009,400
	Nathan's Famous, Inc.
800,000	6.625%, 11/01/2025(b)	797,928
	Royal Caribbean Cruises Ltd.
3,000,000	11.625%, 08/15/2027(a) (b)	3,223,500
	Six Flags Entertainment Corp.
1,500,000	5.500%, 04/15/2027(b)	1,455,525
		6,486,353
	Leisure Products	1.78%
	Vista Outdoor, Inc.
6,800,000	4.500%, 03/15/2029(b)	5,496,916
	Textiles, Apparel & Luxury Goods	1.02%
	PVH Corp.
3,120,000	7.750%, 11/15/2023	3,174,430
Total Consumer Discretionary (Cost $17,440,423)		17,764,054

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
Consumer Staples		2.13%
	Food Products	1.15%
	TreeHouse Foods, Inc.
4,000,000	4.000%, 09/01/2028	3,540,312
	Personal Products	0.98%
	BellRing Brands, Inc.
3,000,000	7.000%, 03/15/2030(b)	3,041,610
Total Consumer Staples (Cost $6,957,412)		6,581,922
Consumer, Cyclical		0.61%
	Motion Picture and Video Industries	0.61%
	Cinemark USA, Inc.
2,000,000	5.875%, 03/15/2026(b)	1,888,660
Total Consumer, Cyclical (Cost $1,986,407)		1,888,660
Energy		16.67%
	Energy Equipment & Services	0.99%
	Bristow Group, Inc.
2,250,000	6.875%, 03/01/2028(b)	2,096,080
	Enerflex Ltd.
1,000,000	9.000%, 10/15/2027(a) (b)	974,035
		3,070,115
	Oil, Gas & Consumable Fuels	15.68%
	Athabasca Oil Corp.
2,550,000	9.750%, 11/01/2026(a) (b)	2,667,810
	California Resources Corp.
4,000,000	7.125%, 02/01/2026(b)	4,052,980
	CNX Resources Corp.
4,000,000	7.250%, 03/14/2027(b)	4,037,600
100,000	6.000%, 01/15/2029(b)	93,620
500,000	7.375%, 01/15/2031(b)	494,825
	CONSOL Energy, Inc.
2,370,000	11.000%, 11/15/2025(b)	2,440,246
	Delek Logistics Partners LP / Delek Logistics Finance Corp.
3,000,000	6.750%, 05/15/2025	2,946,735
	Energy Transfer LP
7,350,000	7.125% (5 Year CMT Rate + 5.306%), 11/15/2165	6,199,725

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Genesis Energy LP / Genesis Energy Finance Corp.
5,000,000	8.875%, 04/15/2030	5,087,500
	Matador Resources Co.
5,500,000	5.875%, 09/15/2026	5,433,340
	Northern Oil and Gas, Inc.
9,100,000	8.125%, 03/01/2028(b)	8,926,190
	Transocean, Inc.
500,000	8.750%, 02/15/2030(a) (b)	510,450
	Viper Energy Partners LP
1,750,000	5.375%, 11/01/2027(b)	1,684,586
	W&T Offshore, Inc.
4,000,000	11.750%, 02/01/2026(b)	3,923,445
		48,499,052
Total Energy (Cost $52, 367, 518)		51,569,167
Finance and Insurance		1.05%
	Activities Related to Credit Intermediation	0.44%
	Scripps Escrow II, Inc.
2,000,000	5.375%, 01/15/2031(b)	1,377,560
	Other Financial Investment Activities	0.61%
	Arrow Bidco LLC
1,876,000	9.500%, 03/15/2024(b)	1,878,157
Total Finance and Insurance (Cost $3,871,482)		3,255,717
Financial		1.25%
	Business Support Services	1.25%
	Burford Capital Global Finance LLC
4,500,000	6.875%, 04/15/2030(b)	3,879,558
Total Financial (Cost $4,334,869)		3,879,558
Financials		1.17%
	Consumer Finance	1.17%
	PRA Group, Inc.
1,100,000	7.375%, 09/01/2025(b)	1,096,299
2,500,000	8.375%, 02/01/2028(b)	2,508,063
Total Financials (Cost $3,590,710)		3,604,362

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
Health Care		1.63%
	Pharmaceuticals	1.63%
	Horizon Therapeutics USA, Inc.
1,000,000	5.500%, 08/01/2027(b)	1,015,960
	Teva Pharmaceutical Industries Ltd.
4,000,000	6.750%, 03/01/2028(a)	4,018,380
Total Health Care (Cost $4,826,395)		5,034,340
Industrials		9.40%
	Aerospace & Defense	0.63%
	TransDigm, Inc.
500,000	6.250%, 03/15/2026(b)	501,700
500,000	6.375%, 06/15/2026	489,278
1,000,000	5.500%, 11/15/2027	943,999
		1,934,977
	Building Products	1.88%
	Advanced Drainage Systems, Inc.
1,250,000	6.375%, 06/15/2030(b)	1,226,348
	Builders FirstSource, Inc.
4,000,000	5.000%, 03/01/2030(b)	3,708,214
1,000,000	4.250%, 02/01/2032(b)	872,986
		5,807,548
	Commercial Services & Supplies	3.81%
	Cimpress Plc
1,000,000	7.000%, 06/15/2026(a)	818,065
	CoreCivic, Inc.
6,000,000	8.250%, 04/15/2026	6,053,460
	Deluxe Corp.
2,500,000	8.000%, 06/01/2029(b)	1,830,537
	GEO Group Inc/The
3,500,000	6.000%, 04/15/2026	3,104,518
		11,806,580
	Construction & Engineering	0.87%
	MasTec, Inc.
3,000,000	6.625%, 08/15/2029(b)	2,689,620
	Trading Companies & Distributors	2.21%
	Alta Equipment Group, Inc.
2,750,000	5.625%, 04/15/2026(b)	2,574,642

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	BlueLinx Holdings, Inc.
3,000,000	6.000%, 11/15/2029(b)	2,494,935
	Fly Leasing Ltd.
2,000,000	7.000%, 10/15/2024(a) (b)	1,760,452
		6,830,029
Total Industrials (Cost $30,426,979)		29,068,754
Information		2.51%
	Data Processing, Hosting, and Related Services	0.57%
	VM Consolidated, Inc.
2,000,000	5.500%, 04/15/2029(b)	1,773,404
	Motion Picture and Video Industries	0.43%
	Lions Gate Capital Holdings LLC
2,000,000	5.500%, 04/15/2029(b)	1,317,160
	Other Telecommunications	0.47%
	Consolidated Communications, Inc.
2,000,000	6.500%, 10/01/2028(b)	1,451,455
	Radio and Television Broadcasting	1.04%
	Audacy Capital Corp.
2,200,000	6.750%, 03/31/2029(b)	165,000
	Gray Escrow II, Inc.
1,000,000	5.375%, 11/15/2031(b)	665,135
	iHeartCommunications, Inc.
2,000,000	8.375%, 05/01/2027	1,460,000
100,000	5.250%, 08/15/2027(b)	81,846
	Nexstar Media, Inc.
500,000	4.750%, 11/01/2028(b)	445,270
	Scripps Escrow II, Inc.
500,000	3.875%, 01/15/2029(b)	392,969
		3,210,220
Total Information (Cost $12,237,958)		7,752,239
Information Technology		1.83%
	Software	1.83%
	Consensus Cloud Solutions, Inc.
6,500,000	6.000%, 10/15/2026(b)	5,652,809
Total Information Technology (Cost $6,256,612)		5,652,809

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
Management of Companies and Enterprises		0.16%
	Management of Companies and Enterprises	0.16%
	Ritchie Bros Holdings, Inc.
250,000	7.750%, 03/15/2031(b)	262,318
	Teva Pharmaceutical Finance Netherlands III BV
250,000	7.875%, 09/15/2029(a)	262,188
Total Management of Companies and Enterprises (Cost $500,000)		524,506
Manufacturing		0.95%
	Aerospace Product and Parts Manufacturing	0.57%
	TransDigm, Inc.
1,000,000	4.625%, 01/15/2029	888,540
1,000,000	4.875%, 05/01/2029	886,207
		1,774,747
	Other Chemical Product and Preparation Manufacturing	0.38%
	Garden Spinco Corp.
1,100,000	8.625%, 07/20/2030(b)	1,176,402
Total Manufacturing (Cost $3,115,012)		2,951,149
Materials		1.64%
	Chemicals	0.58%
	Chemours Co/The
2,000,000	5.750%, 11/15/2028(b)	1,787,865
	Metals & Mining	1.06%
	Taseko Mines Ltd.
2,500,000	7.000%, 02/15/2026(a) (b)	2,271,023
	Warrior Met Coal, Inc.
1,000,000	7.875%, 12/01/2028(b)	1,006,631
		3,277,654
Total Materials (Cost $5,515,844)		5,065,519
Mining, Quarrying, and Oil and Gas Extraction		5.00%
	Coal Mining	1.05%
	Alliance Resource Operating Partners LP / Alliance Resource Finance Corp.
3,250,000	7.500%, 05/01/2025(b)	3,232,557

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Oil and Gas Extraction	1.88%
	Penn Virginia Holdings LLC
5,500,000	9.250%, 08/15/2026(b)	5,804,502
	Support Activities for Mining	2.07%
	Talos Production, Inc.
6,000,000	12.000%, 01/15/2026	6,417,660
Total Mining, Quarrying, and Oil and Gas Extraction (Cost $14,986,827)		15,454,719
Professional, Scientific, and Technical Services		1.35%
	Advertising, Public Relations, and Related Services	0.27%
	Outfront Media Capital LLC / Outfront Media Capital Corp.
1,000,000	4.625%, 03/15/2030(b)	835,150
	Other Professional, Scientific, and Technical Services	0.43%
	Sabre GLBL, Inc.
1,500,000	7.375%, 09/01/2025(b)	1,341,750
	Specialized Design Services	0.65%
	Getty Images, Inc.
2,000,000	9.750%, 03/01/2027(b)	2,000,300
Total Professional, Scientific, and Technical Services (Cost $4,488,808)		4,177,200
Real Estate and Rental and Leasing		2.80%
	Lessors of Real Estate	2.24%
	IIP Operating Partnership LP
2,000,000	5.500%, 05/25/2026	1,720,509
	Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC
6,000,000	10.500%, 02/15/2028(b)	5,817,900
	Offices of Real Estate Agents and Brokers	0.36%
	Realogy Group LLC / Realogy Co-Issuer Corp.
1,500,000	5.750%, 01/15/2029(b)	1,124,250
Total Real Estate and Rental and Leasing (Cost $9,772,295)		8,662,659
Transportation and Warehousing		0.79%
	Pipeline Transportation of Crude Oil	0.30%
	Delek Logistics Partners LP / Delek Logistics Finance Corp.
1,000,000	7.125%, 06/01/2028(b)	916,540

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Pipeline Transportation of Natural Gas	0.49%
	Antero Midstream Partners LP / Antero Midstream Finance Corp.
1,500,000	7.875%, 05/15/2026(b)	1,530,117
Total Transportation and Warehousing (Cost $2,498,557)		2,446,657
Utilities		1.00%
	Independent Power and Renewable Electricity Producers	1.00%
	Vistra Corp.
3,500,000	7.000% (5 Year CMT Rate + 5.740%), 06/15/2027	3,083,623
Total Utilities (Cost $3,495,774)		3,083,623
Wholesale Trade		1.79%
	Grocery and Related Product Merchant Wholesalers	0.86%
	Performance Food Group, Inc.
1,000,000	4.250%, 08/01/2029(b)	905,935
	Primo Water Holdings, Inc.
2,000,000	4.375%, 04/30/2029(b)	1,746,757
		2,652,692
	Petroleum and Petroleum Products Merchant Wholesalers	0.93%
	Martin Midstream Partners LP / Martin Midstream Finance Corp.
3,000,000	11.500%, 02/15/2028(b)	2,875,590
Total Wholesale Trade (Cost $6,973,252)		5,528,282
Total Corporate Bonds (Cost $217,490,020)		204,740,012
Bank Loans		21.22%
	Aerospace & Defense	1.61%
4,962,500	Maxar Technologies Ltd., Senior Secured First Lien Term Loan (1 Month SOFR USD + 4.250%)	4,967,413
1,891,828	TransDigm, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.250%)	1,892,585
	Automotive & Auto Parts	1.24%
3,990,000	First Brands Group LLC, Senior Secured First Lien Term Loan (6 Month SOFR USD + 5.000%)(g)	3,840,375
	Broadcasting	0.08%
518,692	CBS Radio, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.500%)	336,107
254,698	Nexstar Media Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.500%)	254,444

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Commercial Services & Supplies	1.93%
4,884,713	GEO Group Inc/The, Senior Secured First Lien Term Loan (1 Month SOFR USD + 7.125%)	4,964,089
983,380	GEO Group Inc/The, Senior Secured First Lien Term Loan (1 Month SOFR USD + 6.125%)(g)	993,214
	Construction & Engineering	0.88%
2,926,228	Tutor Perini Corp., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.750%)	2,735,116
	Electrical Equipment	0.61%
1,929,114	Array Technologies, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.250%)(c) (g)	1,897,766
	Hotels/Motels/Inns and Casinos	0.64%
2,000,000	Playa Resorts Holding BV, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.250%)	1,991,400
	Internet & Direct Marketing Retail	1.47%
4,731,250	Magnite, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.000%)(g)	4,553,828
	IT Services	0.91%
2,842,500	MoneyGram International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.500%)	2,831,841
	Leisure	0.36%
1,000,000	Topgolf Callaway Brands, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.500%)	995,395
	Machinery	0.81%
2,500,000	Chart Industries, Inc. Senior Secured First Lien Term Loan (1 Month SOFR USD + 3.750%)(g)	2,496,875
	Media	1.31%
2,000,000	Abe Investment Holdings, Inc.	2,001,660
8,268,717	Directv Financing LLC., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.000%)	7,976,501
960,175	The E.W. Scripps Co., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.563%)	938,499
174,063	The E.W. Scripps Co., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	166,747
945,000	The E.W. Scripps Co., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.000%)	941,338
	Oil, Gas & Consumable Fuels	0.19%
586,448	Consolidated Energy, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.500%)(c) (g)	586,633
	Pharmaceuticals	1.36%
4,212,032	Jazz Pharmaceuticals., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.500%)	4,201,059
4,912,500	PetIQ Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.250%)(g)	4,519,500
	Restaurants	1.62%
4,992,481	Dave & Buster's, Inc., Senior Secured First Lien Term Loan (1 Month SOFR USD + 5.000%)	5,000,095
	Software	0.40%
167,061	SS&C Technologies Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.750%)	166,782
148,146	SS&C Technologies Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.750%)	147,900
913,805	SS&C Technologies Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.750%)(c)	912,722

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Technology — Software & Services	0.32%
1,000,000	VM Consolidated, Inc. Senior Secured First Lien Term Loan (1 Month SOFR USD + 3.250%)	1,000,000
	Telecommunication Services — Diversified	0.76%
2,928,009	Consolidated Communications, Inc., Senior Secured First Lien Term Loan (1 Month SOFR USD + 3.500%)	2,341,309
Total Bank Loans (Cost $66,906,181)		65,651,193
Short Term Investments		8.14%
Investment Company		8.14%
25,190,016	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 4.725%(e)	25,190,016
Total Investment Company		25,190,016
Total Short Term Investments (Cost $25,190,016)		25,190,016
Total Investments (Cost $327,993,838)		101.91 315,283,895%
Liabilities in Excess of Other Assets		(1.91 (5,900,004))%
Total Net Assets		100.00 309,383,891%

(a)  Foreign Issued Securities. The total value of these securities amounted to $16,505,903 (5.34% if net assets) at March 31, 2023.

(b)  144A securities. The total value of these securities amounted to $148,211,544 (47.91% of net assets) at March 31, 2023.

(c)  Illiquid Security. The total value of these securities amounted to $3,397,121 (1.10% of net assets) at March 31, 2023.

(d)  Callable at any dividend payment date on or after date disclosed.

(e)  The rate quoted is the annualized seven-day effective yield as of March 31, 2023.

(f)  Fixed to floating rate. Effective date of change and formula disclosed. Rate disclosed as of March 31, 2023.

(g)  Level 3 security. See the accompanying Notes to the Financial Statements for information regarding Level 3 securities.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023

Shares or Face Amount		$ Fair Value*
Common Stocks		91.92%
Belgium		0.49%
	Beverages	0.49%
45,000	Anheuser-Busch InBev SA/NV	2,999,708
Total Belgium (Cost $2,291,611)		2,999,708
Bermuda		0.35%
	Machinery	0.35%
1,000,000	AutoStore Holdings Ltd.(a)	2,158,767
Total Bermuda (Cost $3,030,182)		2,158,767
Canada		4.15%
	Commercial Services & Supplies	1.13%
200,000	GFL Environmental, Inc. — ADR	6,888,000
	Road & Rail	1.30%
67,000	Canadian National Railway Co. — ADR	7,903,990
	Software	1.72%
5,500	Constellation Software Inc/Canada(a)	10,340,366
16,502	Lumine Group, Inc.(a)	179,613
Total Canada (Cost $19,020,162)		25,311,969
Cayman Islands		0.71%
	Textiles, Apparel & Luxury Goods	0.71%
550,000	Li Ning Co Ltd.	4,325,153
Total Cayman Islands (Cost $4,032,441)		4,325,153
China		0.50%
	Commercial Banks	0.50%
600,000	China Merchants Bank Co., Ltd.	3,046,812
Total China (Cost $3,336,871)		3,046,812

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
Denmark		2.37%
	Pharmaceuticals	2.37%
15,000	Novo Nordisk A/S	2,382,321
76,000	Novo Nordisk A/S — ADR — ADR	12,094,640
		14,476,961
Total Denmark (Cost $5,103,075)		14,476,961
France		17.05%
	Aerospace & Defense	1.94%
80,000	Thales SA	11,827,798
	Beverages	1.39%
37,500	Pernod Ricard SA	8,491,196
	Chemicals	1.54%
56,168	Air Liquide SA	9,401,930
	Construction & Engineering	1.39%
74,000	Vinci SA	8,483,576
	Electrical Equipment	2.44%
89,000	Schneider Electric SE	14,874,092
	Life Sciences Tools & Services	1.15%
23,000	Sartorius Stedim Biotech	7,056,322
	Pharmaceuticals	1.51%
149,587	Sanofi — ADR	8,140,525
10,000	Sanofi	1,084,792
		9,225,317
	Professional Services	1.19%
253,000	Bureau Veritas SA	7,269,348
	Software	0.95%
140,000	Dassault Systemes SE	5,775,171
	Textiles, Apparel & Luxury Goods	3.55%
14,800	Kering SA	9,655,978
13,100	LVMH Moet Hennessy Louis Vuitton SE	12,024,654
		21,680,632
Total France (Cost $55,807,989)		104,085,382

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
Germany		14.12%
	Capital Markets	0.72%
142,000	DWS Group GmbH & Co KGaA	4,371,492
	Chemicals	0.82%
46,000	Symrise AG	5,005,925
	Electrical Equipment	0.07%
19,100	Siemens Energy AG(a)	421,185
	Electronic Equipment, Instruments & Components	1.03%
185,211	Jenoptik AG	6,311,777
	Health Care Equipment & Supplies	1.27%
55,525	Carl Zeiss Meditec AG	7,734,200
	Health Care Providers & Services	0.35%
78,900	Fresenius SE & Co. KGaA	2,130,566
	Industrial Conglomerates	2.08%
78,200	Siemens A.G. — ADR	12,668,759
	Insurance	2.02%
15,000	Hannover Rueck SE	2,933,719
26,900	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	9,405,243
		12,338,962
	Pharmaceuticals	1.94%
63,500	Merck KGaA	11,838,665
	Semiconductors & Semiconductor Equipment	0.36%
54,000	Infineon Technologies AG	2,217,530
	Software	1.34%
64,800	SAP SE — ADR	8,200,440
	Textiles, Apparel & Luxury Goods	0.73%
72,160	Puma SE	4,473,395
	Trading Companies & Distributors	1.39%
113,000	Brenntag AG	8,503,990
Total Germany (Cost $54,392,490)		86,216,886
Hong Kong		1.04%
	Beverages	0.53%
400,000	China Resources Beer Holdings Co Ltd.	3,213,364

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Capital Markets	0.51%
70,000	Hong Kong Exchanges & Clearing Ltd.	3,102,731
Total Hong Kong (Cost $5,758,448)		6,316,095
India		1.90%
	Banks	1.90%
55,000	HDFC Bank Ltd. — ADR	3,666,850
367,480	ICICI Bank Ltd. — ADR	7,930,218
		11,597,068
Total India (Cost $6,136,681)		11,597,068
Ireland		9.34%
	Chemicals	2.72%
46,760	Linde PLC	16,620,374
	Construction Materials	1.60%
78,000	CRH PLC — ADR	3,967,860
5,000	CRH PLC	252,570
110,000	CRH public limited company	5,557,254
		9,777,684
	Food Products	0.53%
32,150	Kerry Group Plc	3,206,182
	Health Care Equipment & Supplies	1.02%
77,400	Medtronic, PLC — ADR	6,239,988
	Insurance	2.07%
40,000	Aon Plc — ADR	12,611,600
	Life Sciences Tools & Services	1.40%
40,000	ICON PLC. — ADR(a)	8,543,600
Total Ireland (Cost $36,772,941)		56,999,428
Japan		9.61%
	Beverages	0.71%
117,000	Asahi Group Holdings Ltd.	4,354,510

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Electronic Equipment, Instruments & Components	2.59%
16,100	KEYENCE CORP.	7,890,751
75,000	Murata Manufacturing Co., Ltd.	4,570,894
57,000	Omron Corp.	3,336,032
		15,797,677
	Entertainment	1.08%
170,000	Nintendo Co Ltd.	6,603,072
	Machinery	0.60%
92,500	FANUC Corp.	3,340,378
18,000	FANUC Corp. — ADR(a)	323,100
		3,663,478
	Professional Services	1.69%
247,600	BayCurrent Consulting, Inc.	10,279,889
	Semiconductors & Semiconductor Equipment	2.94%
30,000	Disco Corp.	3,489,952
1,000,000	Renesas Electronics Corp.(a)	14,480,813
		17,970,765
Total Japan (Cost $49,714,125)		58,669,391
Luxembourg		1.17%
	Life Sciences Tools & Services	0.87%
79,000	EUROFINS SCIENTIFI	5,289,840
	Personal Products	0.30%
730,750	L'Occitane International SA	1,829,523
Total Luxembourg (Cost $4,301,530)		7,119,363
Netherlands		6.23%
	Beverages	1.22%
610,000	Davide Campari-Milano NV	7,443,154
	Financial Services	1.23%
4,700	Adyen NV(a)	7,489,147
The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Semiconductors & Semiconductor Equipment	2.58%
11,741	ASML Holding NV — NY Shares — ADR	7,992,216
65,000	STMicroelectronics N.V.	3,463,455
80,600	STMicroelectronics N.V. — NY Shares — ADR	4,311,294
		15,766,965
	Trading Companies & Distributors	1.20%
45,000	IMCD N.V.	7,358,246
Total Netherlands (Cost $12,844,697)		38,057,512
Norway		0.79%
	Commercial Services & Supplies	0.79%
286,000	TOMRA Systems ASA	4,828,371
Total Norway (Cost $1,051,343)		4,828,371
Republic of Korea		0.32%
	Semiconductors & Semiconductor Equipment	0.32%
40,000	Samsung Electronic Co., Ltd.	1,978,039
Total Republic of Korea (Cost $894,090)		1,978,039
Sweden		2.37%
	Electronic Equipment, Instruments & Components	1.82%
966,000	HEXAGON AB	11,118,087
	Hotels, Restaurants & Leisure	0.55%
25,000	Evolution AB	3,349,462
Total Sweden (Cost $9,818,401)		14,467,549
Switzerland		6.89%
	Capital Markets	1.09%
96,937	Julius Baer Group Ltd.	6,621,615
	Construction Materials	0.74%
70,000	LafargeHolcim Ltd.	4,514,394

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Electrical Equipment	1.25%
222,500	ABB Ltd. — ADR	7,631,750
	Food Products	0.40%
20,000	Nestle SA	2,438,611
	Health Care Equipment & Supplies	1.11%
46,000	Alcon, Inc.	3,265,426
50,000	Alcon, Inc. — ADR	3,527,000
		6,792,426
	Life Sciences Tools & Services	1.48%
15,000	Lonza Group AG	9,029,996
	Pharmaceuticals	0.82%
11,800	Roche Holding AG	3,371,763
45,400	Roche Holding AG — ADR	1,628,044
		4,999,807
Total Switzerland (Cost $28,890,890)		42,028,599
Taiwan, Province of China		1.97%
	Semiconductors & Semiconductor Equipment	1.97%
129,281	Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	12,025,719
Total Taiwan, Province of China (Cost $1,607,687)		12,025,719
United Kingdom		9.47%
	Aerospace & Defense	0.87%
440,000	BAE Systems Plc	5,322,272
	Beverages	1.20%
40,300	Diageo PLC — ADR	7,301,554
	Food Products	0.55%
64,700	Unilever PLC — ADR	3,359,871
	Health Care Equipment & Supplies	0.58%
127,000	Smith & Nephew Plc — ADR	3,544,570
	Hotels, Restaurants & Leisure	0.78%
73,100	InterContinental Hotels Group PLC	4,785,516

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Oil, Gas & Consumable Fuels	1.18%
200,000	Shell Plc	5,730,241
25,000	Shell Plc — ADR	1,438,500
		7,168,741
	Personal Care Products	0.34%
40,369	Unilever Plc	2,089,744
	Pharmaceuticals	1.84%
144,000	AstraZeneca PLC — ADR	9,995,040
9,000	AstraZeneca PLC	1,246,982
		11,242,022
	Trading Companies & Distributors	2.13%
212,000	Ashtead Group Plc	13,017,774
Total United Kingdom (Cost $38,303,093)		57,832,064
United States		1.08%
	Internet & Direct Marketing Retail	1.08%
5,000	MercadoLibre, Inc.(a)	6,590,300
Total United States (Cost $5,095,463)		6,590,300
Total Common Stocks (Cost $348,204,210)		561,131,136
Short Term Investments		6.89%
Investment Company		6.89%
42,091,380	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 4.725%(b)	42,091,380
Total Investment Company		42,091,380
Total Short Term Investments (Cost $42,091,380)		42,091,380

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount	$ Fair Value*
Total Investments (Cost $390,295,590)	98.81%
603,222,516
Other Assets in Excess of Liabilities	1.19 7,291,365%
Total Net Assets	100.00 610,513,881%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  The rate quoted is the annualized seven-day effective yield as of March 31, 2023.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

As of March 31, 2023, the industry diversification was as follows:

	$ Fair Value	Percentage
Common Stocks
Aerospace & Defense	17,150,070	2.81%
Banks	11,597,068	1.90%
Beverages	33,803,487	5.54%
Capital Markets	14,095,838	2.31%
Chemicals	31,028,230	5.08%
Commercial Banks	3,046,812	0.50%
Commercial Services & Supplies	11,716,371	1.92%
Construction & Engineering	8,483,576	1.39%
Construction Materials	14,292,078	2.34%
Electrical Equipment	22,927,028	3.76%
Electronic Equipment, Instruments & Components	33,227,542	5.44%
Entertainment	6,603,072	1.08%
Financial Services	7,489,147	1.23%
Food Products	9,004,664	1.48%
Health Care Equipment & Supplies	24,311,184	3.98%
Health Care Providers & Services	2,130,566	0.35%
Hotels, Restaurants & Leisure	8,134,978	1.33%
Industrial Conglomerates	12,668,760	2.08%
Insurance	24,950,562	4.09%
Internet & Direct Marketing Retail	6,590,300	1.08%
Life Sciences Tools & Services	29,919,757	4.90%
Machinery	5,822,244	0.95%
Oil, Gas & Consumable Fuels	7,168,741	1.17%
Personal Care Products	2,089,744	0.34%
Personal Products	1,829,523	0.30%
Pharmaceuticals	51,782,771	8.48%
Professional Services	17,549,237	2.88%
Road & Rail	7,903,990	1.30%
Semiconductors & Semiconductor Equipment	49,959,017	8.18%
Software	24,495,589	4.01%
Textiles, Apparel & Luxury Goods	30,479,180	4.99%
Trading Companies & Distributors	28,880,010	4.73%
Total Common Stocks	561,131,136	91.92%
Short Term Investments
Investment Company	42,091,380	6.89%
Total Short Term Investments	42,091,380	6.89%
Total Investments	603,222,516	98.81%
Other Assets in Excess of Liabilities	7,291,365	1.19%
TOTAL NET ASSETS	610,513,881	100.00%

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023

Shares or Face Amount		$ Fair Value*
Common Stocks		94.57%
Communication Services		6.13%
	Entertainment	0.49%
36,600	Universal Music Group NV — ADR(b)	461,160
	Interactive Media & Services	5.64%
47,800	Alphabet, Inc. — Class A(a)	4,958,294
1,725	Facebook, Inc. — Class A(a)	365,597
		5,323,891
Total Communication Services (Cost $1,968,939)		5,785,051
Consumer Discretionary		12.01%
	Hotels, Restaurants & Leisure	1.70%
2,950	McDonald's Corp.	824,850
5,890	Yum! Brands, Inc.	777,951
		1,602,801
	Internet & Direct Marketing Retail	5.45%
49,700	Amazon.com, Inc.(a)	5,133,513
	Specialty Retail	2.45%
2,175	The Home Depot, Inc.	641,886
1,100	O'Reilly Automotive, Inc.(a)	933,878
9,395	The TJX Companies, Inc.	736,192
		2,311,956
	Textiles, Apparel & Luxury Goods	2.41%
1,550	lululemon athletica, Inc.(a)	564,495
4,150	LVMH Moet Hennessy Louis Vuitton SE — ADR(b)	762,479
7,710	NIKE, Inc. — Class B	945,554
		2,272,528
Total Consumer Discretionary (Cost $5,540,702)		11,320,798
Consumer Staples		4.34%
	Beverages	0.92%
14,050	The Coca Cola Co.	871,521
	Food & Staples Retailing	2.71%
3,350	Costco Wholesale Corp.	1,664,514
6,050	Walmart, Inc.	892,073
		2,556,587

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Household Products	0.71%
4,475	The Procter & Gamble Co.	665,388
Total Consumer Staples (Cost $3,946,170)		4,093,496
Energy		1.97%
	Energy Equipment & Services	0.56%
10,700	Schlumberger Ltd. — ADR(b)	525,370
	Oil, Gas & Consumable Fuels	1.41%
4,550	EOG Resources, Inc.	521,566
6,125	Hess Corp.	810,583
		1,332,149
Total Energy (Cost $1,789,982)		1,857,519
Financials		3.37%
	Capital Markets	1.46%
1,025	MSCI, Inc.	573,683
2,325	S&P Global, Inc.	801,590
		1,375,273
	Insurance	1.91%
3,200	Aon PLC — ADR(b)	1,008,928
4,175	Arthur J. Gallagher & Co.	798,719
		1,807,647
Total Financials (Cost $2,225,647)		3,182,920
Health Care		14.45%
	Biotechnology	1.18%
3,525	Vertex Pharmaceuticals Inc.(a)	1,110,622
	Health Care Equipment & Supplies	4.12%
20,475	Boston Scientific Corp.(a)	1,024,364
2,550	Danaher Corp.	642,702
1,425	Insulet Corporation(a)	454,518
4,125	Stryker Corp.	1,177,564
4,500	Zimmer Biomet Holdings, Inc.	581,400
		3,880,548

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Health Care Providers & Services	3.54%
2,650	HCA Healthcare, Inc.	698,752
5,595	UnitedHealth Group, Inc.	2,644,141
		3,342,893
	Life Sciences Tools & Services	2.34%
2,275	ICON PLC. — ADR(a) (b)	485,917
22,615	Stevanato Group SpA — ADR(b)	585,728
1,975	Thermo Fisher Scientific, Inc.	1,138,331
		2,209,976
	Pharmaceuticals	3.27%
9,925	AstraZeneca PLC — ADR(b)	688,894
2,650	Eli Lilly & Co.	910,063
9,075	Sanofi — ADR(b)	493,862
5,925	Zoetis, Inc.	986,157
		3,078,976
Total Health Care (Cost $11,260,854)		13,623,015
Industrials		7.76%
	Aerospace & Defense	1.56%
1,550	Lockheed Martin Corp.	732,731
1,600	Northrop Grumman Corp.	738,752
		1,471,483
	Commercial Services & Supplies	0.73%
4,250	Waste Management, Inc.	693,473
	Electrical Equipment	0.94%
5,175	Eaton Corp PLC — ADR(b)	886,685
	Industrial Conglomerates	0.84%
4,125	Honeywell International, Inc.	788,370
	Machinery	1.40%
14,050	Ingersoll Rand, Inc.	817,429
4,775	Xylem, Inc.	499,942
		1,317,371
	Professional Services	0.99%
17,025	KBR, Inc.	937,226
	Road & Rail	0.83%
24,575	Uber Technologies, Inc.(a)	779,028

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Trading Companies & Distributors	0.47%
1,125	United Rentals, Inc.	445,230
Total Industrials (Cost $6,245,194)		7,318,866
Information Technology		41.88%
	Communications Equipment	1.70%
6,375	Arista Networks Inc.(a)	1,070,107
1,850	Motorola Solutions, Inc.	529,341
		1,599,448
	IT Services	4.18%
1,775	Accenture PLC — ADR(b)	507,313
1,700	MasterCard, Inc. — Class A	617,797
1,400	MongoDB, Inc.(a)	326,368
11,065	Visa Inc. — Class A	2,494,715
		3,946,193
	Semiconductors & Semiconductor Equipment	6.80%
6,250	Advanced Micro Devices, Inc.(a)	612,562
5,600	Applied Materials, Inc.	687,848
1,650	ASML Holding NV — NY Shares — ADR(b)	1,123,172
4,750	Entegris, Inc.	389,547
10,750	NVIDIA Corp.	2,986,028
11,400	STMicroelectronics N.V. — NY Shares — ADR(b)	609,786
		6,408,943
	Software	19.71%
1,895	Adobe, Inc.(a)	730,276
1,625	ANSYS, Inc.(a)	540,800
2,830	CrowdStrike Holdings, Inc.(a)	388,446
7,400	Fortinet Inc.(a)	491,804
850	HubSpot, Inc.(a)	364,437
1,035	Intuit, Inc.	461,434
4,450	Manhattan Associates, Inc.(a)	689,083
35,975	Microsoft Corp.	10,371,593
4,625	Oracle Corp.	429,755
5,800	Palo Alto Networks, Inc.(a)	1,158,492
2,820	ServiceNow, Inc.(a)	1,310,510
2,400	Synopsys, Inc.(a)	927,000
3,510	Workday, Inc.(a)	724,955
		18,588,585

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Technology Hardware, Storage & Peripherals	9.49%
51,980	Apple Inc.	8,571,502
14,750	Pure Storage, Inc.(a)	376,272
		8,947,774
Total Information Technology (Cost $18,866,924)		39,490,943
Materials		2.66%
	Chemicals	1.77%
14,170	Corteva, Inc.	854,593
2,280	Linde PLC — ADR(b)	810,403
		1,664,996
	Construction Materials	0.89%
16,500	CRH PLC — ADR(b)	839,355
Total Materials (Cost $1,986,690)		2,504,351
Total Common Stocks (Cost $53,831,102)		89,176,959
Short Term Investments		5.69%
Investment Company		5.69%
5,361,486	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 4.725%(c)	5,361,486
Total Investment Company		5,361,486
Total Short Term Investments (Cost $5,361,486)		5,361,486
Total Investments (Cost $59,192,588)		100.26 94,538,445%
Liabilities in Excess of Other Assets		(0.26 (248,097))%
Total Net Assets		100.00 94,290,348%

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Securities. The total value of these securities amounted to $9,789,052 (10.38% of net assets) at March 31, 2023.

(c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2023.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023

Shares or Face Amount		$ Fair Value*
Common Stocks		97.22%
Communication Services		5.20%
	Entertainment	3.17%
64,000	Endeavor Group Holdings, Inc.(a)	1,531,520
23,537	Live Nation Entertainment, Inc.(a)	1,647,590
10,260	Take-Two Interactive Software, Inc.(a)	1,224,018
		4,403,128
	Interactive Media & Services	0.95%
48,200	Pinterest, Inc.(a)	1,314,414
	Media	1.08%
22,329	Liberty Media Corp-Liberty Formula One(a)	1,507,207
Total Communication Services (Cost $5,980,880)		7,224,749
Consumer Discretionary		8.07%
	Hotels, Restaurants & Leisure	1.50%
8,896	Vail Resorts, Inc.	2,078,817
	Internet & Direct Marketing Retail	0.94%
13,500	Expedia Group, Inc.(a)	1,309,905
	Specialty Retail	3.51%
23,173	CarMax, Inc.(a)	1,489,561
20,800	Floor & Decor Holdings, Inc. — Class A(a)	2,042,976
5,500	RH(a)	1,339,525
		4,872,062
	Textiles, Apparel & Luxury Goods	2.12%
8,100	lululemon athletica, Inc.(a)	2,949,939
Total Consumer Discretionary (Cost $12,342,753)		11,210,723
Financials		13.11%
	Capital Markets	8.64%
6,225	MarketAxess Holdings, Inc.	2,435,780
8,074	Moody's Corp.	2,470,806
10,816	MSCI, Inc.	6,053,607
147,000	Open Lending Corp.(a)	1,034,880
		11,995,073

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Diversified Financial Services	2.33%
30,700	Global Payments Inc.	3,230,868
	Insurance	2.14%
9,900	Kinsale Capital Group, Inc.	2,971,485
Total Financials (Cost $8,060,548)		18,197,426
Health Care		14.85%
	Health Care Equipment & Supplies	2.66%
5,650	The Cooper Companies, Inc.	2,109,484
38,810	Envista Holdings Corp.(a)	1,586,553
		3,696,037
	Health Care Providers & Services	2.16%
24,550	Encompass Health Corp.	1,328,155
52,000	Progyny, Inc.(a)	1,670,240
		2,998,395
	Health Care Technology	2.65%
19,500	Doximity, Inc.(a)	631,410
16,550	Veeva Systems, Inc.(a)	3,041,725
		3,673,135
	Life Sciences Tools & Services	6.43%
6,130	Bio-Rad Laboratories, Inc.(a)	2,936,392
34,800	Bio-Techne Corp.	2,581,812
6,105	Illumina, Inc.(a)	1,419,718
10,000	IQVIA Holdings, Inc.(a)	1,988,900
		8,926,822
	Pharmaceuticals	0.95%
9,000	Jazz Pharmaceuticals Public Limited Company — ADR(a) (b)	1,316,970
Total Health Care (Cost $14,872,267)		20,611,359
Industrials		20.31%
	Aerospace & Defense	2.12%
4,000	TransDigm Group, Inc.	2,948,200
	Building Products	0.74%
21,002	Trex Co., Inc.(a)	1,022,167

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Commercial Services & Supplies	3.84%
50,082	Copart, Inc.(a)	3,766,667
27,660	Ritchie Bros Auctioneers, Inc. — ADR(b)	1,556,982
		5,323,649
	Construction & Engineering	0.82%
13,500	AECOM	1,138,320
	Electrical Equipment	3.48%
33,255	AMETEK, Inc.	4,832,949
	Professional Services	7.77%
56,798	CoStar Group, Inc.(a)	3,910,542
12,483	Equifax, Inc.	2,532,052
22,653	Verisk Analytics, Inc.	4,346,205
		10,788,799
	Trading Companies & Distributors	1.54%
16,000	Ferguson PLC — ADR(b)	2,140,000
Total Industrials (Cost $13,420,621)		28,194,084
Information Technology		28.47%
	Communications Equipment	1.74%
16,570	F5 Networks, Inc.(a)	2,414,083
	IT Services	7.14%
3,630	EPAM Systems, Inc.(a)	1,085,370
15,020	Euronet Worldwide, Inc.(a)	1,680,738
16,500	Gartner, Inc.(a)	5,375,205
44,000	Teradata Corp.(a)	1,772,320
		9,913,633
	Semiconductors & Semiconductor Equipment	3.98%
44,000	Azenta, Inc.(a)	1,963,280
43,310	ON Semiconductor Corp.(a)	3,565,279
		5,528,559

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Software	15.61%
11,480	Aspen Technology, Inc.(a)	2,627,427
82,000	DoubleVerify Holdings, Inc.(a)	2,472,300
21,862	Guidewire Software, Inc.(a)	1,793,777
24,090	Palo Alto Networks, Inc.(a)	4,811,737
16,500	Procore Technologies, Inc.(a)	1,033,395
9,700	Splunk, Inc.(a)	930,036
34,289	SS&C Technologies Holdings, Inc.	1,936,300
6,640	Tyler Technologies, Inc.(a)	2,354,810
67,000	Varonis Systems, Inc.(a)	1,742,670
9,540	Workday, Inc.(a)	1,970,392
		21,672,844
Total Information Technology (Cost $25,947,329)		39,529,119
Materials		4.25%
	Chemicals	2.97%
92,500	Element Solutions, Inc.	1,786,175
19,110	FMC Corp.	2,333,904
		4,120,079
	Construction Materials	1.28%
5,000	Martin Marietta Materials, Inc.	1,775,300
Total Materials (Cost $3,148,170)		5,895,379
Real Estate		2.96%
	Real Estate Management & Development	2.96%
56,522	CBRE Group, Inc. — Class A(a)	4,115,367
Total Real Estate (Cost $2,513,134)		4,115,367
Total Common Stocks (Cost $86,285,702)		134,978,206
REITS		1.90%
Real Estate		1.90%
	Equity Real Estate Investment Trusts (REITs)	1.90%
36,790	Welltower, Inc.	2,637,475
Total Real Estate (Cost $2,690,654)		2,637,475
Total REITS (Cost $2,690,654)		2,637,475

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investments		1.23%
Investment Company		1.23%
1,709,461	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 4.725%(c)	1,709,461
Total Investment Company		1,709,461
Total Short Term Investments (Cost $1,709,461)		1,709,461
Total Investments (Cost $90,685,817)		100.35 139,325,142%
Liabilities in Excess of Other Assets		(0.35 (482,790))%
Total Net Assets		100.00 138,842,352%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $5,013,952 (3.61% of net assets) at March 31, 2023.

(c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2023.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023

Shares or Face Amount		$ Fair Value*
Common Stocks		93.18%
Communication Services		0.69%
	Interactive Media & Services	0.69%
679,744	Eventbrite, Inc.(a)	5,832,204
Total Communication Services (Cost $12,465,345)		5,832,204
Consumer Discretionary		11.12%
	Broadline Retail	1.28%
187,510	Ollie's Bargain Outlet Holdings, Inc.(a)	10,864,330
	Diversified Consumer Services	1.46%
651,783	European Wax Center, Inc.	12,383,877
	Hotels, Restaurants & Leisure	5.16%
973,015	Everi Holdings Inc.(a)	16,687,207
593,717	First Watch Restaurant Group, Inc.(a)	9,535,095
1,060,075	Rush Street Interactive, Inc.(a)	3,296,833
21,145	Texas Roadhouse, Inc.	2,284,929
65,995	Wingstop, Inc.	12,115,362
		43,919,426
	Household Durables	0.81%
239,147	Lovesac Co/The(a)	6,911,348
	Specialty Retail	0.99%
431,561	Guess?, Inc.	8,398,177
	Textiles, Apparel & Luxury Goods	1.42%
336,067	Steven Madden Ltd.	12,098,412
Total Consumer Discretionary (Cost $75,954,039)		94,575,570
Consumer Staples		1.82%
	Beverages	1.82%
159,670	MGP Ingredients, Inc.	15,443,282
Total Consumer Staples (Cost $5,617,191)		15,443,282

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
Energy		4.15%
	Energy Equipment & Services	3.36%
327,910	Cactus, Inc.	13,519,729
555,115	ChampionX Corp.	15,060,270
		28,579,999
	Oil, Gas & Consumable Fuels	0.79%
140,455	Matador Resources Co.	6,692,681
Total Energy (Cost $32,339,407)		35,272,680
Financials		6.80%
	Banks	1.01%
308,214	Bancorp Inc/The(a)	8,583,760
	Capital Markets	2.06%
154,493	Hamilton Lane Inc. — Class A	11,429,392
867,155	Open Lending Corp.(a)	6,104,771
		17,534,163
	Financial Services	1.48%
166,300	Shift4 Payments, Inc.(a)	12,605,540
	Insurance	2.25%
348,515	BRP Group, Inc.(a)	8,873,192
185,163	Palomar Holdings, Inc.(a)	10,220,998
		19,094,190
Total Financials (Cost $51,440,662)		57,817,653
Health Care		26.45%
	Biotechnology	8.83%
126,510	Arrowhead Pharmaceuticals, Inc.(a)	3,213,354
682,510	Avid Bioservices, Inc.(a)	12,803,888
608,124	Castle Biosciences, Inc.(a)	13,816,577
424,194	Halozyme Therapeutics, Inc.(a)	16,199,969
135,482	Ligand Pharmaceuticals, Inc.(a)	9,966,056
343,304	Natera, Inc.(a)	19,060,238
47,436	Omniab Inc. — 12.50 Earnout(a) (d)	475
47,436	Omniab Inc — 15.00 Earnout(a) (d)	474
		75,061,031

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Health Care Equipment & Supplies	9.91%
248,295	Establishment Labs Holdings, Inc. — ADR(a) (b)	16,819,503
666,894	Paragon 28, Inc.(a)	11,383,881
114,565	QuidelOrtho Corp.(a)	10,206,596
131,610	STAAR Surgical Co.(a)	8,416,460
283,276	TransMedics Group, Inc.(a)	21,452,491
634,223	Treace Medical Concepts, Inc.(a)	15,976,077
		84,255,008
	Health Care Providers & Services	3.94%
194,048	HealthEquity, Inc.(a)	11,392,558
800,885	Privia Health Group, Inc.(a)	22,112,435
		33,504,993
	Health Care Technology	3.00%
302,660	Evolent Health, Inc. — Class A(a)	9,821,317
44,960	Inspire Medical Systems, Inc.(a)	10,523,787
352,994	OptimizeRx Corp.(a)	5,164,302
		25,509,406
	Life Sciences Tools & Services	0.77%
1,760,375	OmniAb, Inc. — ADR(a)	6,478,180
Total Health Care (Cost $195,754,099)		224,808,618
Industrials		16.45%
	Building Products	4.11%
67,080	Advanced Drainage Systems, Inc.	5,648,807
299,030	AZEK Co Inc/The(a)	7,039,166
836,435	Janus International Group, Inc.(a)	8,247,249
556,970	PGT Innovations, Inc.(a)	13,985,517
		34,920,739
	Construction & Engineering	3.06%
149,185	MasTec, Inc.(a)	14,089,032
114,755	NV5 Global, Inc.(a)	11,931,077
		26,020,109
	Electrical Equipment	2.68%
472,010	Array Technologies, Inc.(a)	10,327,579
547,317	Shoals Technologies Group, Inc.(a)	12,473,354
		22,800,933

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Machinery	3.32%
79,125	Chart Industries, Inc.(a)	9,922,275
97,210	John Bean Technologies Corp.	10,624,081
394,160	Kornit Digital Ltd. — ADR(a) (b)	7,630,937
		28,177,293
	Professional Services	3.28%
65,145	FTI Consulting, Inc.(a)	12,856,366
137,264	ICF International, Inc.	15,057,861
		27,914,227
Total Industrials (Cost $110,794,047)		139,833,301
Information Technology		23.65%
	Communications Equipment	5.11%
542,019	ADTRAN Holdings, Inc.	8,596,421
313,064	Calix, Inc.(a)	16,777,100
312,660	Cambium Networks Corp. — ADR(a) (b)	5,540,335
238,505	Ciena Corp.(a)	12,526,283
		43,440,139
	IT Services	3.99%
741,070	BigCommerce Holdings, Inc.(a)	6,625,166
153,170	Endava PLC — ADR(a) (b)	10,289,960
567,280	Grid Dynamics Holdings, Inc.(a)	6,501,029
726,715	TaskUS, Inc.(a)	10,493,765
		33,909,920
	Semiconductors & Semiconductor Equipment	6.35%
103,345	Ambarella, Inc. — ADR(a) (b)	8,000,970
321,680	MaxLinear, Inc.(a)	11,326,353
57,320	Silicon Laboratories, Inc.(a)	10,036,159
77,110	SiTime Corp.(a)	10,967,355
87,950	Universal Display Corp.	13,643,683
		53,974,520

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

Shares or Face Amount		$ Fair Value*
	Software	8.20%
553,604	DoubleVerify Holdings, Inc.(a)	16,691,161
193,795	Five9, Inc.(a)	14,009,441
153,985	PagerDuty, Inc.(a)	5,386,395
321,001	PROS Holdings, Inc.(a)	8,795,427
222,380	Tenable Holdings, Inc.(a)	10,565,274
1,441,840	Zuora, Inc.(a)	14,245,379
		69,693,077
Total Information Technology (Cost $192,231,098)		201,017,656
Materials		2.05%
	Construction Materials	1.58%
471,311	Summit Materials, Inc. — Class A(a)	13,427,650
	Containers & Packaging	0.47%
302,997	Karat Packaging, Inc.	4,038,950
Total Materials (Cost $12,354,774)		17,466,600
Total Common Stocks (Cost $688,950,662)		792,067,564
Short Term Investments		7.10%
Investment Company		7.10%
60,320,103	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 4.725%(c)	60,320,103
Total Investment Company		60,320,103
Total Short Term Investments (Cost $60,320,103)		60,320,103
Total Investments (Cost $749,270,765)		100.28 852,387,667%
Liabilities in Excess of Other Assets		(0.28 (2,343,895))%
Total Net Assets		100.00 850,043,772%

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023 Continued

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Securities. The total value of these securities amounted to $48,281707 (5.68% of net assets) at March 31, 2023.

(c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2023.

(d)  Level 3 security. See the accompanying Notes to the Financial Statements for information regarding Level 3 securities.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

This page intentionally left blank.

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2023

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Early Stage Growth Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
ASSETS:
Investments in securities, at cost:	$716,297,145	$73,070,782	$75,857,717	$228,748,232	$67,342,344
Cash denominated in foreign currencies, at cost:	—	—	—	—	—
Investments in securities, at value:	911,000,755	118,242,289	85,497,553	463,804,341	144,017,840
Cash:	—	—	—	—	—
Cash denominated in foreign currency, at value:(1)	—	—	—	—	—
Receivables:
Investments sold	—	116,360	—	5,875,164	2,706,537
Fund shares sold	283,642	2,836,349	10,317	157,590	231,356
Dividends	165,597	135,346	31,989	837,259	27,866
Interest	91,436	—	—	—	—
Other assets	32,101	15,301	17,254	19,189	17,006
Total assets	911,573,531	121,345,645	85,557,113	470,693,543	147,000,605
LIABILITIES:
Payables:
Investments purchased	—	54,332	—	—	2,068,229
Written options, at value(1) (Note 8)	—	—	—	108,800	—
Fund shares purchased	1,812,202	1,016,281	99,248	813,478	1,874,846
Management fees (Note 3)	642,856	73,389	93,475	331,767	86,980
Custodian fees (Note 3)	—	—	—	—	—
Accrued shareholder service fees — Investor Class (Note 7)	345,517	11,413	62,338	101,698	72,775
Other payables	—	—	—	—	—
Accrued expenses	1,325	2,486	7,974	66,738	17,689
Total liabilities	2,801,900	1,157,901	263,035	1,422,481	4,120,519
NET ASSETS	$908,771,631	$120,187,744	$85,294,078	$469,271,062	$142,880,086
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$762,680,289	$75,084,209	$81,397,182	$231,461,828	$65,184,034
Total distributable earnings	146,091,342	45,103,535	3,896,896	237,809,234	77,696,052
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$908,771,631	$120,187,744	$85,294,078	$469,271,062	$142,880,086
Net Assets — Investor Class	$722,076,653	$32,255,541	$50,836,594	$300,336,306	$73,407,543
Outstanding Shares — Investor Class	33,894,956	1,339,910	3,377,014	16,583,226	2,846,156
NET ASSET VALUE PER SHARE — Investor Class	$21.30	$24.07	$15.05	$18.11	$25.79
Net Assets — Institutional Class	$186,694,978	$87,932,203	$34,457,485	$168,934,756	$69,472,543
Outstanding Shares — Institutional Class	8,701,355	3,652,762	2,273,397	9,331,290	2,679,068
NET ASSET VALUE PER SHARE — Institutional Class	$21.46	$24.07	$15.16	$18.10	$25.93
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1) Written options, premiums received	—	—	—	128,921	—

The accompanying notes are an integral part of these financial statements.

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
ASSETS:
Investments in securities, at cost:	$327,993,838	$390,295,590	$59,192,588	$90,685,817	$749,270,765
Cash denominated in foreign currencies, at cost:	—	328,864	—	—	—
Investments in securities, at value:	315,283,895	603,222,516	94,538,445	139,325,142	852,387,667
Cash:	506,055	33,231	—	—	—
Cash denominated in foreign currency, at value:(1)	—	329,273	—	—	—
Receivables:
Investments sold	75,570	6,630,755	721,907	—	—
Fund shares sold	771,197	2,111,007	17,089	28,540	936,398
Dividends	4,367,351	2,670,298	65,571	51,803	399,451
Interest	—	—	—	—	—
Other assets	25,960	31,675	16,872	15,178	35,153
Total assets	321,030,028	615,028,755	95,359,884	139,420,663	853,758,669
LIABILITIES:
Payables:
Investments purchased	10,722,352	3,315,626	652,247	—	1,583,854
Written options, at value(1) (Note 8)	—	—	—	—	—
Fund shares purchased	695,301	638,509	334,898	409,059	844,139
Management fees (Note 3)	222,215	425,412	57,957	97,857	603,241
Custodian fees (Note 3)	—	15,845	—	—	—
Accrued shareholder service fees — Investor Class (Note 7)	3,496	19,664	23,292	57,845	677,355
Other payables	—	98,117	—	—	—
Accrued expenses	2,773	1,701	1,142	13,550	6,308
Total liabilities	11,646,137	4,514,874	1,069,536	578,311	3,714,897
NET ASSETS	$309,383,891	$610,513,881	$94,290,348	$138,842,352	$850,043,772
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$330,299,634	$396,508,216	$62,905,821	$89,483,738	$853,061,061
Total distributable earnings	(20,915,743)	214,005,665	31,384,527	49,358,614	(3,017,289)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$309,383,891	$610,513,881	$94,290,348	$138,842,352	$850,043,772
Net Assets — Investor Class	$58,920,131	$253,664,075	$27,414,134	$73,143,532	$575,978,957
Outstanding Shares — Investor Class	5,775,331	12,536,008	780,470	4,968,753	40,626,344
NET ASSET VALUE PER SHARE — Investor Class	$10.20	$20.23	$35.13	$14.72	$14.18
Net Assets — Institutional Class	$250,463,760	$356,849,806	$66,876,214	$65,698,820	$274,064,815
Outstanding Shares — Institutional Class	24,571,585	17,622,741	1,893,439	4,433,718	19,212,878
NET ASSET VALUE PER SHARE — Institutional Class	$10.19	$20.25	$35.32	$14.82	$14.26
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1) Written options, premiums received	—	—	—	—	—

STATEMENTS OF OPERATIONS

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Early Stage Growth Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
INVESTMENT INCOME:
Interest	$—	$120,518	$—	$—	$—
Dividends from securities	4,444,484	2,168,273	346,981	12,678,738	876,436
Foreign tax withheld	(5,804)	(4,388)	(6,935)	(34,834)	—
Total investment income	4,438,680	2,284,403	340,046	12,643,904	876,436
EXPENSES:
Management fees (Note 3)	8,880,149	858,836	1,192,322	4,072,323	1,130,362
Shareholder Service Fees — Investor Class (Note 7)	1,222,555	43,164	82,008	467,745	117,668
Registration fees	47,739	33,594	35,936	42,808	33,716
Custody fees	—	—	—	—	—
Other expenses	19,508	1,676	1,652	6,418	2,712
Total expenses	10,169,951	937,270	1,311,918	4,589,294	1,284,458
Net investment income (loss)	(5,731,271)	1,347,133	(971,872)	8,054,610	(408,022)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investment transactions	9,260,805	(144,375)	(3,621,984)	4,054,769	4,028,275
Options written (Note 8)	—	—	—	307,662	—
Net unrealized appreciation/depreciation during the year on:
Investments	(173,170,484)	(6,027,586)	(11,534,679)	(17,389,740)	(29,733,167)
Options written (Note 8)	—	—	—	26,220	—
Net realized and unrealized loss	(163,909,679)	(6,171,961)	(15,156,663)	(13,001,089)	(25,704,892)
Net increase (decrease) in net assets resulting from operations	$(169,640,950)	$(4,824,828)	$(16,128,535)	$(4,946,478)	$(26,112,914)
The accompanying notes are an integral part of these financial statements.

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
INVESTMENT INCOME:
Interest	$18,883,810	$—	$—	$—	$—
Dividends from securities	902,997	10,118,304	842,669	783,149	4,098,213
Foreign tax withheld	—	(931,439)	(3,724)	—	—
Total investment income	19,786,807	9,186,865	838,945	783,149	4,098,213
EXPENSES:
Management fees (Note 3)	2,428,818	4,497,848	697,290	1,218,823	7,219,447
Shareholder Service Fees — Investor Class (Note 7)	75,056	337,130	41,846	113,726	709,582
Registration fees	37,732	47,828	33,821	35,271	73,693
Custody fees	—	96,177	—	—	—
Other expenses	87,848	7,956	1,633	2,456	12,747
Total expenses	2,629,454	4,986,939	774,590	1,370,276	8,015,469
Net investment income (loss)	17,157,353	4,199,926	64,355	(586,023)	(3,917,256)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investment transactions	(8,298,692)	922,424	(1,542,425)	3,868,099	(100,904,915)
Options written (Note 8)	—	—	—	—	—
Net unrealized appreciation/depreciation during the year on:
Investments	(13,156,789)	(3,374,862)	(10,272,639)	(26,617,551)	(12,721,155)
Options written (Note 8)	—	—	—	—	—
Net realized and unrealized loss	(21,455,481)	(2,452,438)	(11,815,064)	(22,749,452)	(113,626,070)
Net increase (decrease) in net assets resulting from operations	$(4,298,128)	$1,747,488	$(11,750,709)	$(23,335,475)	$(117,543,326)

STATEMENTS OF CHANGES IN
NET ASSETS

	Buffalo Discovery Fund		Buffalo Dividend Focus Fund		Buffalo Early Stage Growth Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS:
Net investment income (loss)	$(5,731,271)	$(11,567,931)	$1,347,133	$753,476	$(971,872)	$(1,582,051)
Net realized gain (loss) on investment transactions	9,260,805	145,261,973	(144,375)	2,299,786	(3,621,984)	10,248,601
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(173,170,484)	(200,818,345)	(6,027,586)	10,781,502	(11,534,679)	(26,331,028)
Net increase (decrease) in net assets resulting from operations	(169,640,950)	(67,124,303)	(4,824,828)	13,834,764	(16,128,535)	(17,664,478)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(61,661,632)	(236,211,778)	(3,070,271)	(2,146,892)	(991,573)	(18,199,094)
Total distributions	(61,661,632)	(236,211,778)	(3,070,271)	(2,146,892)	(991,573)	(18,199,094)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	36,954,602	90,702,153	7,403,316	2,561,338	2,665,595	16,837,991
Institutional Class	32,946,069	112,094,624	15,515,124	9,515,807	2,151,792	7,269,326
Reinvested dividends and distributions
Investor Class	48,626,399	175,336,317	729,128	544,419	574,987	10,901,467
Institutional Class	11,483,669	54,999,105	2,264,382	1,544,679	392,726	6,790,444
Shares Issued	130,010,739	433,132,199	25,911,950	14,166,243	5,785,100	41,799,228
Redemptions
Investor Class	(287,796,455)	(383,826,469)	(4,689,312)	(4,057,708)	(10,237,919)	(20,264,115)
Institutional Class	(164,766,299)	(63,487,663)	(9,980,947)	(5,965,203)	(5,822,351)	(4,828,538)
Redemption fees (Note 5)
Investor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Shares repurchased	(452,562,754)	(447,314,132)	(14,670,259)	(10,022,911)	(16,060,270)	(25,092,653)
Net increase (decrease) from capital share transactions	(322,552,015)	(14,181,933)	11,241,691	4,143,332	(10,275,170)	16,706,575
Total increase (decrease) in net assets	(553,854,597)	(317,518,014)	3,346,592	15,831,204	(27,395,278)	(19,156,997)
NET ASSETS:
Beginning of period	1,462,626,228	1,780,144,242	116,841,152	101,009,948	112,689,357	131,846,354
End of period	$908,771,631	$1,462,626,228	$120,187,744	$116,841,152	$85,294,079	$112,689,357
Fund share transactions:
Shares issued
Investor Class	1,744,428	3,027,055	308,683	101,658	175,765	707,214
Institutional Class	1,574,535	3,495,167	643,114	380,489	141,738	321,214
	3,318,963	6,522,222	951,797	482,147	317,503	1,028,428
Reinvested dividends and distributions
Investor Class	2,420,428	6,501,161	30,949	21,770	39,195	555,914
Institutional Class	567,936	2,029,487	96,196	61,769	26,607	344,518
	2,988,364	8,530,648	127,145	83,539	65,802	900,432
Shares Issued	6,307,327	15,052,870	1,078,942	565,686	383,305	1,928,860
Shares repurchased
Investor Class	(13,708,730)	(12,876,646)	(197,852)	(160,274)	(682,704)	(886,300)
Institutional Class	(7,725,892)	(2,172,522)	(419,806)	(235,015)	(386,933)	(220,133)
Total Shares Repurchased	(21,434,622)	(15,049,168)	(617,658)	(395,289)	(1,069,637)	(1,106,433)
Net increase (decrease) in fund shares	(15,127,295)	3,702	461,284	170,397	(686,332)	822,427

The accompanying notes are an integral part of these financial statements.

	Buffalo Flexible Income Fund		Buffalo Growth Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS:
Net investment income (loss)	$8,054,610	$7,460,791	$(408,022)	$(696,471)
Net realized gain (loss) on investment transactions	4,362,432	19,116,133	4,028,275	18,127,016
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(17,363,520)	69,725,547	(29,733,167)	2,161,487
Net increase (decrease) in net assets resulting from operations	(4,946,478)	96,302,471	(26,112,914)	19,592,032
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(20,155,697)	(24,455,226)	(6,215,261)	(20,046,380)
Total distributions	(20,155,697)	(24,455,226)	(6,215,261)	(20,046,380)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	65,675,954	35,446,475	4,437,040	5,085,586
Institutional Class	13,978,304	11,411,527	2,306,813	6,760,777
Reinvested dividends and distributions
Investor Class	12,884,149	15,186,659	3,265,304	10,701,157
Institutional Class	5,893,264	7,689,399	2,869,531	9,126,988
Shares Issued	98,431,671	69,734,060	12,878,688	31,674,508
Redemptions
Investor Class	(75,660,916)	(60,688,616)	(20,399,727)	(25,149,748)
Institutional Class	(18,422,462)	(16,575,934)	(12,603,435)	(9,182,096)
Redemption fees (Note 5)
Investor Class	—	—	—	—
Institutional Class	—	—	—	—
Shares repurchased	(94,083,378)	(77,264,550)	(33,003,162)	(34,331,844)
Net increase (decrease) from capital share transactions	4,348,293	(7,530,490)	(20,124,474)	(2,657,336)
Total increase (decrease) in net assets	(20,753,882)	64,316,755	(52,452,649)	(3,111,684)
NET ASSETS:
Beginning of period	490,024,944	425,708,189	195,332,734	198,444,418
End of period	$469,271,062	$490,024,944	$142,880,085	$195,332,734
Fund share transactions:
Shares issued
Investor Class	3,526,477	1,953,183	175,918	152,848
Institutional Class	765,068	639,999	93,186	199,782
	4,291,545	2,593,182	269,104	352,630
Reinvested dividends and distributions
Investor Class	698,843	866,665	138,595	331,305
Institutional Class	319,827	438,889	121,231	281,697
	1,018,670	1,305,554	259,826	613,002
Shares Issued	5,310,215	3,898,736	528,930	965,632
Shares repurchased
Investor Class	(4,147,040)	(3,423,944)	(819,849)	(750,535)
Institutional Class	(998,680)	(936,487)	(508,029)	(273,115)
Total Shares Repurchased	(5,145,720)	(4,360,431)	(1,327,878)	(1,023,650)
Net increase (decrease) in fund shares	164,495	(461,695)	(798,948)	(58,018)

STATEMENTS OF CHANGES IN
NET ASSETS

	Buffalo High Yield Fund		Buffalo International Fund		Buffalo Large Cap Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS:
Net investment income (loss)	$17,157,353	$12,350,271	$4,199,926	$1,338,822	$64,355	$(286,638)
Net realized gain (loss) on investment transactions	(8,298,692)	8,337,574	922,424	15,739,005	(1,542,425)	27,125,565
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(13,156,789)	(15,061,629)	(3,374,862)	(9,582,271)	(10,272,639)	(15,249,591)
Net increase (decrease) in net assets resulting from operations	(4,298,128)	5,626,216	1,747,488	7,495,556	(11,750,709)	11,589,336
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(22,752,760)	(21,107,564)	(10,436,510)	(8,250,348)	(2,521,305)	(26,204,398)
Total distributions	(22,752,760)	(21,107,564)	(10,436,510)	(8,250,348)	(2,521,305)	(26,204,398)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	31,266,028	16,978,308	92,532,462	74,628,662	1,417,943	4,233,701
Institutional Class	61,640,191	37,510,763	110,472,489	65,919,686	6,448,349	8,024,389
Reinvested dividends and distributions
Investor Class	3,826,042	3,835,831	3,936,057	3,539,520	737,721	8,131,619
Institutional Class	16,594,848	15,198,835	5,623,200	4,474,207	1,710,941	17,150,974
Shares Issued	113,327,109	73,523,737	212,564,208	148,562,075	10,314,954	37,540,683
Redemptions
Investor Class	(22,118,507)	(17,482,430)	(100,287,024)	(75,011,332)	(5,582,591)	(9,924,225)
Institutional Class	(51,212,412)	(19,946,518)	(72,796,682)	(38,713,002)	(9,643,547)	(8,334,709)
Redemption fees (Note 5)
Investor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Shares repurchased	(73,330,919)	(37,428,948)	(173,083,706)	(113,724,334)	(15,226,138)	(18,258,934)
Net increase (decrease) from capital share transactions	39,996,190	36,094,789	39,480,502	34,837,741	(4,911,184)	19,281,749
Total increase (decrease) in net assets	12,945,302	20,613,441	30,791,480	34,082,949	(19,183,198)	4,666,687
NET ASSETS:
Beginning of period	296,438,589	275,825,148	579,722,401	545,639,452	113,473,546	108,806,859
End of period	$309,383,891	$296,438,589	$610,513,881	$579,722,401	$94,290,348	$113,473,546
Fund share transactions:
Shares issued
Investor Class	3,041,835	1,444,631	5,023,406	3,362,322	42,116	87,396
Institutional Class	5,982,023	3,219,662	5,963,204	2,960,156	193,730	168,409
	9,023,858	4,664,293	10,986,610	6,322,478	235,846	255,805
Reinvested dividends and distributions
Investor Class	372,381	330,686	214,186	157,413	22,727	189,902
Institutional Class	1,615,104	1,311,808	306,298	198,604	52,435	399,138
	1,987,485	1,642,494	520,484	356,017	75,162	589,040
Shares Issued	11,011,343	6,306,787	11,507,094	6,678,495	311,008	844,845
Shares repurchased
Investor Class	(2,144,711)	(1,507,734)	(5,443,057)	(3,455,367)	(164,532)	(206,465)
Institutional Class	(4,944,710)	(1,717,947)	(3,965,772)	(1,752,736)	(287,025)	(175,089)
Total Shares Repurchased	(7,089,421)	(3,225,681)	(9,408,829)	(5,208,103)	(451,557)	(381,554)
Net increase (decrease) in fund shares	3,921,922	3,081,106	2,098,265	1,470,392	(140,549)	463,291

The accompanying notes are an integral part of these financial statements.

	Buffalo Mid Cap Fund		Buffalo Small Cap Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS:
Net investment income (loss)	$(586,023)	$(955,603)	$(3,917,256)	$(9,042,676)
Net realized gain (loss) on investment transactions	3,868,099	14,348,950	(100,904,915)	52,166,078
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(26,617,551)	(15,622,847)	(12,721,155)	(254,440,168)
Net increase (decrease) in net assets resulting from operations	(23,335,475)	(2,229,500)	(117,543,326)	(211,316,766)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(6,882,361)	(20,762,447)	—	(142,049,821)
Total distributions	(6,882,361)	(20,762,447)	—	(142,049,821)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	1,435,785	5,257,376	83,086,038	291,257,479
Institutional Class	3,710,539	6,656,550	103,680,341	174,193,990
Reinvested dividends and distributions
Investor Class	3,624,175	11,369,480	—	101,656,595
Institutional Class	3,175,166	9,147,691	—	37,625,245
Shares Issued	11,945,665	32,431,097	186,766,379	604,733,309
Redemptions
Investor Class	(12,454,684)	(14,115,769)	(120,440,428)	(241,646,741)
Institutional Class	(10,253,786)	(6,203,747)	(77,661,329)	(160,773,145)
Redemption fees (Note 5)
Investor Class	—	—	—	—
Institutional Class	—	—	—	—
Shares repurchased	(22,708,470)	(20,319,516)	(198,101,757)	(402,419,886)
Net increase (decrease) from capital share transactions	(10,762,805)	12,111,581	(11,335,378)	202,313,423
Total increase (decrease) in net assets	(40,980,641)	(10,880,366)	(128,878,704)	(151,053,164)
NET ASSETS:
Beginning of period	179,822,993	190,703,359	978,922,476	1,129,975,640
End of period	$138,842,352	$179,822,993	$850,043,772	$978,922,476
Fund share transactions:
Shares issued
Investor Class	95,900	263,645	5,846,891	13,531,321
Institutional Class	253,640	336,084	7,316,524	8,315,660
	349,540	599,729	13,163,415	21,846,981
Reinvested dividends and distributions
Investor Class	257,034	612,910	—	5,564,127
Institutional Class	223,761	491,019	—	2,050,422
	480,795	1,103,929	—	7,614,549
Shares Issued	830,335	1,703,658	13,163,415	29,461,530
Shares repurchased
Investor Class	(856,314)	(708,224)	(8,531,455)	(11,981,132)
Institutional Class	(694,558)	(308,223)	(5,480,015)	(7,788,562)
Total Shares Repurchased	(1,550,872)	(1,016,447)	(14,011,470)	(19,769,694)
Net increase (decrease) in fund shares	(720,537)	687,211	(848,055)	9,691,836

FINANCIAL HIGHLIGHTS

BUFFALO DISCOVERY FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2023		2022		2021		2020	2019
Net asset value, beginning of period	$25.31		$30.82		$19.88		$25.29	$24.52
Income from investment operations:
Net investment loss	(0.12	)(1)	(0.21	)(1)	(0.18	)(1)	(0.06)	(0.06)
Net gains (losses) on securities (both realized and unrealized)	(2.52)		(0.93)		13.51		(1.76)	2.31
Total from investment operations	(2.64)		(1.14)		13.33		(1.82)	2.25
Less distributions:
Distributions from capital gains	(1.37)		(4.37)		(2.39)		(3.59)	(1.48)
Total distributions	(1.37)		(4.37)		(2.39)		(3.59)	(1.48)
Net asset value, end of period	$21.30		$25.31		$30.82		$19.88	$25.29
Total return	(10.12%)		(4.58%)		67.49%		(9.64%)	10.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$722,077		$1,099,258		$1,442,145		$1,132,237	$1,744,262
Ratio of expenses to average net assets	1.01%		1.00%		1.01%		1.01%	1.01%
Ratio of net investment income (loss) to average net assets	(0.58%)		(0.70%)		(0.64%)		(0.30%)	(0.21%)
Portfolio turnover rate	26%		41%		84%		123%	77%

(1)  Per share amounts have been calculated using the average shares method.

FINANCIAL HIGHLIGHTS

BUFFALO DISCOVERY FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,						For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2023		2022		2021		March 31, 2020
Net asset value, beginning of period	$25.44		$30.92		$19.91		$27.10
Income from investment operations:
Net investment loss	(0.09	)(1)	(0.17	)(1)	(0.14	)(1)	(0.04)
Net gains (losses) on securities (both realized and unrealized)	(2.52)		(0.94)		13.54		(3.56)
Total from investment operations	(2.61)		(1.11)		13.40		(3.60)
Less distributions:
Distributions from capital gains	(1.37)		(4.37)		(2.39)		(3.59)
Total distributions	(1.37)		(4.37)		(2.39)		(3.59)
Net asset value, end of period	$21.46		$25.44		$30.92		$19.91
Total return	(9.94%)		(4.46%)		67.75%		(15.55	%)(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$186,695		$363,369		$337,999		$205,430
Ratio of expenses to average net assets	0.86%		0.86%		0.86%		0.86%
Ratio of net investment income (loss) to average net assets	(0.43%)		(0.55%)		(0.50%)		(0.25%)
Portfolio turnover rate**	26%		41%		84%		123%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  The return listed is the non-annualized return for the Institutional Class since inception date.

FINANCIAL HIGHLIGHTS

BUFFALO DIVIDEND FOCUS FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2023	2022	2021	2020	2019
Net asset value, beginning of period	$25.79	$23.16	$15.10	$16.65	$16.28
Income from investment operations:
Net investment gain	0.25 (1)	0.14 (1)	0.12 (1)	0.44	0.25
Net gains (losses) on securities (both realized and unrealized)	(1.36)	2.94	8.06	(1.81)	0.91
Total from investment operations	(1.11)	3.08	8.18	(1.37)	1.16
Less distributions:
Distributions from investment income	(0.23)	(0.14)	(0.12)	(0.17)	(0.25)
Distributions from capital gains	(0.38)	(0.31)	—	—	(0.54)
Distributions from return of capital	—	—	—	(0.01)	—
Total distributions	(0.61)	(0.45)	(0.12)	(0.18)	(0.79)
Net asset value, end of period	$24.07	$25.79	$23.16	$15.10	$16.65
Total return	(4.22%)	13.39%	54.29%	(8.32%)	7.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,256	$30,895	$28,605	$23,821	$58,299
Ratio of expenses to average net assets	0.93%	0.93%	0.94%	0.95%	0.94%
Ratio of net investment income (loss) to average net assets	1.07%	0.56%	0.63%	0.84%	1.45%
Portfolio turnover rate	2%	4%	20%	31%	20%

(1)  Per share amounts have been calculated using the average shares method.

FINANCIAL HIGHLIGHTS

BUFFALO DIVIDEND FOCUS FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,			For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2023	2022	2021	March 31, 2020
Net asset value, beginning of period	$25.78	$23.16	$15.10	$17.37
Income from investment operations:
Net investment income	0.29 (1)	0.18 (1)	0.15 (1)	0.28
Net gains (losses) on securities (both realized and unrealized)	(1.35)	2.93	8.06	(2.41)
Total from investment operations	(1.06)	3.11	8.21	(2.13)
Less distributions:
Distributions from investment income	(0.27)	(0.18)	(0.15)	(0.13)
Distributions from capital gains	(0.38)	(0.31)	—	—
Distributions from return of capital	—	—	—	(0.01)
Total distributions	(0.65)	(0.49)	(0.15)	(0.14)
Net asset value, end of period	$24.07	$25.78	$23.16	$15.10
Total return	(4.04%)	13.51%	54.52%	(12.34	%)(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,932	$85,946	$72,405	$40,887
Ratio of expenses to average net assets	0.78%	0.78%	0.79%	0.80%
Ratio of net investment income (loss) to average net assets	1.22%	0.71%	0.78%	1.23%
Portfolio turnover rate**	2%	4%	20%	31%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  The return listed is the non-annualized return for the Institutional Class since inception date.

FINANCIAL HIGHLIGHTS

BUFFALO EARLY STAGE GROWTH FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2023		2022		2021		2020	2019
Net asset value, beginning of period	$17.75		$23.88		$12.50		$15.30	$16.03
Income from investment operations:
Net investment loss	(0.17	)(1)	(0.28	)(1)	(0.25	)(1)	(0.15)	(0.15)
Net gains (losses) on securities (both realized and unrealized)	(2.36)		(2.60)		14.11		(1.85)	1.32
Total from investment operations	(2.53)		(2.88)		13.86		(2.00)	1.17
Less distributions:
Distributions from capital gains	(0.17)		(3.25)		(2.48)		(0.80)	(1.90)
Total distributions	(0.17)		(3.25)		(2.48)		(0.80)	(0.79)
Net asset value, end of period	$15.05		$17.75		$23.88		$12.50	$15.30
Total return	(14.23%)		(13.32%)		112.86%		(14.38%)	9.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,837		$68,232		$82,824		$42,633	$84,032
Ratio of expenses to average net assets	1.49%		1.45%		1.50%		1.49%	1.48%
Ratio of net investment income (loss) to average net assets	(1.11%)		(1.22%)		(1.24%)		(1.00%)	(0.94%)
Portfolio turnover rate	10%		34%		54%		22%	40%

(1)  Per share amounts have been calculated using the average shares method.

FINANCIAL HIGHLIGHTS

BUFFALO EARLY STAGE GROWTH FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,						For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2023		2022		2021		March 31, 2020
Net asset value, beginning of period	$17.84		$23.96		$12.51		$16.44
Income from investment operations:
Net investment loss	(0.15	)(1)	(0.24	)(1)	(0.22	)(1)	(0.14)
Net gains (losses) on securities (both realized and unrealized)	(2.37)		(2.63)		14.15		(2.99)
Total from investment operations	(2.52)		(2.87)		13.93		(3.13)
Less distributions:
Distributions from capital gains	(0.17)		(3.25)		(2.48)		(0.80)
Total distributions	(0.17)		(3.25)		(2.48)		(0.80)
Net asset value, end of period	$15.16		$17.84		$23.96		$12.51
Total return	(14.05%)		(13.20%)		113.25%		(20.25	%)(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,457		$44,458		$49,023		$23,102
Ratio of expenses to average net assets	1.34%		1.32%		1.35%		1.35%
Ratio of net investment income (loss) to average net assets	(0.96%)		(1.07%)		(1.09%)		(1.19%)
Portfolio turnover rate**	10%		34%		54%		22%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  The return listed is the non-annualized return for the Institutional Class since inception date.

FINANCIAL HIGHLIGHTS

BUFFALO FLEXIBLE INCOME FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2023	2022	2021	2020	2019
Net asset value, beginning of period	$19.03	$16.24	$11.93	$15.27	$15.00
Income from investment operations:
Net investment income	0.30 (1)	0.29 (1)	0.29 (1)	0.72	0.39
Net gains (losses) on securities (both realized and unrealized)	(0.46)	3.48	4.53	(3.63)	0.71
Total from investment operations	(0.16)	3.77	4.82	(2.91)	1.10
Less distributions:
Distributions from investment income	(0.30)	(0.29)	(0.30)	(0.32)	(0.39)
Distributions from capital gains	(0.46)	(0.69)	(0.21)	(0.11)	(0.44)
Total distributions	(0.76)	(0.98)	(0.51)	(0.43)	(0.83)
Net asset value, end of period	$18.11	$19.03	$16.24	$11.93	$15.27
Total return	(0.87%)	23.81%	40.94%	(19.63%)	7.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$300,336	$314,134	$277,906	$273,416	$625,349
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets	1.66%	1.60%	2.04%	1.99%	2.57%
Portfolio turnover rate	1%	4%	1%	5%	6%

(1)  Per share amounts have been calculated using the average shares method.

FINANCIAL HIGHLIGHTS

BUFFALO FLEXIBLE INCOME FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,			For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2023	2022	2021	March 31, 2020
Net asset value, beginning of period	$19.03	$16.24	$11.93	$15.31
Income from investment operations:
Net investment income	0.33 (1)	0.32 (1)	0.31 (1)	0.57
Net gains (losses) on securities (both realized and unrealized)	(0.47)	3.48	4.53	(3.60)
Total from investment operations	(0.14)	3.80	4.84	(3.03)
Less distributions:
Distributions from investment income	(0.33)	(0.31)	(0.32)	(0.25)
Distributions from capital gains	(0.46)	(0.69)	(0.21)	(0.10)
Total distributions	(0.79)	(1.01)	(0.53)	(0.35)
Net asset value, end of period	$18.10	$19.03	$16.24	$11.93
Total return	(0.78%)	24.00%	41.15%	(20.20	%)(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$168,935	$175,891	$147,802	$133,843
Ratio of expenses to average net assets	0.86%	0.86%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	1.81%	1.75%	2.19%	2.79%
Portfolio turnover rate**	1%	4%	1%	5%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  The return listed is the non-annualized return for the Institutional Class since inception date.

FINANCIAL HIGHLIGHTS

BUFFALO GROWTH FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2023		2022		2021		2020	2019
Net asset value, beginning of period	$30.83		$31.07		$21.20		$25.10	$29.83
Income from investment operations:
Net investment income (loss)	(0.09	)(1)	(0.13	)(1)	(0.05	)(1)	0.08	0.05
Net gains (losses) on securities (both realized and unrealized)	(3.89)		3.25		11.46		(0.55)	2.76
Total from investment operations	(3.98)		3.12		11.41		(0.47)	2.81
Less distributions:
Distributions from investment income	—		—		—		(0.08)	(0.01)
Distributions from capital gains	(1.07)		(3.36)		(1.53)		(3.35)	(7.53)
Total distributions	(1.07)		(3.36)		(1.53)		(3.43)	(7.54)
Net asset value, end of period	$25.79		$30.83		$31.07		$21.20	$25.10
Total return	(12.55%)		9.56%		53.98%		(3.90%)	13.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,408		$103,336		$112,399		$88,051	$174,570
Ratio of expenses to average net assets	0.92%		0.92%		0.92%		0.92%	0.91%
Ratio of net investment income (loss) to average net assets	(0.34%)		(0.40%)		(0.19%)		0.11%	0.17%
Portfolio turnover rate	11%		13%		21%		33%	16%

(1)  Per share amounts have been calculated using the average shares method.

FINANCIAL HIGHLIGHTS

BUFFALO GROWTH FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,						For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2023		2022		2021		March 31, 2020
Net asset value, beginning of period	$30.95		$31.13		$21.20		$27.10
Income from investment operations:
Net investment income (loss)	(0.05	)(1)	(0.08	)(1)	(0.01	)(1)	0.15
Net gains (losses) on securities (both realized and unrealized)	(3.90)		3.28		11.47		(2.59)
Total from investment operations	(3.95)		3.18		11.46		(2.44)
Less distributions:
Distributions from investment income	—		—		—		(0.10)
Distributions from capital gains	(1.07)		(3.36)		(1.53)		(3.36)
Total distributions	(1.07)		(3.36)		(1.53)		(3.46)
Net asset value, end of period	$25.93		$30.95		$31.13		$21.20
Total return	(12.44%)		9.74%		54.26%		(10.92	%)(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,473		$91,997		$86,046		$58,307
Ratio of expenses to average net assets	0.77%		0.77%		0.77%		0.78%
Ratio of net investment income (loss) to average net assets	(0.19%)		(0.25%)		(0.04%)		0.28%
Portfolio turnover rate**	11%		13%		21%		33%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  The return listed is the non-annualized return for the Institutional Class since inception date.

FINANCIAL HIGHLIGHTS

BUFFALO HIGH YIELD FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.23	$11.82	$9.72	$10.86	$11.04
Income from investment operations:
Net investment income	0.61 (1)	0.48 (1)	0.48 (1)	1.17	0.51
Net gains (losses) on securities (both realized and unrealized)	(0.82)	(0.24)	2.10	(1.85)	(0.15)
Total from investment operations	(0.21)	0.24	2.59	(0.68)	0.36
Less distributions:
Distributions from investment income	(0.64)	(0.48)	(0.49)	(0.46)	(0.51)
Distributions from capital gains	(0.19)	(0.34)	— (2)	—	(0.03)
Total distributions	(0.83)	(0.83)	(0.49)	(0.46)	(0.54)
Net asset value, end of period	$10.20	$11.23	$11.82	$9.72	$10.86
Total return	(1.63%)	1.97%	27.07%	(6.67%)	3.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,920	$50,581	$50,110	$46,036	$191,451
Ratio of expenses to average net assets	1.05%	1.02%	1.02%	1.02%	1.02%
Ratio of net investment income (loss) to average net assets	5.88%	4.09%	4.38%	3.60%	4.68%
Portfolio turnover rate	30%	41%	66%	36%	22%

(1)  Per share amounts have been calculated using the average shares method.

(2)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS

BUFFALO HIGH YIELD FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,			For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2023	2022	2021	March 31, 2020
Net asset value, beginning of period	$11.22	$11.81	$9.71	$11.01
Income from investment operations:
Net investment income	0.63 (1)	0.50 (1)	0.50 (1)	0.71
Net gains (losses) on securities (both realized and unrealized)	(0.82)	(0.24)	2.10	(1.66)
Total from investment operations	(0.19)	0.26	2.60	(0.95)
Less distributions:
Distributions from investment income	(0.65)	(0.50)	(0.50)	(0.35)
Distributions from capital gains	(0.19)	(0.35)	— (2)	—
Total distributions	(0.84)	(0.85)	(0.50)	(0.35)
Net asset value, end of period	$10.19	$11.22	$11.81	$9.71
Total return	(1.49%)	2.12%	27.28%	(8.94	%)(3)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$250,464	$245,858	$225,715	$141,735
Ratio of expenses to average net assets	0.89%	0.87%	0.86%	0.88%
Ratio of net investment income (loss) to average net assets	6.03%	4.24%	4.51%	4.90%
Portfolio turnover rate**	30%	41%	66%	36%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Less than $0.01 per share.

(3)  The return listed is the non-annualized return for the Institutional Class since inception date.

FINANCIAL HIGHLIGHTS

BUFFALO INTERNATIONAL FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2023	2022		2021	2020	2019
Net asset value, beginning of period	$20.65	$20.51		$13.54	$14.76	$15.10
Income from investment operations:
Net investment income (loss)	0.13 (1)	0.03	(1)(2)	0.04 (1)	0.19	0.09
Net gains (losses) on securities (both realized and unrealized)	(0.22)	0.39		6.98	(1.31)	(0.11)
Total from investment operations	(0.09)	0.42		7.02	(1.12)	(0.02)
Less distributions:
Distributions from investment income	(0.08)	(0.02)		(0.05)	(0.10)	(0.08)
Distributions from capital gains	(0.25)	(0.26)		— (2)	—	(0.24)
Total distributions	(0.33)	(0.28)		(0.05)	(0.10)	(0.32)
Net asset value, end of period	$20.23	$20.65		$20.51	$13.54	$14.76
Total return	(0.21%)	1.94%		51.79%	(7.67%)	0.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$253,664	$263,120		$260,044	$183,809	$340,880
Ratio of expenses to average net assets	1.03%	1.03%		1.03%	1.03%	1.04%
Ratio of net investment income (loss) to average net assets	0.71%	0.14%		0.22%	0.55%	0.64%
Portfolio turnover rate	8%	13%		14%	13%	16%

(1)  Per share amounts have been calculated using the average shares method.

(2)  Less than $0.01 per share.

FINANCIAL HIGHLIGHTS

BUFFALO INTERNATIONAL FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,			For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2023	2022	2021	March 31, 2020
Net asset value, beginning of period	$20.67	$20.53	$13.55	$15.85
Income from investment operations:
Net investment income	0.16 (1)	0.06 (1)	0.07 (1)	0.20
Net gains (losses) on securities (both realized and unrealized)	(0.22)	0.39	6.99	(2.39)
Total from investment operations	(0.06)	0.45	7.06	(2.19)
Less distributions:
Distributions from investment income	(0.11)	(0.05)	(0.08)	(0.11)
Distributions from capital gains	(0.25)	(0.26)	— (2)	—
Total distributions	(0.36)	(0.31)	(0.08)	(0.11)
Net asset value, end of period	$20.25	$20.67	$20.53	$13.55
Total return	(0.09%)	2.08%	52.12%	(13.95	%)(3)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$356,850	$316,602	$285,595	$176,285
Ratio of expenses to average net assets	0.88%	0.88%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets	0.86%	0.29%	0.37%	0.86%
Portfolio turnover rate**	8%	13%	14%	13%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Less than $0.01 per share.

(3)  The return listed is the non-annualized return for the Institutional Class since inception date.

FINANCIAL HIGHLIGHTS

BUFFALO LARGE CAP FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2023		2022		2021		2020	2019
Net asset value, beginning of period	$40.21		$46.23		$29.53		$31.01	$29.08
Income from investment operations:
Net investment income (loss)	(0.01	)(1)	(0.16	)(1)	(0.07	)(1)	0.09	0.09
Net gains (losses) on securities (both realized and unrealized)	(4.12)		5.59		16.83		(1.07)	3.46
Total from investment operations	(4.13)		5.43		16.76		(0.98)	3.55
Less distributions:
Distributions from investment income	—		—		(0.06)		(0.07)	(0.11)
Distributions from capital gains	(0.95)		(11.45)		—		(0.43)	(1.51)
Total distributions	(0.95)		(11.45)		(0.06)		(0.50)	(1.62)
Net asset value, end of period	$35.13		$40.21		$46.23		$29.53	$31.01
Total return	(10.08%)		10.23%		56.78%		(3.40%)	12.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,414		$35,391		$37,413		$27,872	$69,002
Ratio of expenses to average net assets	0.94%		0.93%		0.94%		0.94%	0.93%
Ratio of net investment income (loss) to average net assets	(0.03%)		(0.34%)		(0.16%)		0.21%	0.27%
Portfolio turnover rate	46%		83%		7%		6%	10%

(1)  Per share amounts have been calculated using the average shares method.

FINANCIAL HIGHLIGHTS

BUFFALO LARGE CAP FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,					For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2023	2022		2021		March 31, 2020
Net asset value, beginning of period	$40.37	$46.30		$29.56		$32.79
Income from investment operations:
Net investment income (loss)	0.04 (1)	(0.09	)(1)	(0.00	)(1)(2)	0.16
Net gains (losses) on securities (both realized and unrealized)	(4.14)	5.61		16.85		(2.89)
Total from investment operations	(4.10)	5.52		16.85		(2.73)
Less distributions:
Distributions from investment income	—	—		(0.11)		(0.07)
Distributions from capital gains	(0.95)	(11.45)		—		(0.43)
Total distributions	(0.95)	(11.45)		(0.11)		(0.50)
Net asset value, end of period	$35.32	$40.37		$46.30		$29.56
Total return	(9.97%)	10.42%		57.02%		(8.55	%)(3)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$66,876	$78,082		$71,394		$45,244
Ratio of expenses to average net assets	0.79%	0.78%		0.79%		0.80%
Ratio of net investment income (loss) to average net assets	0.11%	(0.19%)		(0.01%)		0.40%
Portfolio turnover rate**	46%	83%		7%		6%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  Less than $0.01 per share.

(3)  The return listed is the non-annualized return for the Institutional Class since inception date.

FINANCIAL HIGHLIGHTS

BUFFALO MID CAP FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2023		2022		2021		2020	2019
Net asset value, beginning of period	$17.72		$20.19		$13.02		$14.52	$13.99
Income from investment operations:
Net investment loss	(0.07	)(1)	(0.11	)(1)	(0.11	)(1)	(0.05)	(0.04)
Net gains (losses) on securities (both realized and unrealized)	(2.19)		(0.10)		8.61		(0.19)	1.11
Total from investment operations	(2.26)		(0.21)		8.50		(0.24)	1.07
Less distributions:
Distributions from capital gains	(0.74)		(2.26)		(1.33)		(1.26)	(0.54)
Total distributions	(0.74)		(2.26)		(1.33)		(1.26)	(0.54)
Net asset value, end of period	$14.72		$17.72		$20.19		$13.02	$14.52
Total return	(12.58%)		(1.55%)		65.92%		(2.89%)	8.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,144		$96,992		$107,061		$86,030	$135,262
Ratio of expenses to average net assets	1.03%		1.02%		1.03%		1.02%	1.02%
Ratio of net investment income (loss) to average net assets	(0.48%)		(0.56%)		(0.63%)		(0.39%)	(0.27%)
Portfolio turnover rate	23%		19%		41%		52%	36%

(1)  Per share amounts have been calculated using the average shares method.

FINANCIAL HIGHLIGHTS

BUFFALO MID CAP FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,						For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2023		2022		2021		March 31, 2020
Net asset value, beginning of period	$17.81		$20.24		$13.03		$15.63
Income from investment operations:
Net investment loss	(0.05	)(1)	(0.08	)(1)	(0.09	)(1)	(0.04)
Net gains (losses) on securities (both realized and unrealized)	(2.20)		(0.09)		8.63		(1.30)
Total from investment operations	(2.25)		(0.17)		8.54		(1.34)
Less distributions:
Distributions from capital gains	(0.74)		(2.26)		(1.33)		(1.26)
Total distributions	(0.74)		(2.26)		(1.33)		(1.26)
Net asset value, end of period	$14.82		$17.81		$20.24		$13.03
Total return	(12.46%)		(1.34%)		66.18%		(9.72	%)(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,699		$82,831		$83,642		$51,324
Ratio of expenses to average net assets	0.88%		0.87%		0.88%		0.89%
Ratio of net investment income (loss) to average net assets	(0.33%)		(0.41%)		(0.48%)		(0.38%)
Portfolio turnover rate**	23%		19%		41%		52%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  The return listed is the non-annualized return for the Institutional Class since inception date.

FINANCIAL HIGHLIGHTS

BUFFALO SMALL CAP FUND INVESTOR CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2023		2022		2021		2020	2019
Net asset value, beginning of period	$16.11		$22.14		$10.94		$12.89	$15.00
Income from investment operations:
Net investment loss	(0.07	)(1)	(0.17	)(1)	(0.15	)(1)	(0.08)	(0.08)
Net gains (losses) on securities (both realized and unrealized)	(1.86)		(3.27)		13.23		(0.62)	1.25
Total from investment operations	(1.93)		(3.44)		13.08		(0.70)	1.17
Less distributions:
Distributions from capital gains	—		(2.59)		(1.88)		(1.25)	(3.28)
Total distributions	—		(2.59)		(1.88)		(1.25)	(0.54)
Net asset value, end of period	$14.18		$16.11		$22.14		$10.94	$12.89
Total return	(11.98%)		(16.93%)		120.78%		(7.33%)	12.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$575,979		$697,647		$801,388		$337,804	$510,410
Ratio of expenses to average net assets	0.98%		1.01%		1.01%		1.01%	1.01%
Ratio of net investment income (loss) to average net assets	(0.50%)		(0.83%)		(0.81%)		(0.65%)	(0.55%)
Portfolio turnover rate	44%		59%		63%		67%	57%

(1)  Per share amounts have been calculated using the average shares method.

FINANCIAL HIGHLIGHTS

BUFFALO SMALL CAP FUND INSTITUTIONAL CLASS

The following tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Years Ended March 31,						For the period July 1, 2019* through
Condensed data for a share of capital stock outstanding throughout the period.	2023		2022		2021		March 31, 2020
Net asset value, beginning of period	$16.19		$22.20		$10.96		$13.78
Income from investment operations:
Net investment loss	(0.05	)(1)	(0.14	)(1)	(0.13	)(1)	(0.06)
Net gains (losses) on securities (both realized and unrealized)	(1.88)		(3.28)		13.24		(1.51)
Total from investment operations	(1.93)		(3.42)		13.11		(1.57)
Less distributions:
Distributions from capital gains	—		(2.59)		(1.88)		(1.25)
Total distributions	—		(2.59)		(1.88)		(1.25)
Net asset value, end of period	$14.26		$16.19		$22.20		$10.96
Total return	(11.92%)		(16.79%)		121.14%		(13.24	%)(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$274,065		$281,276		$328,588		$95,095
Ratio of expenses to average net assets	0.86%		0.86%		0.86%		0.86%
Ratio of net investment income (loss) to average net assets	(0.38%)		(0.68%)		(0.67%)		(0.73%)
Portfolio turnover rate**	44%		59%		63%		67%

*  Inception date

**  Not annualized for periods less than one year.

(1)  Per share amounts have been calculated using the average shares method.

(2)  The return listed is the non-annualized return for the Institutional Class since inception date.

NOTES TO FINANCIAL STATEMENTS

March 31, 2023

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Early Stage Growth Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund) (the "Funds") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), each as a diversified open-end management investment company. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund. Kornitzer Capital Management, Inc. ("Advisor" or "KCM") is the Funds' investment advisor.

Each of the Funds offers two classes of shares, Investor Class and Institutional Class. Each class of shares represents an equal interest in the Fund, except the difference of class specific expenses, which reflects the difference in the range of services provided to each class. The shareholder servicing fees for the Investor Class represent the class specific expenses. See Note 7 for more information regarding shareholder servicing fees for the Investor Class. Income, expenses (other than class specific), and realized and unrealized gains and losses on investments are allocated daily to each class based on relative net assets.

The investment objective of the Buffalo Discovery Fund, Buffalo Early Stage Growth Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund is long-term growth of capital. The investment objective of the Buffalo Flexible Income Fund is high current income, with long-term growth of capital as a secondary objective. The investment objectives of the Buffalo Dividend Focus Fund and Buffalo High Yield Fund are current income, with long-term growth of capital as a secondary objective.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services — Investment Companies."

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION — In accordance with FASB ASC 820, Fair Value Measurements ("ASC 820"), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability.

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the "Board"). If events occur that will affect the value of a Fund's portfolio securities before the net asset value ("NAV") has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to KCM, as the Funds' valuation designee in accordance with new Rule 2a-5 of the 1940 Act. Some of the factors that have been or may be considered by KCM, as applicable in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of March 31, 2023, none of the Funds held securities valued at fair value as determined in good faith by KCM, as valuation designee at such time. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo International Fund uses a fair value pricing service which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the New York Stock Exchange ("NYSE"). As of March 31, 2023, the Buffalo International Fund held 65 securities where a foreign fair value factor was applied, with a market value of $378,134,114 or 61.94% of total net assets.

Debt securities, including treasury bills, commercial paper, corporate and convertible bonds, bank loans, etc., with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the valuation date, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds' investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds' valuation policies.

ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds' investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — Valuations based on significant unobservable inputs (including a Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by KCM, along with any other relevant factors in the calculation of an investment's fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in Note 9 — Foreign Investment Risk.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Advisor. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data. All Level 3 positions held at 3/31/23 were valued using broker quotes.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of March 31, 2023. These assets are measured on a recurring basis.

BUFFALO DISCOVERY FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$874,366,312	$—	$—	$874,366,312
REITS	4,254,136	—	—	4,254,136
Short Term Investments	32,380,307	—	—	32,380,307
Total*	$911,000,755	$—	$—	$911,000,755

BUFFALO DIVIDEND FOCUS FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$101,371,871	$—	$—	$101,371,871
REITS	4,148,561	—	—	4,148,561
Preferred Stocks	362,250	—	—	362,250
Convertible Bonds	—	7,707,834	—	7,707,834
Short Term Investments	4,651,773	—	—	4,651,773
Total*	$110,534,455	$7,707,834	$—	$118,242,289

BUFFALO EARLY STAGE GROWTH FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$77,976,069	$—	$—	$77,976,069
REITS	1,961,760	—	—	1,961,760
Warrants	118,680	—	—	118,680
Short Term Investments	5,441,044	—	—	5,441,044
Total*	$85,497,553	$—	$—	$85,497,553

BUFFALO FLEXIBLE INCOME FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$454,199,218	$—	$—	$454,199,218
REITS	8,385,843	—	—	8,385,843
Short Term Investments	1,219,280	—	—	1,219,280
Total*	$463,804,341	$—	$—	$463,804,341
Written Options	$95,950	$12,850	$—	$108,800

BUFFALO GROWTH FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$137,097,397	$—	$—	$137,097,397
REITS	2,537,429	—	—	2,537,429
Short Term Investments	4,383,014	—	—	4,383,014
Total*	$144,017,840	$—	$—	$144,017,840

BUFFALO HIGH YIELD FUND

	Level 1	Level 2	Level 3	Total
Preferred Stocks	$8,712,246	$—	$—	$8,712,246
Convertible Bonds	—	10,990,428	—	10,990,428
Corporate Bonds	—	204,740,012	—	204,740,012
Bank Loans	—	46,763,002	18,888,191	65,651,193
Short Term Investments	25,190,016	—	—	25,190,016
Total*	$33,902,262	$262,493,442	$18,888,191	$315,283,895

BUFFALO INTERNATIONAL FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$182,997,022	$378,134,114	$—	$561,131,136
Short Term Investments	42,091,380	—	—	42,091,380
Total*	$225,088,402	$378,134,114	$—	$603,222,516

BUFFALO LARGE CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$89,176,959	$—	$—	$89,176,959
Short Term Investments	5,361,486	—	—	5,361,486
Total*	$94,538,445	$—	$—	$94,538,445

BUFFALO MID CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$134,978,206	$—	$—	$134,978,206
REITS	2,637,475	—	—	2,637,475
Short Term Investments	1,709,461	—	—	1,709,461
Total*	$139,325,142	$—	$—	$139,325,142

BUFFALO SMALL CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$792,066,615	$—	$949	$792,067,564
Short Term Investments	60,320,103	—	—	60,320,103
Total*	$852,386,718	$—	$949	$852,387,667

*  Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

The following is a reconciliation of the Buffalo High Yield Income Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2023:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities Period Ended March 31, 2023
Fair Value as of 3/31/2022	$14,060,826
Total unrealized losses included in earnings	(648,331)
Realized gain included in earnings	88,099
Purchases	11,308,412
Sales	(5,891,935)
Amortization/Accretion	63,970
Transfer into Level 3	2,642,266
Transfer out of Level 3	(2,735,116)
Fair Value as of 3/31/2023*	$18,888,191
The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$(479,548)

The following is a reconciliation of the Small Cap Income Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2023:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities Period Ended March 31, 2023
Fair Value as of 3/31/2022	$—
Total unrealized gain included in earnings	949
Purchases	—
Sales	—
Fair Value as of 3/31/2023*	$949
The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$949

*  Securities valued as Level 3 during the period were due to uncertainty regarding the valuation of certain securities with thinly traded markets. All Level 3 securities in the Buffalo High Yield Fund were priced by an approved pricing vendor as of March 31, 2023.

**  Bank Loan securities are bucketed in either Level 2 or Level 3, depending on the number of broker quotes available when pricing the security. A security moves from Level 2 to Level 3 when there is a reduction in the number of broker quotes below a pre-established minimum, while an increase in broker quotes above the minimum moves a security from Level 3 to Level 2. The basis for recognizing and valuing transfers is as of the beginning of the period in which transfers occur.

B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

At March 31, 2023, the Funds did not have any tax positions that did not meet the "more likely-than-not" threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

The Funds have analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended March 31, 2020 through March 31, 2023. The Funds have no examinations in progress.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles ("GAAP"). These differences are primarily due to differing treatments for premium amortization on debt securities, deferral of late year and wash sale losses, and partnership investment income.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS — Certain Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund's maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Funds did not hold any written put options as of March 31, 2023.

The premium that a Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Funds' fair valuation guidelines.

The Funds may use options with the objective to generate income as a non-principal investment strategy. Currently, the Buffalo Flexible Income Fund makes use of the options strategy to a greater extent than the other Funds because high income generation is a primary investment objective of the Buffalo Flexible Income Fund. The primary strategy used by Buffalo Flexible Income Fund to achieve income generation through the use of options is to write covered calls with the strike price above the cost basis and the value the portfolio managers believe will be achieved before the expiration of the option and also at a value that the portfolio managers are willing to sell if the option is exercised. The collected premiums generate income for the Fund, and if the option is exercised, a gain will also be achieved. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds. See Note 8 for written option activity.

H. INDEMNIFICATIONS — Under the Funds' organizational documents, officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	Year Ended March 31, 2023		Year Ended March 31, 2022
	Ordinary Income	Long-Term Capital Gains*	Ordinary Income	Long-Term Capital Gains*
Buffalo Discovery Fund	$—	$61,661,632	$112,318,729	$—
Buffalo Dividend Focus Fund	1,242,147	1,828,124	986,883	42,916
Buffalo Early Stage Growth Fund	—	991,573	5,875,169	—
Buffalo Flexible Income Fund	8,081,936	12,073,761	8,766,704	—

	Year Ended March 31, 2023		Year Ended March 31, 2022
	Ordinary Income	Long-Term Capital Gains*	Ordinary Income	Long-Term Capital Gains*
Buffalo Growth Fund	$—	$6,215,261	$132,540	$—
Buffalo High Yield Fund	17,749,585	5,003,175	17,440,640	—
Buffalo International Fund	3,015,734	7,420,776	1,022,952	—
Buffalo Large Cap Fund	33	2,521,272	1,335,634	—
Buffalo Mid Cap Fund	—	6,882,361	3,986,617	—
Buffalo Small Cap Fund	—	—	52,124,491	—

*  The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3)(C), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax periods ended March 31, 2022 and March 31, 2023.

For tax purposes, distributions from short-term capital gain distributions are included in ordinary income distributions.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2023, the following table shows the reclassifications made:

Funds	Distributable Earnings	Paid In Capital
Buffalo Discovery Fund	$4,472,874	$(4,472,874)
Buffalo Dividend Focus Fund	310	(310)
Buffalo Early Stage Growth Fund	967,226	(967,226)
Buffalo Flexible Income Fund	(1,418,337)	1,418,337
Buffalo Growth Fund	(305,990)	305,990
Buffalo High Yield Fund	—	—
Buffalo International Fund	(1,158,594)	1,158,594
Buffalo Large Cap Fund	—	—
Buffalo Mid Cap Fund	(365,032)	365,032
Buffalo Small Cap Fund	4,728,516	(4,728,516)

The permanent differences primarily relate to net operating losses and utilization of earnings and profit distributions to shareholders on redemption of shares.

As of March 31, 2023, the components of distributable earnings (losses) for income tax purposes were as follows:

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Early Stage Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
Tax cost of Investments(a)	$720,319,714	$73,391,424	$76,015,151	$228,783,951	$67,342,344
Unrealized Appreciation	246,303,233	49,275,299	26,897,214	243,154,587	77,865,055
Unrealized Depreciation	(55,622,192)	(4,424,433)	(17,414,812)	(8,112,432)	(1,189,557)
Net unrealized appreciation	190,681,041	44,850,866	9,482,402	235,042,155	76,675,498
Undistributed Ordinary Income	—	402,146	—	469,687	—
Undistributed Long Term Capital Gain	—	—	—	2,322,325	1,120,614
Distributable earnings	—	402,146	—	2,792,012	1,120,614
Other accumulated gain/(loss)	(44,589,699)	(149,477)	(5,585,506)	(24,933)	(100,060)
Total distributable earnings	146,091,342	45,103,535	3,896,896	237,809,234	77,696,052

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
Tax cost of Investments(a)	$328,973,748	$390,367,780	$59,273,743	$90,685,817	$750,014,938
Unrealized Appreciation	4,703,809	221,319,463	36,330,013	52,982,633	198,353,391
Unrealized Depreciation	(18,393,662)	(8,464,727)	(1,065,311)	(4,343,307)	(95,980,662)
Net unrealized appreciation	(13,689,853)	212,854,736	35,264,702	48,639,326	102,372,729
Undistributed Ordinary Income	1,218,745	1,182,072	—	—	—
Undistributed Long Term Capital Gain	—	—	64,222	873,164	—
Distributable earnings	1,218,745	1,182,072	64,222	873,164	—
Other accumulated gain/(loss)	(8,444,635)	(31,143)	(3,944,397)	(153,876)	(105,390,018)
Total distributable earnings	(20,915,743)	214,005,665	31,384,527	49,358,614	(3,017,289)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax deferral of losses on wash sales, premium amortization, and publicly traded partnership investments.

Other accumulated gain/(loss) is generally comprised of capital loss carryover, qualified late year losses and/or straddle loss deferrals.

(a)  Represents cost for federal income tax purposes and may differ from the cost for financial reporting purposes.

As of March 31, 2023, the Buffalo funds had the following capital loss carryovers available to offset future taxable gains:

	Short Term Capital Loss Carryover	Long Term Capital Loss Carryover	Total Capital Loss Carryover
Discovery Fund	$43,330,896	$—	$43,330,896
Dividend Focus Fund	64,682	84,795	149,477
Early Stage Growth Fund	2,115,525	3,143,942	5,259,467
Flexible Income Fund	—	—	—
Growth Fund	—	—	—
High Yield Fund	1,024,491	7,420,144	8,444,635
International Fund	—	—	—
Large Cap Fund	3,944,397	—	3,944,397
Mid Cap Fund	—	—	—
Small Cap Fund	76,108,768	28,220,217	104,328,985

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, March 31, 2023. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, March 31, 2023.

At March 31, 2023, the following Funds deferred, on a tax basis, qualified late year losses, consisting of ordinary and capital losses, as follows:

Funds	Qualified Late Year Ordinary Losses	Qualified Late Year Capital Losses
Buffalo Discovery Fund	$1,258,803	$—
Buffalo Dividend Focus Fund	—	—
Buffalo Early Stage Growth Fund	326,039	—
Buffalo Flexible Income Fund	—	—
Buffalo Growth Fund	100,060	—
Buffalo High Yield Fund	—	—
Buffalo International Fund	—	—
Buffalo Large Cap Fund	—	—
Buffalo Mid Cap Fund	153,876	—
Buffalo Small Cap Fund	1,061,033	—

For the year ended March 31, 2023, the Buffalo International Fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

	Gross Foreign Income	Foreign Tax Paid
Buffalo International Fund	$9,052,964	$(931,439)

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to KCM at the rate of 0.85% per annum of the average daily net asset values of the Funds, except for the Buffalo Early Stage Growth Fund, Buffalo Dividend Focus Fund, Buffalo Growth Fund and Buffalo Large Cap Fund which have a management fee rate of 1.30%, 0.75%, 0.75% and 0.75%, respectively. The management fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, trustees and other personnel; rent; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("GFS"), KCM pays GFS a fee of 30/100 of 1% (0.30%) of each Funds' average daily net assets out of the fees KCM receives from the Funds, except for the Buffalo Dividend Focus Fund, Buffalo Growth Fund and the Buffalo Large Cap Fund, where GFS receives 25/100 of 1% (0.25%). GFS provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of GFS.

With respect to the Buffalo Small Cap Fund only, the annual management fee rate of 0.85% of the Buffalo Small Cap Fund's average daily net assets is a base fee paid to KCM that is subject to reduced fees paid on assets in excess of certain levels (breakpoints). The fee paid by KCM to GFS is also subject to breakpoints on assets in excess of certain levels. The breakpoint schedules for the management fees paid by the Buffalo Small Cap Fund to KCM and the fees paid by KCM to GFS are set forth in the following table:

BUFFALO SMALL CAP FUND FEE BREAKPOINTS

	(As a % Of Average Daily Net Assets)
Asset Level	Management Fee	GFS Fee
Assets up to $6 billion	0.85%	0.300%
Assets over $6 billion up to $7 billion	0.80%	0.275%
Assets over $7 billion up to $8 billion	0.75%	0.250%
Assets over $8 billion up to $9 billion	0.70%	0.225%
Assets over $9 billion	0.65%	0.200%

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds and their shares, insurance, certain trustee expenses and the cost of qualifying the Funds' shares for sale in any jurisdiction. Certain officers of the Funds are also officers and/or directors of KCM. With respect to each Fund's Investor Class, the management fees do not include the shareholder servicing fees.

The Buffalo International Fund incurred $96,177 in custody fees during the year ended March 31, 2023, and owed $15,845 for custody fees as of March 31, 2023.

4. AGGREGATE COMPENSATION TO TRUSTEES:

The Funds do not directly compensate any of their trustees. GFS pays trustee fees to non-interested Board members from its share of the management fee that it receives from KCM. The aggregate compensation paid to the Funds' non-interested trustees for their service on the Funds' Board for the year ended March 31, 2023 was $259,500. Interested trustees who are affiliated with KCM do not receive any compensation from the Funds, but are compensated directly by KCM in connection with their employment with KCM.

5. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended March 31, 2023, were as follows:

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Early Stage Growth Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
Purchases	$265,265,778	$14,141,274	$8,571,504	$24,633,734	$16,588,049
Proceeds from Sales	668,777,203	2,492,824	15,525,354	6,397,033	41,871,757
	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
Purchases	$114,265,319	$57,625,496	$40,229,036	$32,257,625	$364,696,732
Proceeds from Sales	81,841,876	40,053,868	46,464,713	44,627,759	390,325,614

There were no purchases or sales of long-term U.S. government securities for any Funds during the year ended March 31, 2023.

6. TRANSACTIONS WITH AFFILIATES:

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Funds during the year ended March 31, 2023.

7. SHAREHOLDER SERVICING PLAN:

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan, to pay a fee at an annual rate of up to 0.15% of average daily net assets of the Investor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers. No shareholder servicing fees are charged to the Institutional Class. For the year ended March 31, 2023, Investor Class shareholder servicing fees were as follows:

Fund:	Investor Class Shareholder Servicing Fee
Buffalo Discovery Fund	$1,222,555
Buffalo Dividend Focus Fund	43,164
Buffalo Early Stage Growth Fund	82,008
Buffalo Flexible Income Fund	467,745
Buffalo Growth Fund	117,668
Buffalo High Yield Fund	75,056
Buffalo International Fund	337,130
Buffalo Large Cap Fund	41,846
Buffalo Mid Cap Fund	113,726
Buffalo Small Cap Fund	709,582

8. OPTIONS WRITTEN:

FASB ASC 815, Derivatives and Hedging (ASC 815) requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds' financial position and results of operations. The Buffalo Flexible Income Fund is the only Fund that has maintained any positions in derivative instruments or engaged in hedging activities during the year ended March 31, 2023. For the year ended March 31, 2023, the quarterly average gross notional amount of derivatives held by the Fund was $6,052,065, representing holdings in written options. The Fund utilizes these written options as a substitute for a comparable market position in the respective underlying security of the written options.

As of March 31, 2023, the Buffalo Flexible Income Fund was invested in written option contracts.

The following is a summary of the location of derivative investments on the Buffalo Flexible Income Fund's Statement of Assets and Liabilities as of March 31, 2023:

Derivative Investment Type	Value
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$108,800

The following is a summary of the effect of derivative investments on Realized Gain (loss) and Change in Unrealized Appreciation/Depreciation on Options in the Fund as of March 31, 2023:

Derivative Investment Type	Realized Gain (Loss) on Options
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$307,662
Derivative Investment Type	Change in Unrealized Appreciation/Depreciation on Options
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$26,220

The following table presents derivative assets and liabilities net of amounts available for offset under Master Netting Agreements (MNA) and net of related collateral received or pledged, if any, as of March 31, 2023:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES AND SUBJECT TO MNAs

	Gross	Gross Amounts Offset In The	Net Amounts Presented In	Gross Amounts Not Offset In The Statement Of Financial Position
Liabilities:	Amounts Of Recognized Liabilities	Statement Of Financial Position	The Statement Of Financial Position	Financial Instruments	Collateral Pledged/ (Received)*	Net Amount
Description
Written Options	$108,800	$—	$108,800	$108,800	$108,800	$—
	$108,800	$—	$108,800	$108,800	$108,800	$—

*   Any over-collateralization of total financial instruments or cash is not shown.

9. FOREIGN INVESTMENT RISK:

When the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or "capital controls"). These types of controls may restrict or prohibit the Buffalo International Fund's ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo International Fund's assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

10. LINE OF CREDIT:

U.S. Bank, N.A. has made available to the Funds an unsecured line of credit pursuant to a Loan Agreement for the Funds which matures, unless renewed, on July 30, 2024. The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Funds may borrow up to the lesser of $50,000,000 or certain percentage amounts based on the net assets of the Funds.

The interest rate paid by the Funds on outstanding borrowings is equal to the Prime Rate. As of March 31, 2023, the Prime Rate was 8.00%. None of the Buffalo Funds had borrowings under the credit facility during the year ended March 31, 2023.

11. RECENT MARKET EVENTS:

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, trade tensions, the war between Russia and Ukraine, disruption in the banking sector and the impact of the coronavirus (COVID-19) global pandemic. While U.S. and global economies are recovering from the effects of COVID-19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks' interest rate increases, political events, rising government debt in the U.S. and the possibility of a national or global recession have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a result of these or other events may have adverse effects on the Funds. The Russian invasion of Ukraine has resulted in an ongoing military conflict and economic sanctions against certain Russian individuals and companies, the restriction of exports to Russia and increased tariffs on Russian products. This conflict could also drive a rise in traditional and cyber terrorism in Europe and other parts of the world. Further, sanctions and other actions against Russian individuals and companies could adversely affect the price and availability of certain commodities. KCM will monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so.

12. LIBOR:

A Fund may invest in securities or derivatives that use the London Interbank Offered Rate ("LIBOR") as a benchmark or reference rate for interest rate calculations. However, the administrator of LIBOR phased out the use of LIBOR on December 30, 2021 such that one-week and 2-month USD LIBOR settings ceased to be published or will no longer be representative. The remaining USD LIBOR settings will cease to be published and are no longer representative after June 30, 2023. The extension from December 31, 2021, to June 30, 2023, is intended to allow most legacy USD LIBOR contracts to mature before USD LIBOR rates are no longer published. It is possible that a subset of LIBOR settings will be published after these dates on a "synthetic" basis, but any such publications would be considered non-representative of the underlying market. Nevertheless, there can be no assurance of a smooth transition away from LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds' transactions and the financial markets generally. The Federal Reserve Bank of New York began publishing the Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR, in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in England. Although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. It is expected that market participants will adopt alternative rates, such as SOFR, or otherwise amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. Certain proposed replacement rates to LIBOR, such as SOFR, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of June 2023.

13. SUBSEQUENT EVENTS:

Management has evaluated the events and transactions that have occurred after March 31, 2023 and through the date the financial statements were issued a Prospectus and Statement of Additional Information Supplement was filed on May 15, 2023, indicating that as of May 8, 2023, Jamie Cuellar is no longer a co-portfolio manager for the Buffalo Discovery Fund and the Buffalo Small Cap Fund. The Discovery Fund continues to be managed by Dave Carlsen, CFA, and the Small Cap Fund continues to be managed by Robert Male, CFA.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of the Buffalo Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Buffalo Funds (the "Trust") (comprising the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Early Stage Growth Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund (collectively referred to as the "Funds")), including the schedules of investments or options written, as of March 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Buffalo Funds at March 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Buffalo Funds since 1994.

Kansas City, Missouri
May 25, 2023

NOTICE TO SHAREHOLDERS (UNAUDITED)

MARCH 31, 2023

TAX INFORMATION

For the fiscal year ended March 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows (unaudited):

Buffalo Discovery Fund	0.00%
Buffalo Dividend Focus Fund	100.00%
Buffalo Early Stage Growth Fund	0.00%
Buffalo Flexible Income Fund	100.00%
Buffalo Growth Fund	0.00%
Buffalo High Yield Fund	1.78%
Buffalo International Fund	100.00%
Buffalo Large Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2023 was as follows (unaudited):

Buffalo Discovery Fund	0.00%
Buffalo Dividend Focus Fund	100.00%
Buffalo Early Stage Growth Fund	0.00%
Buffalo Flexible Income Fund	100.00%
Buffalo Growth Fund	0.00%
Buffalo High Yield Fund	1.78%
Buffalo International Fund	0.00%
Buffalo Large Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	0.00%

FOREIGN SHAREHOLDERS: The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended March 31, 2023 was as follows (unaudited).

Buffalo Discovery Fund	0.00%
Buffalo Dividend Focus Fund	0.00%
Buffalo Early Stage Growth Fund	0.00%
Buffalo Flexible Income Fund	0.00%
Buffalo Growth Fund	0.00%
Buffalo High Yield Fund	0.00%
Buffalo International Fund	0.00%
Buffalo Large Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	0.00%

(Unaudited)

With respect to the taxable year ended March 31, 2023, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gains of such year:

Funds	From Long-Term Capital Gains, Subject to the 15% Rate Gains Category:	From Long-Term Capital Gains, Using Proceeds from Shareholder Redemptions:
Buffalo Discovery Fund	$61,661,632	$—
Buffalo Dividend Focus Fund	1,828,124	—
Buffalo Early Stage Growth Fund	991,573	—
Buffalo Flexible Income Fund	12,073,761	1,418,263
Buffalo Growth Fund	6,215,261	747,343
Buffalo High Yield Fund	5,003,175	—
Buffalo International Fund	7,420,776	1,158,594
Buffalo Large Cap Fund	2,521,272	—
Buffalo Mid Cap Fund	6,882,361	997,319
Buffalo Small Cap Fund	—	—

(Unaudited)

Trustees and Officers of the Funds

The management and affairs for the Funds are supervised by the Board of Trustees ("Trustees") under the laws of the State of Delaware. The Trustees and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Funds' Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the Funds toll-free at 1-800-49-BUFFALO.

Name, Age and Address	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES(1)
Laura Symon Browne 5420 West 61st Place Shawnee Mission, KS 66205 Year of Birth: 1971	Trustee President and Treasurer	Indefinite term and served since February 2023. One year term and served since November 2022.	President and Treasurer, Buffalo funds, 2022-present; Principal, Head of National Broker/Dealer key Accounts, Vanguard (financial services firm) 2013-2022.	10	None
INDEPENDENT TRUSTEES
Philip J. Kennedy 5420 West 61st Place Shawnee Mission, KS 66205 Year of Birth: 1945	Trustee	Indefinite term and served since May 1995.	Business Consultant.	10	None
Rachel F. Lupardus 5420 West 61st Place Shawnee Mission, KS 66205 Year of Birth: 1972	Trustee	Indefinite term and served since October 2015.	Chief Operating Officer/Chief Financial Officer, Trozzolo Communications Group (marketing communications agency), 2015-present.	10	None
Jeffrey D. Yowell 5420 West 61st Place Shawnee Mission, KS 66205 Year of Birth: 1967	Chairman Trustee	One year term and served since December 2017. Indefinite term and served since October 2015.	President and Owner, Getter Farms, LLC (agriculture and farm-related operations), 2007-present.	10	None
OFFICERS
Fred Coats 5420 West 61st Place Shawnee Mission, KS 66205 Year of Birth: 1965	Chief Compliance Officer Anti-Money Laundering Officer Secretary	Indefinite term and served since May 2015. Indefinite term and served since May 2015. Indefinite term and served since August 2019.	Chief Compliance Officer, Kornitzer Capital Management, Inc. (management company) May 2015-present; Private Practice Attorney May 1993-present.	N/A	None

1  Ms. Laura Symon Browne is deemed to be an interested person of the Funds as that term is defined in the 1940 Act, by virtue of the fact that she is an Officer of the Advisor.

(Unaudited)

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the Advisor's or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds' investment advisor, the authority to vote proxies. A description of the Buffalo Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Trust files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and as an exhibit to its reports on Form N-PORT (first and third quarters). Shareholders may view the Funds' Forms N-CSR and N-PORT on the SEC's website at http://www.sec.gov.

(Unaudited)

APPROVAL OF ADVISORY AGREEMENTS (NOVEMBER 2022)

The Board of Trustees (the "Trustees") of Buffalo Funds, a Delaware statutory trust, on behalf of its series, Buffalo Flexible Income Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund, Buffalo Small Cap Fund, Buffalo Growth Fund, Buffalo Discovery Fund, Buffalo Mid Cap Fund, Buffalo Early Stage Growth Fund, Buffalo International Fund and Buffalo Dividend Focus Fund (all such funds referred to collectively as the "Funds") met in-person on November 17, 2022 to consider the renewal of the Amended and Restated Management Agreements (the "Management Agreements") between the Trust, on behalf of the Funds, and Kornitzer Capital Management, Inc., the Funds' investment adviser ("KCM"). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Management Agreements.

The materials provided contained information with respect to the factors enumerated below, including a copy of the Management Agreements, a memorandum prepared by the Trust's outside legal counsel discussing the Trustees' fiduciary obligations and the factors they should assess in considering the renewal of the Management Agreements, detailed comparative information relating to each Fund's performance, as well as the management fees and expenses of the Funds, KCM's Form ADV, select financial information of KCM, including a profitability analysis prepared by KCM, and other comparative performance and fee information. The Trustees also considered information periodically throughout the year that was relevant to the consideration of the Management Agreements. In addition, the Independent Trustees, as defined below, met with their independent counsel on November 9, 2022 and immediately prior to the Board meeting held on November 17, 2022, to review and discuss the information provided to them and their duties and responsibilities in connection with the renewal of the Management Agreements. Based on their evaluation of information provided by KCM, in conjunction with the Funds' other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "Independent Trustees")), approved the renewal of the Management Agreements for an additional term of one year ending November 30, 2023.

In considering the renewal of the Management Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. Nature, Extent and Quality of Services Provided to the Funds

The Trustees considered the nature, extent and quality of services provided by KCM to the Funds and the amount of time devoted to the Funds' affairs by KCM's staff. The Trustees considered KCM's specific responsibilities in all aspects of day-to-day management of the Funds, including the investment strategies implemented by KCM, as well as the qualifications, experience and responsibilities of the Funds' portfolio managers and other key personnel at KCM involved in the day-to-day activities of the Funds. In executive session, the Independent Trustees reviewed information provided by KCM in response to the Board's 15(c) Request for Information, including the structure of KCM's compliance program, KCM's continuing commitment to the growth of the Funds' assets, KCM's sales and marketing strategies, KCM's addition of several new research analysts and KCM's continued investment in systems, equipment and other resources. The Trustees noted during the course of the prior year they had met with representatives of KCM to discuss the Funds' performance and outlook, along with the marketing and sales and compliance efforts made by KCM throughout the year. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of KCM, and the lack of both significant shareholder complaints and financial statement issues. The Trustees discussed KCM's handling of compliance matters, including the quarterly and annual reports of the Trust's chief compliance officer to the Trustees on the effectiveness of KCM's compliance program. The Trustees concluded that KCM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Management Agreements and that the nature, overall quality and extent of the management services provided to the Funds, as well as KCM's compliance program, were satisfactory.

2. Investment Performance of the Funds and KCM

In assessing the quality of the portfolio management services delivered by KCM, the Trustees compared the short-term and long-term performance of the Investor

(Unaudited)

Class shares of each Fund on an absolute basis, in comparison to a benchmark index, and in comparison to a peer group as constructed using data from Morningstar, Inc. (each a "Morningstar Peer Group").

Buffalo Discovery Fund. The Trustees noted the Buffalo Discovery Fund's performance for the ten-year period ended September 30, 2022 was slightly below the median for the Morningstar Peer Group of U.S. open-end mid cap growth funds, falling within the third quartile of the Morningstar Peer Group. The Trustees also noted the Buffalo Discovery Fund's performance for the year-to-date, one-year, three-year and five-year periods ended September 30, 2022 was below the median for the Morningstar Peer Group, falling into the third quartile of the Morningstar Peer Group for the year-to-date and one-year periods, and into the fourth quartile of the Morningstar Peer Group for the three-year and five-year periods. The Trustees further noted for the since inception period ended September 30, 2022, the Buffalo Discovery Fund outperformed the Russell Midcap Growth Index, but underperformed the Index for the year-to-date, one-year, three-year, five-year and ten-year periods.

Buffalo Dividend Focus Fund. The Trustees noted the Buffalo Dividend Focus Fund's performance for the year-to-date, one-year, three-year and five-year periods ended September 30, 2022 was above the median for the Morningstar Peer Group of U.S. open-end large blend funds, falling into the first quartile for the year-to-date, one-year, and three-year periods, and into the second quartile for the five-year period. The Trustees further noted for the year-to-date, one-year, three-year and five-year periods ended September 30, 2022, the Buffalo Dividend Focus Fund outperformed the Russell 1000 Index but had underperformed the Index for the since inception period ended September 30, 2022.

Buffalo Early Stage Growth Fund. The Trustees noted the Buffalo Early Stage Growth Fund's performance for the year-to-date and one-year periods ended September 30, 2022 was below the median for the Morningstar Peer Group of U.S. open-end small growth funds, falling into the third quartile for the year-to-date period, and into the fourth quartile for the one-year period. The Trustees noted the Buffalo Early Stage Growth Fund's performance for the three-year, five-year and ten-year periods ended September 30, 2022 was above the median for the Morningstar Peer Group of U.S. open-end small growth funds, falling into the second quartile for all three periods. The Trustees next noted that for the year-to-date and one-year periods ended September 30, 2022, the Buffalo Early Stage Growth Fund underperformed the Russell 2000 Growth Index, but outperformed the Index for the three-year, five-year, ten-year and since-inception periods ended September 30, 2022.

Buffalo Flexible Income Fund. The Trustees began by noting that the Buffalo Flexible Income Fund was categorized by Morningstar in its open-end large value fund category and that due to the Fund's investment objective and strategies, the Fund's Morningstar category had periodically changed. The Trustees noted the Buffalo Flexible Income Fund's performance for the year-to-date, one-year, three-year and five-year periods ended September 30, 2022 was above the median for the Fund's Morningstar Peer Group, falling within the first quartile of the Morningstar Peer Group for the year-to-date, one-year and three-year periods and the second quartile for the five-year period. The Trustees further noted the Buffalo Flexible Income Fund's performance for the year-to-date and one-year periods was the best of the Morningstar Peer Group. The Trustees then noted that the Buffalo Flexible Income Fund's performance for the ten-year period ended September 30, 2022 was below the median for the Morningstar Peer Group, falling within the fourth quartile for the period. The Trustees next noted that the Buffalo Flexible Income Fund outperformed the Russell 3000 Index for the year-to-date and one-year periods ended September 30, 2022, but underperformed the Index for the three-year, five-year, ten-year and since inception periods ended September 30, 2022.

Buffalo Growth Fund. The Trustees noted the Buffalo Growth Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2022 was below the median for the Morningstar Peer Group of U.S. open-end large growth funds, falling within the third quartile of the Morningstar Peer Group for the year-to-date, one-year, five-year and ten-year periods and within the fourth quartile for the three-year period. The Trustees next noted for the since-inception period ended September 30, 2022, the Buffalo Growth Fund outperformed the Russell 3000 Growth Index, but underperformed the Index for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2022.

Buffalo High Yield Fund. The Trustees noted the Buffalo High Yield Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2022, was above the median for

(Unaudited)

the Morningstar Peer Group of U.S. open-end high yield bond funds, falling within the first quartile for all periods. The Trustees next noted for the year-to-date, one-year, three-year, five-year, ten-year and since inception periods ended September 30, 2022, the Buffalo High Yield Fund outperformed the ICE BofA U.S. High Yield Index.

Buffalo International Fund. The Trustees noted the Buffalo International Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2022 was above the median for the Morningstar Peer Group of U.S. open-end foreign large growth funds, noting the Fund's performance was in the first quartile for the one-year, five-year and ten-year periods, and within the second quartile for the year-to-date and three-year period. The Trustees further noted for the three-year, five-year, ten-year and since-inception periods ended September 30, 2022, the Buffalo International Fund outperformed the FTSE All-World ex US Index, but had underperformed the Index for the year-to-date and one-year ended periods September 30, 2022.

Buffalo Large Cap Fund. The Trustees noted the Buffalo Large Cap Fund's performance for the year-to-date, one-year and ten-year periods ended September 30, 2022 was above the median for the Morningstar Peer Group of U.S. open-end large growth funds, falling within the first quartile for the ten-year period and within the second quartile for the year-to-date and one-year periods. The Trustees then noted the Buffalo Large Cap Fund's performance for the three-year and five-year periods ended September 30, 2022 was below the Morningstar Peer Group median and fell within the third quartile for each period. The Trustees next noted that for the year-to-date and since inception periods ended September 30, 2022 the Buffalo Large Cap Fund slightly outperformed the Russell 1000 Growth Index and underperformed the Index for the one-year, three-year, five-year and ten-year periods ended September 30, 2022.

Buffalo Mid Cap Fund. The Trustees noted the Buffalo Mid Cap Fund's performance for the year-to-date and one-year periods ended September 30, 2022 was above the median for the Morningstar Peer Group of U.S. open-end mid-cap growth funds, falling within the second quartile for both periods. The Trustees then noted the Buffalo Mid Cap Fund's performance for the three-year, five-year and ten-year periods ended September 30, 2022 was below the median for the Morningstar Peer Group of U.S. open-end mid-cap growth funds, falling within the third quartile for the three-year and five-year periods, and within the fourth quartile for the ten-year period. The Trustees also noted the Buffalo Mid Cap Fund outperformed the Russell Midcap Growth Index for the one-year period ended September 30, 2022, slightly underperformed the Index for the year-to-date period ended September 30, 2022 and underperformed the Index for the three-year, five-year, ten-year and since inception periods ended September 30, 2022. The Trustees also compared the performance of the Buffalo Mid Cap Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund and noted for all periods the performance of the Fund was comparable to that of the other accounts, noting that the performance for the other accounts was presented gross of fees.

Buffalo Small Cap Fund. The Trustees noted the Buffalo Small Cap Fund's performance for the year-to-date, three-year, five-year and ten-year periods ended September 30, 2022 was above the median of the Morningstar Peer Group of U.S. open-end small growth funds, falling within the first quartile of the Morningstar Peer Group for the three-year, five-year and ten-year periods and within the second quartile for the year-to-date period. The Trustees then noted for the one-year period ended September 30, 2022, the Buffalo Small Cap Fund's performance was below the Morningstar Peer Group median, falling within the fourth quartile. The Trustees further noted that for the year-to-date period ended September 30, 2022, the Buffalo Small Cap Fund slightly underperformed the Russell 2000 Growth Index, underperformed the Index for the one-year period ended September 30, 2022 and outperformed the Index for the three-year, five-year, ten-year and since inception periods ended September 30, 2022. The Trustees also compared the performance of the Buffalo Small Cap Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund and noted for all periods the performance of the Fund was comparable to that of the other accounts, noting that the performance for the other accounts was presented gross of fees.

After considering all of the information including specific responses regarding Fund performance, including KCM's efforts to improve performance of underperforming Funds, the Trustees concluded that the performance obtained by KCM for the Funds was satisfactory under current market conditions and in light of each Fund's investment objective, strategies and policies. Although past performance is not a guarantee or indication of

(Unaudited)

future results, the Trustees determined that the Funds and their shareholders were likely to benefit from KCM's continued management.

3. Costs of Services Provided and Profits Realized by KCM

The Trustees considered the cost of services and the structure of KCM's fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed related statistical information, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group.

The Trustees also considered the overall profitability of the Funds to KCM and examined the level of profits that could be expected to accrue to KCM from the fees payable under the Management Agreements, as well as the Funds' brokerage commissions and use of soft dollars by KCM. The Trustees also considered the profitability of each Fund before and after any distribution costs borne by KCM. These considerations were based on materials requested by the Trustees specifically for the Meeting, as well as the presentations made by KCM over the course of the year.

In reviewing the Morningstar 15(c) materials, the Board noted the Institutional Class shares of the Buffalo Funds operate under a unitary fee structure whereby many of the Funds' ordinary operating expenses are paid by KCM out of its advisory fee rather than paid directly by the Funds. The Board noted the difficulty of comparing the Buffalo Funds to non-unitary fee funds and observed that the advisory fee comparison in the Board materials which used the management fee excluding the fees paid by KCM to Fund Services under a master servicing agreement, and referred to below as the net management fee, was the most appropriate. The Board also noted the net expense ratio used in the Morningstar comparative data excludes any Rule 12b-1 fees imposed by other funds.

Buffalo Discovery Fund. The Trustees noted the Buffalo Discovery Fund's net management fee of 0.55% fell within the first quartile of the Morningstar Peer Group, and was below both the Morningstar Peer Group average and median of 0.75%. The Trustees further noted the net expense ratio of 0.86% for the Buffalo Discovery Fund fell in the second quartile, and was equal to the Morningstar Peer Group average and median of 0.86%. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the

Discovery Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Dividend Focus Fund. The Trustees noted the Buffalo Dividend Focus Fund's net management fee of 0.50% fell within the first quartile and was below both the Morningstar Peer Group average of 0.68% and the Morningstar Peer Group median of 0.65%. The Trustees further noted the net expense ratio of 0.78% for the Buffalo Dividend Focus Fund fell into the second quartile, below the Morningstar Peer Group average of 0.84% and median of 0.85%, each of which fell in the third quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded while KCM was not realizing profits in connection with its management of the Dividend Focus Fund, KCM maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

Buffalo Early Stage Growth Fund. The Trustees noted the Buffalo Early Stage Growth Fund's net management fee of 1.00% fell at the top of the fourth quartile and was above the Morningstar Peer Group average of 0.81% and median of 0.83%. The Trustees further noted the net expense ratio of 1.33% for the Buffalo Early Stage Growth Fund fell within the fourth quartile, above the Morningstar Peer Group average of 1.04% and median of 1.00%, each of which fell into the first quartile. The Trustees noted that based on information provided by KCM, the Early Stage Growth Fund would more closely align with a micro-cap category, but Morningstar does not have such a category and is therefore included in the small growth category. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the Early Stage Growth Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

Buffalo Flexible Income Fund. The Trustees noted the Buffalo Flexible Income Fund's net management fee of 0.55% fell within the second quartile and was below the Morningstar Peer Group average and median of 0.63%. The Trustees further noted the net expense ratio of 0.86% for the Buffalo Flexible Income Fund fell within the fourth quartile, above the Morningstar Peer Group average and median of 0.76%, which fell within the second quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded while KCM was

(Unaudited)

not realizing profits in connection with its management of the Flexible Income Fund, KCM maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

Buffalo Growth Fund. The Trustees noted the Buffalo Growth Fund's net management fee of 0.50% fell in the first quartile, below the Morningstar Peer Group average of 0.68% and median of 0.70%. The Trustees further noted the net expense ratio of 0.77% for the Buffalo Growth Fund fell within the first quartile, below the Morningstar Peer Group average and median of 0.85%, which fell in the third quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profits from sponsoring the Growth Fund had not been, and currently were not excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo High Yield Fund. The Trustees noted the Buffalo High Yield Fund's net management fee of 0.55% was equal to the Morningstar Peer Group median and the average of 0.55%. The Trustees further noted the net expense ratio of 0.87% for the Buffalo High Yield Fund fell within the fourth quartile, above the Morningstar Peer Group average and median of 0.70%, which fell within the third quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the High Yield Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo International Fund. The Trustees noted the Buffalo International Fund's net management fee of 0.55% fell in the first quartile, below the Morningstar Peer Group average and median of 0.75%. The Trustees further noted the net expense ratio of 0.88% for the Buffalo International Fund fell within the third quartile, below the Morningstar Peer Group average of 0.90% and above the median of 0.87%, each of which also fell within the third quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profits from sponsoring the International Fund were not excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Large Cap Fund. The Trustees noted the Buffalo Large Cap Fund's net management fee of 0.50% fell into the first quartile, below the Morningstar Peer Group average and median of 0.65%. The Trustees further noted the net expense ratio of 0.78% for the Buffalo Large Cap Fund fell within the second quartile, below the

Morningstar Peer Group average of 0.86% and median of 0.89%. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profits from sponsoring the Large Cap Fund had not been, and currently were not excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Mid Cap Fund. The Trustees noted the Buffalo Mid Cap Fund's net management fee of 0.55% fell within the first quartile and was the lowest of the Morningstar Peer Group, below the Morningstar Peer Group average of 0.73%, which fell within the second quartile, and median of 0.75%. The Trustees further noted the net expense ratio of 0.87% for the Buffalo Mid Cap Fund fell in the second quartile, below the Morningstar Peer Group average of 0.91% and median of 0.90%, each of which fell within the third quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profits from sponsoring the Mid Cap Fund had not been, and currently were not excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Small Cap Fund. The Trustees noted the Buffalo Small Cap Fund's net management fee of 0.55% fell within the first quartile and was below the Morningstar Peer Group average and median of 0.79%, which fell within the second quartile. The Trustees further noted the net expense ratio of 0.86% for the Buffalo Small Cap Fund fell within the first quartile and was below the Morningstar Peer Group average of 0.97%, which was within the second quartile, and below the Morningstar Peer Group median of 0.96%. The Trustees further noted the annual management fee is subject to reduced fees paid on assets in excess of certain levels. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the Small Cap Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

The Trustees concluded that each Fund's expenses and the management fees paid to KCM were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded that KCM's profit from sponsoring the Funds had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support the services to the Funds.

(Unaudited)

4. Extent of Economies of Scale as the Funds Grow

The Trustees compared each Fund's expenses relative to its peer group and discussed realized and potential economies of scale. In considering the economies of scale for each Fund, the Board considered that the Buffalo Funds' Institutional Class shares operate under a unitary fee structure whereby many of the Funds' ordinary operating expenses are paid by KCM out of its advisory fee rather than being paid directly by the Funds.

Buffalo Discovery Fund. The Trustees reviewed the structure of the Buffalo Discovery Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Discovery Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Dividend Focus Fund. The Trustees reviewed the structure of the Buffalo Dividend Focus Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Dividend Focus Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Early Stage Growth Fund. The Trustees reviewed the structure of the Buffalo Early Stage Growth Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Early Stage Growth Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Flexible Income Fund. The Trustees reviewed the structure of the Buffalo Flexible Income Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Flexible Income Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Growth Fund. The Trustees reviewed the structure of the Buffalo Growth Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Growth Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo High Yield Fund. The Trustees reviewed the structure of the Buffalo High Yield Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo High Yield Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo International Fund. The Trustees reviewed the structure of the Buffalo International Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo International Fund's

(Unaudited)

management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Large Cap Fund. The Trustees reviewed the structure of the Buffalo Large Cap Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Large Cap Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Mid Cap Fund. The Trustees reviewed the structure of the Buffalo Mid Cap Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Mid Cap Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Small Cap Fund. The Trustees reviewed the structure of the Buffalo Small Cap Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees further noted the Buffalo Small Cap Fund's management fee structure contained breakpoint reductions as the Fund's assets grow in size.

The Trustees concluded that the current fee structure for each Fund was reasonable and reflected a sharing of economies of scale between KCM and each Fund at each Fund's current asset levels.

5. Benefits Derived from the Relationship with the Funds

The Trustees considered the direct and indirect benefits that could be received by KCM from its association with the Funds. The Trustees examined the brokerage and commissions of KCM with respect to the Funds. The Trustees concluded that the benefits KCM may receive, such as greater name recognition, growth in separate account management services, greater exposure to press coverage, or increased ability to obtain research or brokerage services through the use of soft dollars, appear to be reasonable, and may benefit the Funds through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the Management Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds' surrounding circumstances and concluded that the Funds and their shareholders would benefit from KCM's continued management. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Management Agreements with KCM, on behalf of the Funds, as being in the best interests of the Funds and their shareholders for an additional one-year term ending November 30, 2023.

PRIVACY POLICY (UNAUDITED)

This Privacy Policy has been adopted by the Buffalo Funds. The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.

The Funds and the Adviser are collectively referred to as the "Companies," "we," "our" or "us."

As a part of providing you services and products we collect non-public personally identifiable information ("Personal Information") about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, disclosure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
www.buffalofunds.com
1-800-492-8332

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you. The Personal Information we collect will vary depending upon the product or service you select.

The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

•  Name

•  Address

•  Birthdate

•  Phone number

•  Social Security Number

•  E-mail address

•  Product-Related Personal Information

•  Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies' staff and certain companies working on the Companies' behalf have access to this Personal Information.

(Unaudited)

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations conducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

1-800-49-BUFFALO

(1-800-492-8332)

Buffalo Funds

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

www.buffalofunds.com

Buffalofundannual

(b)	Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial experts are Philip J. Kennedy and Rachel F. Lupardus. Both Mr. Kennedy and Ms. Lupardus are “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
( a ) Audit Fees	$263,600	$239,700
( b ) Audit-Related Fees	$9,000	$8,200
( c ) Tax Fees	$46,970	$42,700
( d ) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

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(e)(2) The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on this review, such officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Not applicable to open-end investment companies.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Buffalo Funds

By	/s/ Laura Symon Browne
Laura Symon Browne
President and Treasurer

Date	June 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

Buffalo Funds

By	/s/ Laura Symon Browne
Laura Symon Browne
President and Treasurer

Date	June 6, 2023

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